As filed with the Securities and Exchange Commission on April 22, 2003.

                                                           File No. 333-102318
                                                                     811-08173
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                       POST-EFFECTIVE AMENDMENT NO. 1 /X/

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1940

                               AMENDMENT No. 2 /X/

                 Allstate Life Variable Life Separate Account A
                           (Exact Name of Registrant)

                         Allstate Life Insurance Company
                               (Name of Depositor)

                                3100 Sanders Road
                              Northbrook, IL 60062
              (Address of Depositor's principal executive offices)

                            Michael J. Velotta, Esq.
                         Allstate Life Insurance Company
                                3100 Sanders Road
                              Northbrook, IL 60062
                                 1-847-402-2400
                     (Name and address of agent for service)

                                   Copies to:
Richard T. Choi, Esq.       John E. Buchanan, Esq.            Daniel J. Fitzpatrick, Esq.
Foley & Lardner             Allstate Life Insurance Company   Morgan Stanley DW Inc.
3000 K Street, Suite 500    3100 Sanders Road, Suite J5B      1585 Broadway
Washington, DC 20007        Northbrook, IL 60062              New York, New York 10036

Approximate date of proposed public offering:  continuous.

             IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE
                             (CHECK APPROPRIATE BOX)

/ / immediately upon filing pursuant to paragraph (b) of Rule 485
/x/ on May 1, 2003 pursuant to paragraph (b) of Rule 485
/ / 60 days after filing pursuant to paragraph (a)(1) of Rule 485
/ / on (date) pursuant to paragraph (a)(1) of Rule 485

                    IF APPROPRIATE, CHECK THE FOLLOWING BOX:

/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Securities being offered - interests in modified single premium variable life insurance contracts.

MORGAN STANLEY VARIABLE LIFE

ALLSTATE LIFE INSURANCE COMPANY
300 N. MILWAUKEE AVENUE
VERNON HILLS, IL 60061
TELEPHONE NUMBER: (800) 822-8773                   PROSPECTUS DATED MAY 1, 2003
 -------------------------------------------------------------------------------
This prospectus describes the "MORGAN STANLEY VARIABLE LIFE," a modified single premium variable life insurance contract ("CONTRACT") offered by Allstate Life Insurance Company ("we" or "Allstate Life") for prospective insured persons age 0-85. The Contract lets you, as the Contract Owner, pay a significant single premium and, subject to restrictions, additional premiums.

The minimum initial premium Allstate Life will accept is $10,000. We allocate premiums to Allstate Life Variable Life Separate Account A ("VARIABLE ACCOUNT"). The Variable Account invests exclusively in shares of the following mutual funds ("FUNDS"):


THE MORGAN STANLEY VARIABLE INVESTMENT SERIES (CLASS X SHARES)
 VAN KAMPEN LIFE INVESTMENT TRUST
THE UNIVERSAL INSTITUTIONAL FUNDS, INC. (CLASS I SHARES)


Each Fund has multiple investment portfolios ("PORTFOLIOS"). Not all of the Funds and/or Portfolios may be available with your Contract. You should check with your Morgan Stanley Financial Advisor for further information on the availability of the Funds and/or Portfolios. Your Contract application will list all available Portfolios.

There is no guaranteed minimum account value ("ACCOUNT VALUE") for a Contract. The Account Value of a Contract will vary up or down to reflect the investment experience of the Portfolios to which you have allocated premiums. You will bear the investment risk for all amounts so allocated. The Contract continues in effect so long as the cash surrender value ("CASH SURRENDER VALUE") is sufficient to pay the monthly charges under the Contract ("MONTHLY DEDUCTION AMOUNT"). It may not be to your advantage to purchase variable life insurance either as a replacement for your current life insurance or if you already own a variable life insurance contract.

                                 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR
           IMPORTANT             DISAPPROVED THE SECURITIES DESCRIBED IN THIS PROSPECTUS, NOR
                                 HAS IT PASSED ON THE ACCURACY OR THE ADEQUACY OF THIS
            NOTICES              PROSPECTUS. ANY ONE WHO TELLS YOU OTHERWISE IS COMMITTING A
                                 FEDERAL CRIME.

                                 INVESTMENT IN THE CONTRACTS INVOLVES INVESTMENT RISKS,
                                 INCLUDING POSSIBLE LOSS OF PRINCIPAL.



                                 1  PROSPECTUS

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                 PAGE

--------------------------------------------------------------------------------
OVERVIEW
--------------------------------------------------------------------------------
  Glossary                        3
--------------------------------------------------------------------------------
  Summary                         5
--------------------------------------------------------------------------------
  Fee Table                       7
--------------------------------------------------------------------------------
BUYING A CONTRACT                 9
--------------------------------------------------------------------------------
APPLICATION                       9
--------------------------------------------------------------------------------
  Premiums                        9
--------------------------------------------------------------------------------
  Allocation of Premiums          9
--------------------------------------------------------------------------------
INVESTMENT CHOICES               11
--------------------------------------------------------------------------------
  Portfolios                     11
--------------------------------------------------------------------------------
  Transfer of Account Value      12
--------------------------------------------------------------------------------
  Dollar Cost Averaging          13
--------------------------------------------------------------------------------
  Automatic Portfolio
        Rebalancing              13
--------------------------------------------------------------------------------
  Voting Rights                  14
--------------------------------------------------------------------------------
ACCOUNT VALUE                    14
--------------------------------------------------------------------------------
  Accumulation Units             14
--------------------------------------------------------------------------------
  Accumulation Unit Values       15
--------------------------------------------------------------------------------
  Account Statements             15
--------------------------------------------------------------------------------
DEDUCTIONS AND CHARGES           15
--------------------------------------------------------------------------------
  Monthly Deductions             15
--------------------------------------------------------------------------------
     Cost of Insurance Charge    15
--------------------------------------------------------------------------------
     Tax Expense Charge          16
--------------------------------------------------------------------------------
     Administrative Expense
        Charge                   16
--------------------------------------------------------------------------------
  Other Deductions               16
--------------------------------------------------------------------------------
     Mortality and Expense Risk
        Charge                   16
--------------------------------------------------------------------------------
     Annual Maintenance Fee      16
--------------------------------------------------------------------------------
     Taxes Charged Against the
        Variable Account         16
--------------------------------------------------------------------------------
     Charges Against the Funds   16
--------------------------------------------------------------------------------
     Withdrawal Charge           17
--------------------------------------------------------------------------------
  Confinement Waiver Benefit     17
--------------------------------------------------------------------------------

                                 PAGE

--------------------------------------------------------------------------------
  Due and Unpaid Premium Tax
        Charge                   17
--------------------------------------------------------------------------------
DEATH BENEFIT                    18
--------------------------------------------------------------------------------
  Accelerated Death Benefit      18
--------------------------------------------------------------------------------
  Changes to Specified Amount    18
--------------------------------------------------------------------------------
  Beneficiary                    18
--------------------------------------------------------------------------------
ACCESS TO YOUR MONEY             19
--------------------------------------------------------------------------------
  Contract Loans                 19
--------------------------------------------------------------------------------
  Amount Payable on Surrender of
        the Contract             19
--------------------------------------------------------------------------------
  Partial Withdrawals            20
--------------------------------------------------------------------------------
  Payment Options                21
--------------------------------------------------------------------------------
  Suspension of Payments         21
--------------------------------------------------------------------------------
CONTRACT TERMS                   21
--------------------------------------------------------------------------------
  Changes to Contract Terms      21
--------------------------------------------------------------------------------
  State Exceptions               21
--------------------------------------------------------------------------------
  Change of Owner or Beneficiary 21
--------------------------------------------------------------------------------
  Assignment                     21
--------------------------------------------------------------------------------
  Last Survivor Contracts        21
--------------------------------------------------------------------------------
  Limit on Rights to Contest     21
--------------------------------------------------------------------------------
  Misstatement as to Age and Sex 21
--------------------------------------------------------------------------------
  Dividends                      22
--------------------------------------------------------------------------------
  Lapse and reinstatement        22
--------------------------------------------------------------------------------
  Cancellation and Exchange
        Rights                   22
--------------------------------------------------------------------------------
FEDERAL TAX MATTERS              25
--------------------------------------------------------------------------------
OTHER INFORMATION                25
--------------------------------------------------------------------------------
  Allstate Life                  25
--------------------------------------------------------------------------------
  The Variable Account           25
--------------------------------------------------------------------------------
  Performance Information        25
--------------------------------------------------------------------------------
  Legal Proceedings              26
--------------------------------------------------------------------------------
  Legal Matters                  26
--------------------------------------------------------------------------------
  Financial Statements           26
--------------------------------------------------------------------------------
OBTAINING ADDITIONAL INFORMATION 27
--------------------------------------------------------------------------------













                                 2  PROSPECTUS

GLOSSARY
--------------------------------------------------------------------------------

As used in this prospectus, the following terms have the indicated meanings:

ACCOUNT VALUE:                                                  The aggregate value under a Contract of the Variable
                                                                Sub-Accounts and the Loan Account.
-----------------------------------------------------------------------------------------------------------------------
ACCUMULATED INCOME:                                             The Account Value less premiums paid (assuming no loans
                                                                have been made.
-----------------------------------------------------------------------------------------------------------------------
ACCUMULATION UNIT:                                              An accounting unit of measure used to calculate the
                                                                value of a Variable Sub-Account.
-----------------------------------------------------------------------------------------------------------------------
AGE:                                                            The Insured's age at the Insured's last birthday.
-----------------------------------------------------------------------------------------------------------------------
CASH SURRENDER VALUE:                                           The Cash Value less all Indebtedness and the Annual
                                                                Maintenance Fee, if applicable.
-----------------------------------------------------------------------------------------------------------------------
CASH VALUE:                                                     The Account Value less any: (1) applicable withdrawal
                                                                charges, and (2) due and unpaid Premium Tax
                                                                Charges.
-----------------------------------------------------------------------------------------------------------------------
CODE OR INTERNAL REVENUE CODE:                                  The Internal Revenue Code of 1986, as amended.
-----------------------------------------------------------------------------------------------------------------------
CONTRACT ANNIVERSARY:                                           The same day and month as the Contract Date for each
                                                                subsequent year the Contract remains in force.
-----------------------------------------------------------------------------------------------------------------------
CONTRACT DATE:                                                  The date on or as of which coverage under a Contract
                                                                becomes effective and the date from which Contract
                                                                Anniversaries, Contract Years and Contract months are
                                                                determined.
-----------------------------------------------------------------------------------------------------------------------
CONTRACT OWNER:                                                 The person having rights to benefits under the Contract
                                                                during the lifetime of the Insured; the Contract Owner
                                                                may or may not be the Insured.
-----------------------------------------------------------------------------------------------------------------------
CONTRACT YEARS:                                                 Annual periods computed from the Contract Date.
-----------------------------------------------------------------------------------------------------------------------
DEATH BENEFIT:                                                  The greater of: (1) the Specified Amount, or (2) the
                                                                Account Value on the date of death multiplied by the
                                                                death benefit ratio as specified in the Contract.
-----------------------------------------------------------------------------------------------------------------------
FREE WITHDRAWAL AMOUNT:                                         The amount of a surrender or partial withdrawal that is
                                                                not subjectt o a Withdrawal Charge. This amount in any
                                                                Contract Year is 15% of total premiums paid.
-----------------------------------------------------------------------------------------------------------------------
FUNDS                                                           (1) The Morgan Stanley Variable Investment Series
                                                                (Class X Shares), (2) The Universa lInstitutional
                                                                Funds, Inc., or (3) Van Kampen Life Investment Trust.
-----------------------------------------------------------------------------------------------------------------------
INDEBTEDNESS:                                                   All Contract loans, if any, and accrued loan interest.
-----------------------------------------------------------------------------------------------------------------------
INITIAL DEATH BENEFIT:                                          The Initial Death Benefit under a Contract is shown on
                                                                the Contract Data page.
-----------------------------------------------------------------------------------------------------------------------
INSURED:                                                        The person whose life is insured under a Contract.
-----------------------------------------------------------------------------------------------------------------------
LOAN ACCOUNT:                                                   An account in the Company's General Account,
                                                                established for any amounts transferred from the
                                                                Variable Sub-Accounts for requested loans. The Loan
                                                                Accountc redits a fixed rate of interest that is not
                                                                based on and is different from the investment
                                                                experience of the Variable Account.
-----------------------------------------------------------------------------------------------------------------------
MONTHLY ACTIVITY DATE:                                          The day of each month on which the Monthly Deduction
                                                                Amount is deducted from the Account Value of the
                                                                Contract. Monthly Activity Dates occur on the samed ay
                                                                of the month as the Contract Date.If there is no date
                                                                equal to the Monthly Activity Date in a particular
                                                                month, the Monthly Activity Date will be the last day
                                                                of that month.
-----------------------------------------------------------------------------------------------------------------------
MONTHLY DEDUCTION AMOUNT:                                       A deduction on each Monthly Activity Date for the cost
                                                                of insurance charge, the tax expense charge and the
                                                                administrative expense charge.
-----------------------------------------------------------------------------------------------------------------------
SPECIFIED AMOUNT:                                               The minimum death benefit under a Contract, equal to
                                                                the Initial Death Benefit on the Contract
                                                                Date.Thereafter it may change in accordance with the
                                                                terms of the partial withdrawal and the subsequent
                                                                premium provisions of the Contract. A withdrawal
                                                                reduces the Specified Amount in the same proportion
                                                                that the withdrawal reduces Account Value. A subsequent
                                                                premium payment increases the Specified Amount only to
                                                                the extent necessary for the Contract to remain within
                                                                the definition of a life insurance contract under the
                                                                Internal Revenue Code.
-----------------------------------------------------------------------------------------------------------------------
VALUATION DATE:                                                 Everyday the New York Stock Exchange is open for
                                                                trading. The value of the Variable Account is
                                                                determined at the close of regular trading on the New
                                                                York Stock Exchange (currently 4:00 p.m. Eastern Time)
                                                                on each Valuation Day.
-----------------------------------------------------------------------------------------------------------------------
VALUATION PERIOD:                                               The period between the close of regular trading on the
                                                                New York Stock Exchange on successive Valuation Dates.
-----------------------------------------------------------------------------------------------------------------------
VARIABLE ACCOUNT:                                               Allstate Life Variable Life Separate Account A, an
                                                                account established by the Company to separate the
                                                                assets funding the Contracts from other assets of the
                                                                Company.
-----------------------------------------------------------------------------------------------------------------------
VARIABLE SUB-ACCOUNT:                                           The subdivisions of the Variable Account used to
                                                                allocate a Contract Owner's Account Value, less
                                                                Indebtedness, among the Portfolios of the Funds.
-----------------------------------------------------------------------------------------------------------------------




                                 3  PROSPECTUS

                                 4  PROSPECTUS

SUMMARY
--------------------------------------------------------------------------------

The following highlights certain features of the Contract. Please read the remainder of this prospectus for more information.


THE CONTRACT
The Contract is a life insurance contract with death benefits, cash values, and other traditional life insurance features. Because the Contract provides for an accumulation of Cash Value as well as a Death Benefit, described below, you can use the Contract for various individual and business financial planning purposes.

The Contract is "variable." Unlike the fixed benefits of ordinary whole life insurance, the Account Value will increase or decrease based on the investment experience of the Portfolios of the Funds to which you have allocated premiums. Similarly, the Death Benefit may increase or decrease under some circumstances. However, so long as the Contract remains in effect, the Death Benefit will not decrease below the Initial Death Benefit if you make no withdrawals or loans. We credit each Contract with units ("Accumulation Units") to calculate Account Values. You may transfer the Account Value among the Variable Sub-Accounts.

We issue the Contract on either a single life or a "last survivor" basis. For a discussion of how last survivor Contracts operate differently from single life Contracts, see "Last Survivor Contracts," page 21. In some states, the Contracts may be issued in the form of a group Contract. In those states, we will issue a certificate evidencing your rights under the group Contract. The terms "Contract" and "Contract Owner", as used in this prospectus, refer to and include such a certificate and certificate owner, respectively.


INVESTMENT CHOICES
The Contract currently offers 20 Variable Sub-Accounts to which you may allocate your premiums. Each Variable Sub-Account invests in shares of a corresponding Portfolio of one of the Funds. Please refer to the Fund prospectuses for more information about the Portfolios. We have briefly summarized the investment objectives of the Portfolios below under "Investment Choices," page 11.


PREMIUMS
The Contract requires the Contract Owner to pay an initial premium of at least $10,000. You may make additional premium payments of at least $500 once in each Contract year, subject to certain additional conditions (see "The
Contract-Premiums" at page 9).

We reserve the right to obtain satisfactory evidence of insurability before accepting any additional premium payments requiring an increase in Specified Amount. We also reserve the right to reject an additional premium payment for any reason. Additional premium payments may require an increase in the Specified Amount in order for the Contract to meet the definition of a life insurance contract under the Internal Revenue Code. Additional premiums may also be paid at any time and in any amount necessary to avoid termination of the Contract.


DEATH BENEFIT
The Contract provides for an Initial Death Benefit shown on the Contract data page. The death benefit ("Death Benefit") payable under the Contract may be greater than the Initial Death Benefit. However, so long as the Contract continues in effect and if no withdrawals or loans are made, the Death Benefit will never be less than the Initial Death Benefit. At the death of the Insured while the Contract is in force, we will pay the Death Benefit (less any Indebtedness and certain due and unpaid Monthly Deduction Amounts) to the beneficiary. The Death Benefit, which is determined at the date of the Insured's death is the greater of (1) the Specified Amount, which is the then current value of the guaranteed death benefit under the Contract, or (2) the Account Value multiplied by the death benefit ratio set forth in the Contract. See "Death Benefits," page 18.


ACCOUNT VALUE
The Account Value of the Contract will increase or decrease to reflect (1) the investment experience of the Portfolios underlying the Variable Sub-Accounts to which you have allocated Account Value; (2) interest credited to the Loan Account; and (3) deductions for the mortality and expense risk charge, the Monthly Deduction Amount, and the annual maintenance fee. There is no minimum guaranteed Account Value. You bear the risk of investment in the Variable Sub-Accounts. See "Investment Choices," pages 11-12.


CONTRACT LOANS
You may obtain one or both of two types of cash loans from Allstate Life. Both types of loans are secured by your Contract. The maximum amount available for such loans is 90% of the Contract's Cash Value, less the sum of: the amount of all loans existing on the date of the loan request (including loan interest to the next Contract Anniversary), plus any annual maintenance fee due on or before the next Contract Anniversary, plus any due and unpaid Monthly Deduction Amounts. See "Access to Your Money-Contract Loans," page 20. Amounts received as a loan are subject to current taxation to the extent of accumulated earnings in the Contract and may be subject to a 10% penalty tax. See "Federal Tax Matters," page 23.


                                 5  PROSPECTUS

WITHDRAWALS
You may make partial withdrawals from your Contract. See "Access to Your Money--Partial Withdrawals," on page 20. Withdrawals may be subject to a withdrawal charge and unpaid premium tax charge. Partial withdrawals may reduce your Death Benefit. Earnings withdrawn will be subject to current taxation and may be subject to a 10% penalty tax.


LAPSE
Your Contract may terminate if its Cash Surrender Value on any Monthly Activity Date is less than the required Monthly Deduction Amount. We will give you written notice of the circumstance and 61 day grace period during which additional amounts may be paid to continue the Contract. See "Access to Your Money-Contract Loans," page 19 and "Lapse and Reinstatement," page 22.


CANCELLATION AND EXCHANGE RIGHTS
You have a limited period of time in which you may return your Contract for cancellation after you purchase it. We call this period of time the "cancellation period." The cancellation period (which varies by state) is specified in your Contract. If you choose to exercise this right, we may require that you return your Contract to us within the cancellation period following delivery of the Contract to you. We will then return to you, within 7 days thereafter, any premiums paid for the Contract adjusted, if applicable law permits, to reflect any investment gain or loss resulting from allocation to the Variable Account prior to the date of cancellation. In those states where Allstate Life is required to return the premiums paid without such adjustment we reserve the right, if state law so permits, to allocate all premium payments made prior to the expiration of the cancellation period to the Money Market Variable Sub-Account of the Variable Account.

In addition, once the Contract is in effect, you may be able to exchange it during the first 24 months after its issuance for a permanent life insurance contract on the life of the Insured without submitting proof of insurability. Allstate Life reserves the right to make available such a contract that is offered by Allstate Life's parent or by any affiliate of Allstate Life without insurability. See " Cancellation and Exchange Rights," page 22.


TAX CONSEQUENCES
Current federal tax law generally excludes all Death Benefit payments from the gross income of the Contract beneficiary. The Contracts generally will be treated as modified endowment contracts. This status does not affect the Contracts' classification as life insurance, nor does it affect the exclusion of Death Benefit payments from gross income. However, loans, distributions or other amounts received under a modified endowment contract are taxed to the extent of gain in the Contract (generally, the excess of Account Value over premiums paid) and may be subject to a 10% federal tax penalty. See "Federal Tax Matters," page 23.


CERTAIN RISKS OF INVESTING IN THE CONTRACT
Purchasing the Contract entails certain risks. For example, the Account Value of your Contract will rise or fall depending on the investment performance of the Variable Sub-Accounts (and their corresponding Portfolios) that you have selected. If the investment performance of Variable Sub-Accounts is poorer than expected or if sufficient premiums are not paid, the Contract may lapse, that is, terminate without value. Even if it does not lapse, it may not accumulate sufficient Account Value to fund the purpose for which you purchased the Contract.

Withdrawals and Contract loans may significantly affect current and future Account Value, Cash Surrender Value, or Death Benefit proceeds. Depending upon Variable Sub-Account investment performance and the amount of a withdrawal or Contract loan, the withdrawal (and the charges imposed thereon) or loan may cause a Contract to lapse. Withdrawals and Contract loans may have tax consequences. See "Contract Loans" and "Partial Withdrawals" under "Access to Your Money" on page 19-20.

Because the Contract is designed to provide benefits on a long-term basis, before purchasing a Contract for a particular purpose you should consider whether the long-term nature of the Contract is consistent with the purpose for which you are considering it. The Contract is not suitable as a short-term savings vehicle. Using a Contract for a particular purpose may have tax consequences. (See "Federal Tax Matters," page 23.)

Please refer to the Fund prospectuses for a comprehenseive discussion of the risks of each Portfolio.










                                 6  PROSPECTUS

FEE TABLE
--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when buying, owning, making a withdrawal, or surrendering the Contract. The first table describes the fees and expenses that you will pay when you make a withdrawal, surrender the Contract, or transfer Account Value among the Variable Sub-Accounts.

                            Transaction Expenses
-------------------------------------------------------------------------------
          CHARGE             When Charge is Deducted   Amount Deducted
-------------------------------------------------------------------------------
Withdrawal Charge (% of      Upon each withdrawal or   Maximum 7.75%*
intial withdrawan)            surrender
-------------------------------------------------------------------------------
Due and Unpaid Premium Tax   Upon each withdrawal or   Maximum 2.25%**
Charge (% of initial          surrender
premium withdrawn)
-------------------------------------------------------------------------------
Transfer Charges             Upon each transfer        $25.00***
-------------------------------------------------------------------------------
Accelerated Death Benefit    Upon payment of benefit   Maximum of $250.00****
Fee
-------------------------------------------------------------------------------


* Declines to 0.0% after 9 Contract Years. The applicable withdrawal charge depends on the Contract Year in which the withdrawal is made. See "Withdrawal Charge," for more details. Each Contract Year, you may withdraw up to 15% of the total amount of your premiums paid as of the date of withdrawal without incurring a Withdrawal Charge.

** Declines  to 0.0% after 9 Contract  Years.  See "Due and  Unpaid  Premium
   Tax Charge" for more details. The applicable due and unpaid premium tax charge depends on the Contract Year in which the withdrawal is made. Each Contract Year, you may withdraw up to 15% of the total amount of your premiums paid as of the date of withdrawal without incurring a Due and Unpaid Premium Tax Charge.

***Applies solely to the thirteenth and subsequent transfers within a Contract
   Year excluding transfers due to dollar cost averaging or automatic portfolio rebalancing. Currently, we are waiving the transfer fee.

****Actual amount of benefit payment will be the amount you requested, reduced by the sum of (1) a 12-month interest discount to reflect the early payment;
   (2) the administrative fee; and (3) a pro-rata amount of any outstanding Contract loan amount, and accrued loan interest.



The next table describes the fees and expenses that you will pay periodically during the time you own the Policy, not including Portfolio fees and expenses.


                    PERIODIC CHARGES, OTHER THAN PORTFOLIO ANNUAL EXPENSES
------------------------------------------------------------------------------------------------
        CHARGE              WHEN CHARGE IS          CURRENT AMOUNT      MAXIMUM AMOUNT DEDUCTED
                               DEDUCTED         DEDUCTED (ANNUAL RATE)
------------------------------------------------------------------------------------------------
Mortality and Expense                           0.90% of average daily
Risk Charge                     Daily           net assets                      Same as current.

------------------------------------------------------------------------------------------------
                                                0.25% of Account Value
Administrative Expense                          on the Monthly Activity
Charge                         Monthly          Date                            Same as current.

------------------------------------------------------------------------------------------------
                                                0.40 % of Account Value
                          Monthly (Contract     on the Monthly Activity
Tax Expense Charge        Years 1 -10 only)     Date                            Same as current.

------------------------------------------------------------------------------------------------
                                                1.00% of Account Value          Ranges from $0.11 to
Cost of Insurance(1)                            on the Monthly Activity         $82.92
                                                Date(3)

Special* -  Single             Monthly          0.90% of Account Value on       per $1,000 of net amount
Life Contract(2)                              the Monthly Activity              at risk(4,5)
                                                Date(3)
-----------------------------------------------------------------------------------------------
                                                1.00% of Account Value on
                                                the Monthly Activity
Representative Owner                            Date(3)
Age 53                                                                          $1.52  per $1,000 of net
                               Monthly          0.90% of Account Value on       amount at risk(4)
Special* - Single Life                          the Monthly Activity
Contract                                        Date(3)
-----------------------------------------------------------------------------------------------
Contract Maintenance        Each Contract       $30(6)                          Same as current.
Fee                          Anniversary
------------------------------------------------------------------------------------------------
Policy Loan Interest           Annually         8.00%                           8.00%
------------------------------------------------------------------------------------------------





                                 7  PROSPECTUS

*   In some states, this underwriting classification is called "Rated."

(1)Cost of insurance charges vary based on the Insured's age, sex, underwriting class, Contract Year net amount at risk,and face amount. The maximum cost of insurance varies based on the Insured age, sex and underwriting class. Thecost of insurance charges shown in the table may not be typical of the charges you will pay. Your Contract data page will indicate the guaranteed cost of insurance charge applicable to your Contract, and more detailed informationconcerning your cost of insurance charges is available on request by calling us at 1-800-822-8773.

(2)The Cost of Insurance Charge on the table assumes a special rating class single-life Contract. Contracts with the standard rating class and/or joint-life Contracts would have lower expenses as follows:


        CHARGE              WHEN CHARGE IS          CURRENT AMOUNT          MAXIMUM AMOUNT
                               DEDUCTED            DEDUCTED (ANNUAL     DEDUCTED ANNUALLY (PER  MAXIMUM AMOUNT DEDUCTED
                                                   RATE)(AS A % OF       $1,000 OF NET AMOUNT         ANNUALLY FOR
                                                 ACCOUNT VALUE ON THE       AT RISK)(2B)        REPRESENTATIVE OWNER
                                                   MONTHLY ACTIVITY                                (PER $1,000 OF NET
                                                     DATE(2A))                                 AMOUNT AT RISK)(2B)

------------------------------------------------------------------------------------------------------------------------
Standard - Single Life                          Contract Years 1-10: 0.65%
 Contract                                       Contract Years  11+: 0.55%   Ranges from $0.06 to       $$0.76 for male, age 53
                                                                             $ 82.50(2c)


------------------------                        ------------------------------------------------------------------------
Standard - Joint Life                           Contract Years 1-10: 0.30%
 Contract                                       Contract Year   11+: 0.20%   Ranges from $0.000145      $0.06 for attained
                               Monthly                                       to $79.17(2d)              joint equal age 53


------------------------                        ------------------------------------------------------------------------
Special* -  Joint Life                          Contract Years 1-10:  0.65%
 Contract                                       Contract Years  11+:  0.55%   Ranges from $0.00061      $0.11 for attained
                                                                              to$82.50(2e)              joint equal age 53


------------------------------------------------------------------------------------------------------------------------



   *   In some states, this underwriting classification is called "Rated."

   (2a)The current cost of insurance charge under the Contracts will never exceed the guaranteed maximum cost of insurance charge shown in your Contract.

   (2b)The net amount at risk is equal to the death benefit on the Monthly
       Activity Date minus the Account Value on that same date prior to assessing the Monthly Deduction Amount.

   (2c)Charge of $0.06 assumes a female insured age 10. Charge of $82.50 assumes a male insured age 99 or higher.

   (2d)Charge of $0.000145 assumes
       an attained joint equal age 18. Charge of $79.16 assumes an attained joint equal age 99 or higher.

   (2e)Charge of $0.00061 assumes an attained joint equal age 18. Charge of $79.58 assumes an attained joint equal attained age 99 or higher.

(3)The current cost of insurance charge under the Contracts will never exceed the guaranteed maximum cost of insurance charge shown in your Contract.

(4)The net amount at risk is equal to the death benefit on the Monthly Activity
   Date minus the Account Value on that same date prior to assessing the Monthly
   Deduction Amount.

(6)Charge of $0.11 assumes a female insured age 10. Charge of $82.92 assumes a male insured age 99 or higher.

(7)We will waive this charge if total premiums paid to date are $50,000 or more.

We assess a tax expense charge as described above. However, we do not currently assess a charge for federal income taxes that may be attributable to the operations of the Variable Account, although we may do so in the future. See
   "Deductions and Charges - Other Deductions - Taxes Charged Against the
   Variable Account," page 15.


ANNUAL PORTFOLIO EXPENSES
The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. Advisers and/or other service providers of certain Portfolios may have agreed to waive their fees and/or reimburse Portfolio expenses in order to keep the Portfolios' expenses below specified limits. The range of expenses shown in this table does not show the effect of any such fee waiver or expense reimbursement. More detail concerning each Portfolio's fees and expenses appears in the prospectus for each Portfolio.

                                            Minimum              Maximum
-------------------------------------------------------------------------------
Total Annual Portfolio Operating
Expenses* (expenses that are deducted
from Portfolio assets, including             0.46%                1.93%
management fees and other expenses)
-------------------------------------------------------------------------------


* Expenses are shown as a percentage of Portfolio average daily net assets (before any waiver or reimbursement) as of December 31, 2002.


                                 8  PROSPECTUS

BUYING A CONTRACT
--------------------------------------------------------------------------------
APPLICATION
To purchase a Contract, you must submit an application to Allstate Life. We will issue a Contract only on the lives of Insureds age 0-85 who supply evidence of insurability satisfactory to us. Acceptance is subject to our underwriting rules, and we reserve the right to reject an application for any lawful reason. If we do not issue a Contract, we will return the premium to the applicant. You must submit your application and obtain our approval before you pay your initial premium. The Contract Date also determines Monthly Activity Dates, Contract months, and Contract Years.

Once we have received the initial premium and approved underwriting, we will issue the Contact on the date we receive the final requirement for issue. In the case of simplified underwriting, we will issue the Contract or deny coverage within 3 business days of our receipt of premium. The Insured will be covered under the Contract, however, as of the Contract Date. Since the Contract Date will generally be the date we receive the initial premium, coverage under a Contract may begin before we issue it.

If the initial premium is over the limits we establish from time to time ($2,000,000 as of the date of this prospectus), we will not accept the initial payment with the application. In other cases where we receive the initial payment with the application, we will provide fixed conditional insurance during the underwriting period according to the terms of a conditional receipt. The fixed conditional insurance will be the insurance applied for, up to a maximum that varies by age.


PREMIUMS
The Contract is designed to require a substantial initial premium payment and, subject to the conditions described below, additional premium payments.

The initial premium payment purchases a Death Benefit initially equal to the Contract's Specified Amount. The minimum initial payment is $10,000.

Under our current underwriting rules, which are subject to change, proposed Insureds are eligible for simplified underwriting without a medical examination if their application responses and anticipated initial premium payment meet simplified underwriting standards. Customary underwriting standards will apply to all other proposed Insureds. The maximum initial premium currently permitted on a simplified underwriting basis varies with the issue age of the Insured according to the following table:


        SIMPLIFIED UNDERWRITING
           Issue Age              MAXIMUM INITIAL PREMIUM*
-------------------------------  --------------------------
              0-34                   Not available
             35-44                     $ 15,000
             45-54                     $ 30,000
             55-64                     $ 50,000
             65-80                     $100,000
          Over age 80                Not available


*These limits may vary by state.

Additional premium payments may be made at any time, subject to the following conditions:

.. only one additional premium payment may be made in any Contract Year;

.. each additional premium payment must be at least $500;

.. the attained age of the Insured must be less than 91 at the time that we receive any additional premium payments; and absent submission of new evidence of insurability of the Insured, the maximum additional payment permitted in a Contract Year is the "Guaranteed Additional Payment." The Guaranteed Additional Payment is the lesser of (1) $5,000, or (2) a percentage of initial payment (5% for attained ages 40-70, and 0% for attained ages 20-39 and 71-90).

We reserve the right to obtain satisfactory evidence of insurability upon any additional premium payments requiring an increase in Specified Amount. We also reserve the right to reject any additional premium payment for any reason.

Additional premium payments may require an increase in Specified Amount in order for the Contract to remain within the definition of a life insurance contract under Section 7702 of the Code.

Unless you request otherwise in writing, we will apply any additional premium payment received while a Contract loan is outstanding: first, as a repayment of Indebtedness, and second, as an additional premium payment, subject to the conditions described above. You may pay additional premiums at any time and in any amount necessary to avoid termination of the Contract without evidence of insurability.


ALLOCATION OF PREMIUMS
Upon completion of underwriting, Allstate Life will either issue a Contract, or deny coverage and return all premiums. If we issue a Contract, we will allocate the initial premium payment on the date the Contract is issued according to the initial premium allocation instructions you specified in your application. Your premium payments are allocated to the Sub-Account(s) in the proportions that you have selected. We do not accept premium payments prior to the completion of


                                 9  PROSPECTUS
underwriting. We reserve the right to allocate the initial premium to the Money Market Variable Sub-Account during the cancellation period in those states where state law requires premiums to be returned upon exercise of the cancellation right.

We will allocate any subsequent premium that we receive in the same manner as the initial premium, unless we have received different allocation instructions from the Contract owner. You may change your premium allocation upon written request to us at the address on the first page of this prospectus.




                                 10  PROSPECTUS

INVESTMENT CHOICES
--------------------------------------------------------------------------------

You may allocate your premium payments to up to 20 Variable Sub-Accounts. Each Variable Sub-Account invests in the shares of a corresponding Portfolio, listed below. Each Portfolio has its own investment objective(s) and policies. We briefly describe the Portfolios below. For more complete information about each Portfolio, including investment objectives, policies, expenses, charges, and risks associated with the Portfolio, please refer to the accompanying prospectuses for the Funds. You should carefully review the Fund prospectuses before allocating amounts to the Variable Sub-Accounts. You may obtain Fund prospectuses by calling us at 1-800-822-8773.

PORTFOLIO:              EACH PORTFOLIO SEEKS:          INVESTMENT ADVISOR:
-------------------------------------------------------------------------------
THE MORGAN STANLEY VARIABLE INVESTMENT SERIES (CLASS X SHARES)
-------------------------------------------------------------------------------
Money Market Portfolio   High current income,
                         preservation of capital, and
                         liquidity
-------------------------------------------------------
Quality Income Plus      High current income and, as
 Portfolio               a secondary objective,
                         capital appreciation when
                         consistent with its primary
                         objective
-------------------------------------------------------
Limited Duration         High current income
 Portfolio               consistent with preservation
                         of capital
-------------------------------------------------------
High Yield Portfolio     High current income and, as
                         a secondary objective,
                         capital appreciation when
                         consistent with its primary
                         objective
-------------------------------------------------------
Utilities Portfolio      Current income and long-term
                         growth of income and capital  MORGAN STANLEY
-------------------------------------------------------INVESTMENT ADVISORS INC.
Income Builder           Reasonable income and, as a    -----------------------
 Portfolio               secondary objective, growth
                         of capital
-------------------------------------------------------
Dividend Growth          Reasonable current income
 Portfolio               and long-term growth of
                         income and capital
-------------------------------------------------------
Global Dividend Growth   Reasonable current income
 Portfolio               and long-term growth of
                         income and capital
-------------------------------------------------------
European Growth          Maximize the capital
 Portfolio               appreciation of its
                         investments
-------------------------------------------------------
Pacific Growth           Maximize the capital
 Portfolio               appreciation of its
                         investments
-------------------------------------------------------
Aggressive Equity        Capital growth
 Portfolio
-------------------------------------------------------
Equity Portfolio         Growth of capital and, as a
                         secondary objective, income
                         when consistent with its
                         primary objective.
-------------------------------------------------------
S&P 500 Index            Investment results that,
 Portfolio               before expenses, correspond
                         to the total return of the
                         Standard and Poor's 500
                         Composite Stock Price Index
-------------------------------------------------------
Global Advantage         Long-term capital growth
 Portfolio
-------------------------------------------------------
Strategist Portfolio     High total investment return
-------------------------------------------------------
THE UNIVERSAL
INSTITUTIONAL FUNDS,
INC. (CLASS I SHARES)
-------------------------------------------------------------------------------
Equity Growth            Long-term capital
 Portfolio               appreciation
                                                       MORGAN STANLEY
                                                       INVESTMENT MANAGEMENT
-------------------------------------------------------INC.
U.S. Real Estate         Above-average current income ------------------------
 Portfolio               and long-term capital
                         appreciation
-------------------------------------------------------
International Magnum     Long-term capital
 Portfolio               appreciation
-------------------------------------------------------
Emerging Markets         Long-term capital
 Equity Portfolio        appreciation
-------------------------------------------------------
VAN KAMPEN LIFE
INVESTMENT TRUST
-------------------------------------------------------------------------------
Emerging Growth          Capital appreciation          VAN KAMPEN ASSET
 Portfolio                                             MANAGEMENT INC.
-------------------------------------------------------------------------------




                                 11  PROSPECTUS

AMOUNTS YOU ALLOCATE TO VARIABLE SUB-ACCOUNTS MAY GROW IN VALUE, DECLINE IN VALUE, OR GROW LESS THAN YOU EXPECT, DEPENDING ON THE INVESTMENT PERFORMANCE OF THE PORTFOLIOS IN WHICH THOSE VARIABLE SUB-ACCOUNTS INVEST. YOU BEAR THE INVESTMENT RISK THAT THE PORTFOLIOS MIGHT NOT MEET THEIR INVESTMENT OBJECTIVES. SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS, OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

PORTFOLIOS MAY NOT BE MANAGED BY THE SAME PORTFOLIO MANAGERS WHO MANAGE RETAIL MUTUAL FUNDS WITH SIMILAR NAMES. THESE PORTFOLIOS ARE LIKELY TO DIFFER FROM RETAIL FUNDS IN ASSETS, CASH FLOW, AND TAX MATTERS. ACCORDINGLY, THE HOLDINGS AND INVESTMENT RESULTS OF A PORTFOLIO CAN BE EXPECTED TO BE HIGHER OR LOWER THAN THE INVESTMENT RESULTS OF RETAIL MUTUAL FUNDS.

Certain of the Portfolios may sell their shares to separate accounts underlying both variable life insurance and variable annuity contracts. It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same Portfolio. The boards of directors or trustees of these Portfolios monitor for possible conflicts among separate accounts buying shares of the Portfolios. Conflicts could develop for a variety of reasons. For example, differences in treatment under tax and other laws or the failure by a separate account to comply with such laws could cause a conflict. To eliminate a conflict, a Portfolio's board of directors or trustees may require a separate account to withdraw its participation in a Portfolio. A Portfolio's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account withdrawing because of a conflict.

We reinvest all investment income of and other distributions to each Variable Sub-Account arising from the corresponding Portfolio in additional shares of that Portfolio at net asset value. The income and both realized and unrealized gains or losses on the assets of each Variable Sub-Account are therefore separate and are credited to or charged against the Variable Sub-Account without regard to income, gains or losses from any other Variable Sub-Account or from any other business of Allstate Life. Allstate Life will purchase shares in the Portfolios in connection with premiums allocated to the corresponding Variable Sub-Account in accordance with Contract Owners' directions and will redeem shares in the Portfolio to meet Contract obligations or make adjustments in reserves, if any.

We reserve the right, subject to compliance with the law as then in effect, to make additions to, deletions from, or substitutions for the Portfolio shares underlying the Variable Sub-Accounts. If shares of a Portfolio should no longer be available for investment, or if, in the judgment of Allstate Life's management, further investment in shares of a Portfolio should become inappropriate in view of the purposes of the Contracts, we may substitute shares of another Portfolio for shares already purchased, or to be purchased in the future, under the Contracts. We will not make any such substitution without notice to Contract Owners. We will also obtain prior approval of the Securities and Exchange Commission to the extent required by the 1940 Act. We reserve the right to establish additional Variable Sub-Accounts of the Variable Account, each of which would invest in shares of another Fund or Portfolio. Subject to Contract Owner approval, we also reserve the right to end the registration under the 1940 Act of the Variable Account or any other separate accounts of which it is the depositor or to operate the Variable Account as a management company under the 1940 Act.

The Portfolios may be subject to certain investment restrictions and policies which may not be changed without the approval of a majority of the shareholders of the Portfolio. See the prospectuses for the Funds for further information.


TRANSFER OF ACCOUNT VALUE
While the Contract remains in force, and subject to Allstate Life's transfer rules then in effect, you may request that part or all of the Account Value of a particular Variable Sub-Account be transferred to other Variable Sub-Accounts. We reserve the right to impose a $25 charge on each such transfer in excess of 12 per Contract Year. However, there are no charges on transfers at the present time. The minimum dollar amount that you may transfer is shown on the Contract data page (currently $100) or the total amount in the Variable Sub-Account, whichever is less.

On days when the New York Stock Exchange ("NYSE") is open for trading, we will accept transfer requests if we receive them at (800) 822-8773 before the close of regular trading (currently 4:00 p.m., Eastern Time). We effect such telephone transfer requests at the next computed value. In the event that the NYSE closes early, i.e., before 4:00 p.m. Eastern Time, or in the event that the NYSE closes early for a period of time but then reopens for trading on the same day, we will process telephone transfer requests as of the close of the NYSE on that particular day. We will not accept telephone requests received at any telephone number other than the number


                                 12  PROSPECTUS
that appears in this paragraph or received after the close of trading on the NYSE.

Transfers by telephone may be made by the Contract Owner's Morgan Stanley Financial Advisor or attorney-in-fact pursuant to a power of attorney. Telephone transfers may not be permitted in some states. The policy of Allstate Life and its agents and affiliates is that they will not be responsible for losses resulting from acting upon telephone requests they reasonably believe to be genuine. Allstate Life will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, Allstate Life may be liable for any losses due to unauthorized or fraudulent instructions. The procedures Allstate Life follows for transactions initiated by telephone include requirements that callers on behalf of a Contract Owner identify themselves and the Contract Owner by name and social security number or other identifying information. All transfer instructions by telephone are tape recorded. Otherwise, you must submit transfer requests in writing, on a form we provide.

We may suspend, modify or terminate the telephone transfer privilege, as well as any other electronic or automated means we previously approved, at any time without notice.

As a result of a transfer, we will reduce the number of Accumulation Units credited to the Variable Sub-Account from which the transfer is made. The reduction is equal to the amount transferred divided by the Accumulation Unit Value of that Variable Sub-Account on the Valuation Date we receive the transfer request. Similarly, we will increase the number of Accumulation Units credited to the Variable Sub-Account to which the transfer is made. The increase is equal to the amount transferred divided by the Accumulation Unit Value of that Sub-Account on the Valuation Day we receive the transfer request.


TRADING LIMITATIONS
For Contracts issued after May 1, 1999, we reserve the right to limit transfers among the investment alternatives in any Contract Year, or to refuse any transfer request, if:

.. we believe, in our sole discretion, that certain trading practices, such as excessive trading or market timing ("Prohibited Trading Practices"), by, or on behalf of, one or more Contract Owners, or a specific transfer request or group of transfer requests, may have a detrimental effect on the Accumulation Unit Values of any Variable Sub-Account or on the share prices of the corresponding Portfolio or otherwise would be to the disadvantage of other Contract Owners; or

.. we are informed by one or more of the Portfolios that they intend to restrict the purchase, exchange, or redemption of Portfolio shares because of Prohibited Trading Practices or because they believe that a specific transfer or group of transfers would have a detrimental effect on the prices of Portfolio shares.

We may apply the restrictions in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Contract Owners.


DOLLAR COST AVERAGING
You may make transfers automatically through Dollar Cost Averaging while the Contract is in force. Dollar Cost Averaging permits you to transfer a specified amount every month (or some other frequency as may be determined by Allstate
Life) from any one Variable Sub-Account to any other Variable Sub-Accounts. The minimum amount that can be transferred is shown on the Contract data page (currently $100) or the total amount in the Variable Sub-Account whichever is less. The theory of Dollar Cost Averaging is that, if purchases of equal dollar amounts are made at fluctuating prices, the aggregate average cost per unit will be less than the average of the unit prices on the same purchase dates. However, participation in the Dollar Cost Averaging program does not assure you of a greater profit from your purchases under the program; nor will it prevent or alleviate losses in a declining market. We impose no additional charges upon participants in the Dollar Cost Averaging program. We do not count transfers under Dollar Cost Averaging toward the 12 free transfers per Contract Year currently permitted.


AUTOMATIC PORTFOLIO REBALANCING PROGRAM
Once you have allocated your money among the Variable Sub-Accounts, the performance of each Sub-Account may cause a shift in the percentage you allocated to each Sub-Account. If you select our Automatic Portfolio Rebalancing Program, we will automatically rebalance the Account Value in each Variable Sub-Account and return it to the desired percentage allocations. We will rebalance your account each quarter (or other intervals we may offer) according to your instructions. We will transfer amounts among the Variable Sub-Accounts to achieve the percentage allocations you specify. You can change your allocations at any time by contacting us in writing. The new allocation will be effective with the first rebalancing that occurs after we receive your written request. We are not responsible for rebalancing that occurs prior to receipt of your request.

  Example:

  Assume that you want your initial premium payment split among 2 Variable Sub-Accounts. You want 40% to be in the Quality Income Plus Variable Sub-Account and 60% to be in the Equity Growth Variable Sub-Account. Over the next 2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the Quality Income Plus Variable Sub-Account now represents 50% of your holdings because of its increase in value. If you choose to have your holdings rebalanced quarterly, on the first day of the next quarter, we would sell some of your units in the


                                 13  PROSPECTUS

  Quality Income Plus Variable Sub-Account and use the money to buy more units in the Equity Growth Variable Sub-Account so that the percentage allocations would again be 40% and 60% respectively.

Transfers made under the Automatic Portfolio Rebalancing Program do not count towards the 12 transfers you can make without paying a transfer fee, and are not subject to a transfer fee. Portfolio rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Contract Value allocated to the better performing segments.


VOTING RIGHTS
In accordance with our view of presently applicable law, we will vote the shares of the Portfolios at regular and special meetings of its shareholders in accordance with instructions from Contract Owners (or their assignees, as the case may be) having a voting interest in the Variable Account. The number of shares of a Portfolio held in a Variable Sub-Account which are attributable to each Contract Owner is determined by dividing the Contract Owner's interest in that Variable Sub-Account by the per share net asset value of the corresponding Portfolio. We will vote shares for which we have not received instructions and shares that are not attributable to Contract Owners (i.e., shares we own) in the same proportion as we vote shares for which we have received instructions. If the 1940 Act or any rule promulgated to hereunder should be amended, however, or if our present interpretation should change and, as a result, we determine we are permitted to vote the shares of the Portfolios in our own right, we may elect to do so.

We determine the voting interests of the Contract Owner (or the assignee) in the Portfolios as follows: Contract Owners are entitled to give voting instructions to Allstate

Life with respect to Portfolio shares attributable to them as described above, determined on the record date for the shareholder meeting for the Portfolio. Therefore, if a Contract Owner has taken a loan secured by the Contract, amounts transferred from the Sub-Account(s) to the Loan Account in connection with the loan (see "Access to Your Money--Contract Loans," page 19) will not be considered in determining the voting interests of the Contract Owner. Contract Owners should review the current prospectuses for the Portfolios to determine matters on which Portfolio shareholders may vote.

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of a Portfolio or to approve or disapprove an investment advisory contract for a Portfolio.

In addition, we may disregard voting instructions in favor of changes initiated by Contract Owners in the investment objectives or the investment adviser of a Portfolio if we reasonably disapprove of such changes. We will disapprove a change only if the proposed change is contrary to state law or prohibited by state regulatory authorities. If we do disregard voting instructions, we will include a summary of that action and the reasons therefor in the next periodic report to Contract Owners.


ACCOUNT VALUE
--------------------------------------------------------------------------------

We will compute the Account Value of a Contract on each Valuation Day. On the Contract Date, the Account Value is equal to the initial premium less the Monthly Deduction Amount for the first month. Thereafter, the Account Value will vary to reflect the investment experience of the Portfolio, the value of the Loan Account, any premium payments and withdrawals that you make, and all charges that we deduct. There is no minimum guaranteed Account Value, which means you could lose some or all of your investment.

The Account Value of a particular Contract is related to the Accumulation Unit Value of the Variable Sub-Accounts to which you have allocated premiums on the Contract. We calculate the Account Value on any Valuation Date by (1) multiplying the number of Accumulation Units credited to the Contract in each Variable Sub-Account as of the Valuation Date by the then Accumulation Unit Value of that Sub-Account, and then (2) adding the results for all the Sub-Accounts credited to the Contract to the value of the Loan Account. See "Account Value - Accumulation Unit Values," page 15.


ACCUMULATION UNITS
Amounts that you allocate to a Variable Sub-Account are used to purchase Accumulation Units. Each Variable Sub-Account has a separate value for its Accumulation Units that we call the "Accumulation Unit Value." Accumulation Unit Value is similar to, but not the same as, the share price of a mutual fund. To determine the number of Accumulation Units of each Variable Sub-Account to allocate to your Contract, we divide (i) the amount of the premium payment or transfer you have allocated to a Variable Sub-Account by (ii) the Accumulation Unit Value of that Variable Sub-Account next computed after we receive your premium payment or transfer. For example, if we receive a $10,000 premium payment allocated to a Variable Sub-Account when the Accumulation Unit Value for the Sub-Account is $10, we would credit 1,000 Accumulation Units of that Variable Sub-Account to your Contract. Withdrawals and transfers from a Variable Sub-Account would, of course, reduce the number of Accumulation Units of that Sub-Account allocated to your Contract.


                                 14  PROSPECTUS

ACCUMULATION UNIT VALUES
The Accumulation Unit Value for each Variable Sub-Account will vary to reflect the investment experience of the corresponding Portfolio. We determine the Accumulation Unit Value on each Valuation Date by multiplying the Accumulation Unit Value for the particular Variable Sub-Account on the preceding Valuation Date by a "Net Investment Factor". We determine the Net Investment Factor for each Variable Sub-Account during a Valuation Period by first dividing (A) the net asset value per share of the corresponding Portfolio at the end of the current Valuation Period (plus the per share dividends or capital gains by that Portfolio if the ex-dividend date occurs in the Valuation Period then ended), by
(B) the net asset value per share of that Portfolio at the end of the immediately preceding Valuation Period. We then subtract (C) the mortality and expense risk charge annual rate divided by 365 and multiplied by the number of calendar days in the current Valuation Period. You should refer to the prospectuses for the Funds for a description of how the shares of the Portfolios are valued.

All valuations in connection with a Contract, (e.g., with respect to determining Account Value or with respect to determining the number of Accumulation Units to be credited to a Contract with each premium), other than determinations with respect to the initial premium and additional premiums requiring underwriting, will be made on the date we receive the corresponding request or payment in good order, at our service center (mailing address: P.O. Box 94039, Palatine, Illinois, 60094-4039; overnight address: 300 North Milwaukee Avenue, Vernon Hills, Illinois, 60061). However, if such date is not a Valuation Day, we will make such determination on the next succeeding Valuation Day.

We will suspend all procedures requiring valuation of the Variable Account, such as transfers, surrenders, payments, withdrawals and loans, on any day the New York Stock Exchange is closed or trading is restricted due to an existing emergency as defined by the SEC, or on any day the SEC has ordered that the right of surrender of the Contracts be suspended for the protection of Contract Owners, until such condition has ended.


ACCOUNT STATEMENTS
At least once each Contract Year, we will send to each Contract Owner a statement showing the coverage amount and the Account Value of his or her Contract (indicating the number of Accumulation Units credited to the Contract in each Variable Sub-Account and the corresponding Accumulation Unit Value), and any outstanding loan secured by the Contract as of the date of the statement. The statement will also show premiums paid, Monthly Deduction Amounts under the Contract since the last statement, and any other information required by any applicable law or regulation.


DEDUCTIONS AND CHARGES
-------------------------------------------------------------------------------
MONTHLY DEDUCTIONS
On each Monthly Activity Date including the Contract Date, we will deduct from your Account Value attributable to the Variable Account a Monthly Deduction Amount to cover charges and expenses incurred in connection with your Contract. We deduct this amount from each Variable Sub-Account in proportion to your Account Value attributable to each Variable Sub-Account. We take all monthly deductions by canceling Accumulation Units of the Variable Account under your Contract. The Monthly Deduction Amount will vary from month to month. If the Cash Surrender Value is not sufficient to cover a Monthly Deduction Amount due on any Monthly Activity Date, the Contract may lapse. See "Contract Terms--Lapse and Reinstatement," page 22. The following is a summary of the monthly deductions and charges which constitute the Monthly Deduction Amount.

COST OF INSURANCE CHARGE. The cost of insurance charge primarily covers Allstate Life's anticipated mortality costs for standard and special risks. The current cost of insurance charge is deducted from your Account Value on each Monthly Activity Date. The monthly charge is equal to an annual percentage of your Account Value on the Monthly Activity Date, divided by 12. The current cost of insurance charge annual percentage depends on your rating class, type of Contract, and the Contract Year as follows:

      CURRENT COST OF INSURANCE CHARGE (ANNUAL RATE)
------------------------------------------------------------
Standard-Single Life Contract  Contract Years1 -10: 0.65%
                               Contract Years  11+: 0.55%
------------------------------------------------------------
Standard-Joint Life Contract   Contract Years1 -10: 0.30%
                               Contract Years  11+: 0.20%
------------------------------------------------------------
Special-Single Life Contract   Contract Years1 -10: 1.00%
                               Contract Years  11+: 0.90%
------------------------------------------------------------
Special-Joint Life Contract    Contract Years1 -10: 0.65%
                               Contract Years  11+: 0.55%
------------------------------------------------------------


However, the current cost of insurance charge will not exceed the guaranteed cost of insurance charge.The monthly guaranteed charge is equal to the maximum annual cost of insurance per $1,000 as indicated in the Contract (1) multiplied by the difference between the Death Benefit and the Account Value (both as determined on the Monthly Activity Date); (2) divided by $1,000; and (3) divided by 12. For standard risks, the guaranteed cost of insurance rate is based on the 1980 Commissioners Standard Ordinary Mortality Table, age last birthday. (Unisex rates may be required in some states). A table of


                                 15  PROSPECTUS
guaranteed cost of insurance charges per $1,000 is included in each Contract.

However, Allstate Life reserves the right to use rates less than those shown in the table. Special risks will be charged at a higher cost of insurance rate that will not exceed rates based on a multiple of the 1980 Commissioners Standard Ordinary Mortality Table, age last birthday. The multiple will be based on the Insured's special rating class. In some states this underwriting classification is called "Rated." The guaranteed cost of insurance charge rates are applied to the difference between the Death Benefit determined on the Monthly Activity Date and the Account Value on that same date prior to assessing the Monthly Deduction Amount, because the difference is the amount for which Allstate

Life is at risk should the Death Benefit be then payable. The Death Benefit as computed on a given date is the greater of (1) the Specified Amount on that date, or (2) the Account Value on that date multiplied by the applicable Death Benefit ratio. (For an explanation of the Death Benefit, together with Examples, see "Death Benefits" on page 19.)

Because the Account Value (and, as a result, the amount for which Allstate Life is at risk under a Contract) may vary from month to month, the cost of insurance charge may also vary on each Monthly Activity Date. Account Value may vary based upon the investment performance of the Sub-Accounts selected, additions of interest credited, deduction of charges or any other policy transactions. However, once we have assigned a risk rating class to an Insured when the Contract is issued, we will not change that rating class if additional premium payments or partial withdrawals increase or decrease the Specified Amount. The level of Specified Amount that an initial premium will purchase will vary based on age and sex. For example, a $10,000 initial premium paid by a male at age 45 would result in a Specified Amount of $39,998. If a female age 65 paid a $10,000 premium, the Specified Amount would be equal to $22,749.

TAX EXPENSE CHARGE. We will deduct monthly from the Account Value a tax expense charge equal to an annual rate of 0.40% of the Account Value on the Monthly Activity Date for the first ten Contract Years. This charge compensates Allstate Life primarily for premium taxes and similar assessments imposed by various states and local jurisdictions and for federal taxes related to our receipt of premiums under the Contract. The charge includes a premium tax charge of 0.25% and a federal tax charge of 0.15%. The 0.25% premium tax charge over ten Contract Years approximates Allstate's average expenses for state and local premium taxes and similar assessments (2.5%). Premium taxes vary, ranging from zero to 3.5%. We will impose the premium tax charge regardless of a Contract owner's place of residence. Therefore, we take this charge whether or not any premium tax or similar assessment applies to your Contract. The charge may be higher or lower than any premium tax or assessment imposed. The 0.15% federal tax charge helps reimburse Allstate Life for approximate expenses we incur for federal taxes under Section 848 of the Code.

ADMINISTRATIVE EXPENSE CHARGE. We will deduct monthly from your Account Value an administrative expense charge equivalent to an annual rate of 0.25% of the Account Value on the Monthly Activity Date. This charge primarily compensates us for administrative expenses we incur in administering the Variable Account and the Contracts.


OTHER DEDUCTIONS
MORTALITY AND EXPENSE RISK CHARGE. We deduct from the assets of the Variable Account a daily charge equivalent to an annual rate of 0.90% (of average daily net assets) primarily to compensate us for the mortality risks and expense risks we assume in relation to the Contracts. The mortality risk assumed includes the risk that the cost of insurance charges specified in the Contract will be insufficient to meet claims. We also assume a risk that the Death Benefit will exceed the amount on which the cost of insurance charges were based, because we made that computation on the Monthly Activity Date preceding the death of the Insured. The expense risk we assume is that expenses we incur in issuing and administering the Contracts will exceed the administrative charges set by the Contract.

ANNUAL MAINTENANCE FEE. On each Contract Anniversary we will deduct a $30 annual maintenance fee from your Account Value. The fee will be deducted proportionately from each Variable Sub-Account in which you are invested. A full annual maintenance fee will be deducted if the Contract is terminated on any day other than the Contract Anniversary. This fee is primarily to help reimburse us for administrative and maintenance costs of the Contracts. Currently, we waive this charge for Contracts that have an aggregate premium which equals or exceeds the dollar amount indicated on your Contract data page (currently $40,000).

TAXES CHARGED AGAINST THE VARIABLE ACCOUNT. Currently, we make no charge to the Variable Account for federal income taxes that may be attributable to the operations of the Variable Account (as opposed to the federal tax related to our receipt of premiums under the Contract). We may, however, impose such a charge in the future. We may also assess charges for other taxes, if any, attributable to the Variable Account or this class of Contracts.

CHARGES AGAINST THE FUNDS. The Variable Account purchases shares of the Portfolios at net asset value. The net asset value of the Portfolio shares reflect Portfolio investment management fees and other operating expenses already deducted from the assets of the Portfolios. The Portfolio investment management fees and other operating expenses are a percentage of the average daily value of the net assets of the Portfolios. These fees and expenses are described in the


                                 16  PROSPECTUS
accompanying prospectuses for the Funds. For a summary of the Minimum and Maximum Portfolio annual expenses see Fee Table page 7. We may receive compensation from the investment advisers or administrators of the Portfolios in connection with the administrative or other services we provide to the Portfolios.

WITHDRAWAL CHARGE. We may assess a withdrawal charge amount upon (1) surrender of the Contract, and (2) partial withdrawals in excess of the Free Withdrawal Amount. The Free Withdrawal Amount in any Contract Year is 15% of total premiums paid. Any Free Withdrawal Amount not taken in a Contract Year may not be carried forward to increase the Free Withdrawal Amount in any subsequent year. Withdrawals in excess of the Free Withdrawal Amount will be subject to a withdrawal charge as set forth in the table below:

                                                   PERCENTAGE OF INITIAL
                 Contract Year                       PREMIUM WITHDRAWN
-------------------------------------------------------------------------
                           1 - 3                           7.75%
-------------------------------------------------------------------------
                               4                           7.25%
-------------------------------------------------------------------------
                               5                           6.25%
-------------------------------------------------------------------------
                               6                           5.25%
-------------------------------------------------------------------------
                               7                           4.25%
-------------------------------------------------------------------------
                               8                           3.25%
-------------------------------------------------------------------------
                               9                           2.25%
-------------------------------------------------------------------------
                              10                           0.00%
-------------------------------------------------------------------------


We deduct any withdrawal charge from the amount withdrawn. We will not impose a withdrawal charge after the ninth Contract Year. In addition, we will not impose a withdrawal charge on any withdrawal to the extent that aggregate withdrawal charges and the federal tax portion of the tax expense charge imposed would otherwise exceed 9% of total premiums paid prior to the withdrawal. For purposes of assessing the withdrawal charge, we will treat withdrawals as coming from the initial premium payment first. However, for federal income tax purposes, earnings are considered to come out first, which means that you will pay federal income taxes on the earnings portion of your withdrawal. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty. We may waive the withdrawal charge under certain circumstances if the Insured is confined to a qualified long-term care facility or hospital. See "Confinement Waiver Benefit," below.

We impose the withdrawal charge to cover a portion of the expense we incur in distributing the Contracts. This expense includes agents' commissions, underwriting and the costs associated with establishing policies.

CONFINEMENT WAIVER BENEFIT. Under the terms of an endorsement to the Contract, we will waive any withdrawal charges on partial withdrawals and surrenders of the Contract requested while the Insured is confined to a qualified long-term care facility or hospital for a period of more than 90 consecutive days.
The period of  confinement  must  begin 30 days or more  after the issue  date.
 The request must be made either during such confinement or within 90 days after the Insured is discharged from such confinement. The confinement must have been prescribed by a licensed medical doctor or a licensed doctor of osteopathy, operating within the scope of his or her license, and must be medically necessary. The prescribing doctor may not be the Insured, the
Contract Owner, or any spouse,  child, parent,  grandchild,  grandparent, sibling or in-law of the Contract Owner. "Medically necessary" means appropriate and consistent with the diagnosis and which could not have been omitted without adversely affecting the Insured's condition. The confinement waiver benefit may not be available in all states. In addition, its features may differ from those discussed above as required by state law. Please refer to the endorsement for further information. Allstate Life reserves the right to discontinue the offering of the confinement waiver benefit endorsement upon the purchase of a new contract.

DUE AND UNPAID PREMIUM TAX CHARGE. During the first nine Contract Years, we impose a charge for due and unpaid premium tax on full or partial withdrawals in excess of the Free Withdrawal Amount. This charge is shown below, as a percent of the initial premium withdra

                               PERCENTAGE OF INITIAL
       Contract Year             PREMIUM WITHDRAWN
-----------------------------------------------------
              1                        2.25%
-----------------------------------------------------
              2                        2.00%
-----------------------------------------------------
              3                        1.75%
-----------------------------------------------------
              4                        1.50%
-----------------------------------------------------
              5                        1.25%
-----------------------------------------------------
              6                        1.00%
-----------------------------------------------------
              7                        0.75%
-----------------------------------------------------
              8                        0.50%
-----------------------------------------------------
              9                        0.25%
-----------------------------------------------------
             10                        0.00%
-----------------------------------------------------


After the ninth Contract Year, no due and unpaid premium tax charge will be imposed. The percentages indicated above are guaranteed not to increase. We deduct any due and unpaid premium tax charge from the amount withdrawn. For purposes of assessing the due and unpaid premium tax charge, we will treat withdrawals as coming from the initial premium payment first. However, for federal income tax purposes, earnings are considered to come out first, which means that you will pay federal income taxes on the earnings portion of your withdrawal.


                                 17  PROSPECTUS

DEATH BENEFITS
--------------------------------------------------------------------------------

The Contracts provide for the payment of Death Benefit proceeds to the named beneficiary when the Insured under the Contract dies. We must receive written due proof of death of the Insured at our 300 N. Milwaukee Ave., Vernon Hills, IL 60061 before paying a Death Benefit. The proceeds payable to the beneficiary equal the Death Benefit less any Indebtedness and less any due and unpaid Monthly Deduction Amounts occurring during a grace period (if applicable). The Death Benefit determined on the date of the Insured's death equals the greater of (1) the Specified Amount or (2) the Account Value multiplied by the Death Benefit ratio. The ratios vary according to the attained age of the Insured and are specified in the Contract. Therefore, an increase in Account Value due to favorable investment experience may increase the Death Benefit above the Specified Amount; and a decrease in Account Value due to unfavorable investment experience may decrease the Death Benefit (but not below the Specified Amount).

                                                                                  A          B
---------------------------------------------------------------------------------------------------
Specified Amount                                                               $100,000   $100,000
---------------------------------------------------------------------------------------------------
Insureds Age                                                                         45         45
---------------------------------------------------------------------------------------------------
Account Value on Date of Death                                                 $ 48,000   $ 34,000
---------------------------------------------------------------------------------------------------
Death Benefit Ratio                                                                2.15       2.15
---------------------------------------------------------------------------------------------------


In Example A, the Death Benefit equals $103,200, i.e., the greater of (1) $100,000 (the Specified Amount); and (2) $103,200 (the Account Value at the Date of Death of $48,000 multiplied by the Death Benefit ratio of 2.15). This amount, less any Indebtedness and due and unpaid Monthly Deduction Amounts, constitutes the proceeds which we would pay to the beneficiary.

In Example B, the Death Benefit is $100,000, i.e., the greater of $100,000 (the Specified Amount) or $73,100 (the Account Value of $34,000 multiplied by the Death Benefit ratio of 2.15).

All or part of the proceeds may be paid in cash or applied under an income plan. See "Payment Options," page 20.


ACCELERATED DEATH BENEFIT
If the Insured becomes terminally ill, you may request an Accelerated Death Benefit in an amount up to the lesser of (1) 50% of the Specified Amount on the day we receive the request; or (2) $250,000 for all policies issued by Allstate Life which cover the Insured. "Terminally ill" means an illness or physical condition of the Insured that, notwithstanding appropriate medical care, results in a life expectancy of 12 months or less. If the Insured is terminally ill as the result of an illness, the Accelerated Death Benefit is not available unless the illness occurred at least 30 days after the issue date. If the Insured is terminally ill as the result of an accident, the Accelerated Death Benefit is available if the accident occurred after the issue date. The minimum amount of death benefit we will accelerate is $10,000.

We will pay benefits due under the Accelerated Death Benefit provision upon our receipt of a written request from the Contract Owner and due proof that the Insured has been diagnosed as terminally ill. We also reserve the right to require supporting documentation of the diagnosis and to require (at our expense) an examination of the Insured by a physician of Allstate's choice to confirm the diagnosis. The amount of the payment will be the amount you requested, reduced by the sum of (1) a 12 month interest discount to reflect the early payment; (2) an administrative fee (not to exceed $250); and (3) a pro rata amount of any outstanding Contract loan and accrued loan interest.

After the payment has been made, we will reduce Specified Amount, the Account Value and any outstanding Contract loan on a pro rata basis.

We allow only one request for an Accelerated Death Benefit per Insured. The Accelerated Death Benefit may not be available in all states. Its features may differ from those discussed above as required by state law. Please refer to the Contract for further information.


CHANGES TO SPECIFIED AMOUNT
The Specified Amount equals the initial Death Benefit on the Contract Date. This Contract does not permit the Owner to change the Specified Amount at the Owner's discretion. However, certain actions taken by the Owner may cause the Specified Amount to increase or decrease. Partial withdrawals will reduce the Specified Amount in proportion to the reduction in Account Value. Additional purchase payments may increase the Specified Amount, but only to the minimum Specified Amount necessary in order to meet the definition of a life insurance contract under section 7702 of the Internal Revenue Code.

You should be aware that an increase in the Specified Amount may affect the cost of insurance charges. As explained above, we may deduct a larger amount of cost of insurance charges, because an increase in the Specified Amount also increases the net amount of risk under your Contract. An increase in the net amount of risk increases the maximum cost of insurance.


BENEFICIARY
When we receive due proof of the Insured's death, we will pay the Death Benefit proceeds to the beneficiary or beneficiaries who are named in the application for the Contract, unless you subsequently change the beneficiary. See "Change of Owner or Beneficiary," page 22. In that event, we will pay the Death Benefit proceeds to the beneficiary named in your last change of beneficiary request as provided for in the Contract. If a primary or contingent beneficiary dies before the Insured, that beneficiary's interest in the Contract ends with that


                                 18  PROSPECTUS
beneficiary's death. Only those beneficiaries who survive the Insured will be eligible to share in the Death Benefit proceeds. If no beneficiary survives the Insured, we will pay the Death Benefit proceeds of the Contract to you, if living, otherwise to your estate.


ACCESS TO YOUR MONEY
-------------------------------------------------------------------------------
CONTRACT LOANS
While the Contract is in force, you may obtain, without the consent of the beneficiary (provided the designation of beneficiary is not irrevocable), one or both of two types of cash loans from Allstate. These types include preferred loans and non-preferred loans (both described below). Both types of loans are secured by your Contract. The maximum amount available for a loan is 90% of the Contract's Cash Value, less the sum of:

.. the  amount  of all  Contract  loans  existing  on  the  date  of the  loan
  (including loan interest to the next Contract Anniversary),

.. any due and unpaid Monthly Deduction Amounts, and

.. any annual maintenance fee due on or before the next Contract Anniversary.

We will transfer the loan amount pro rata from each Variable Sub-Account attributable to your Contract (unless you specify otherwise) to the Loan Account. We will credit the amounts allocated to the Loan Account with interest at the "loan credited rate" set forth in the Contract. Loans will bear interest at rates we determine from time to time, but which will not exceed the maximum rate indicated in the Contract, currently 8% per year.

The amount of the Loan Account that equals the excess of the Account Value over the total of all premiums paid under the Contract net of (1) any premiums returned due to partial withdrawals, and (2) any prior loan balance, as determined on each Contract Anniversary, is considered a "preferred loan."

Preferred loans bear interest at a rate not to exceed the preferred loan rate set forth in the Contract. Loan interest payments are due on the Contract Anniversary. If unpaid, loan interest is added to the amount of the loan and will bear interest at the rates described in this paragraph. The difference between the value of the Loan Account and the Indebtedness will be transferred on a pro rata basis from the Variable Sub-Accounts to the Loan Account on each Contract Anniversary.

If the aggregate outstanding loan(s) and loan interest secured by the Contract exceeds the Cash Value of the Contract, we will give you written notice that unless we receive an additional payment within 61 days to reduce the aggregate outstanding loan(s) secured by the Contract, the Contract may lapse. You may repay all or any part of any loan secured by a Contract while the Contract is still in effect. When you make loan repayments or interest payments, we will allocate the payment among the Variable Sub-Accounts in the same percentages as for subsequent premium payments (unless you request a different allocation), and we will deduct an amount equal to the payment from the Loan Account. Loan repayments and interest are credited on the Valuation Date that we receive them, or the next Valuation Date if we receive them after the close of regular trading on the New York Stock Exchange, currently 4:00 p.m., Eastern Time. You must repay any outstanding loan at the end of a grace period before we will reinstate the Contract. See "Lapse and Reinstatement," page 22.

A loan, whether or not repaid, will have a permanent effect on the Account Value because the investment results of each Variable Sub-Account will apply only to the amount remaining in that Sub-Account. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the Variable Sub-Accounts earn more than the annual interest rate for amounts held in the Loan Account, a Contract Owner's Account Value will not increase as rapidly as it would have had no loan been made. If the Variable Sub-Accounts earn less than that rate, the Contract Owner's Account Value will be greater than it would have been had no loan been made. Also, if not repaid, the aggregate outstanding loan(s) plus unpaid accrued interest, will reduce the Death Benefit proceeds and Cash Surrender Value otherwise payable. For a discussion of the tax consequences of loans, see "Federal Tax Matters", on page 23.


AMOUNT PAYABLE ON SURRENDER OF THE CONTRACT
While the Contract is in force, you may elect, without the consent of the beneficiary (provided the designation of beneficiary is not irrevocable), to fully surrender the Contract. Upon surrender, we will pay you or another person designated by you the Cash Surrender Value determined as of the day we receive your written request or the date you request, whichever is later. The Cash Surrender Value equals the Cash Value less the annual maintenance fee and any Indebtedness. We will pay the Cash Surrender Value of the Contract within 7 days of our receipt of the written request or on the effective surrender date you request, whichever is later, subject to postponement in certain circumstances.

The Contract will terminate on the date of our receipt of your written request, or the date you request the surrender to be effective, whichever is later. For a discussion of the tax consequences of surrendering the Contract, see "Federal Tax Matters," page 23. You may elect to apply the surrender proceeds to an Income Plan (see "Access to Your Money-Payment Options," page 20).


                                 19  PROSPECTUS

PARTIAL WITHDRAWALS
While the Contract is in force, you may elect by written request to make partial withdrawals from the Cash Surrender Value of at least $500, or the total amount in the Variable Sub-Account, whichever is less. We will pay the partial withdrawal within 7 days of our receipt of receiving the written request, subject to postponement in certain circumstances. The amount we pay upon a partial withdrawal will be reduced by any applicable withdrawal charge, due and unpaid premium tax charge, and taxes. The Cash Surrender Value, after the partial withdrawal, must at least equal $2,000; otherwise, we may treat your request as a request for full surrender. Your Contract will terminate if you withdraw all of your Cash Surrender Value. We will however, ask you to confirm your withdrawal request before terminating your Contract. Before terminating any Contract whose value has been reduced by withdrawals to less than $2,000, we would inform you in writing of our intention to terminate your Contact and give you at least 30 days in which to make an additional premium payment to restore your Cash Surrender Value to the contractual minimum of $2,000. If we terminate your Contract, we will distribute to you its Cash Surrender Value less applicable taxes.

Partial withdrawals will be deducted pro rata from each Variable Sub-Account, unless the Contract Owner instructs otherwise. The Specified Amount after the partial withdrawal will be the greater of:

.. the Specified Amount prior to the partial withdrawal reduced proportionately to the reduction in Account Value; or

.. the minimum Specified Amount necessary in order to meet the definition of a life insurance contract under section 7702 of the Code.

Partial withdrawals in excess of the Free Withdrawal Amount may be subject to a withdrawal charge and any due and unpaid premium tax charges. See "Deductions and Charges-Other Deductions-Withdrawal Charge" and "Due and Unpaid Premium Tax Charge," page 17. For a discussion of the tax consequences of partial withdrawals, see "Federal Tax Matters," page 23.


PAYMENT OPTIONS
The surrender proceeds or Death Benefit proceeds under the Contracts will be paid in a lump sum unless instructed otherwise by you or your beneficiary. You may also apply the proceeds to one of Allstate Life's Income Plans.

Before the proceeds are paid, you may choose or change an Income Plan selection by writing to us. Once we accept the selection, it takes effect as of the date you signed the request. This change is subject to any action we take before we accept it. After the proceeds are due, the payee may choose an Income Plan if:

.. you have not made a prior choice which is still in effect; and

.. the proceeds are due in a single sum and have not been paid.

No surrender or partial withdrawals are permitted after payments under an Income Plan have started.

If the amount to be applied to an Income Plan is less than $3,000 or if it would result in an initial income payment of less than $20, we may require that the frequency of income payments be decreased such that the income payments are greater than $20 each, or we may elect to pay the amount in a lump sum. No surrender or partial withdrawals are permitted after payments under an Income Plan commences.

If the proceeds under the Contract are not paid within 30 days after we receive due proof of death of the Insured, we will pay interest on the proceeds from the date of the Insured's death to the date payment is made or a payment option is elected. At such times, the proceeds are not subject to the investment experience of the Variable Account.

The Income Plans are fixed annuities payable from Allstate Life's general account. They do not reflect the investment experience of the Variable Account.

Fixed annuity payments are determined by multiplying the amount applied to the annuity by a rate to be determined by Allstate Life which is no less than the rate specified in the fixed payment annuity tables in the Contract. The annuity payment will remain level for the duration of the annuity. Allstate Life may require proof of age and gender of the payee (and joint payee, if applicable) before payments begin. Allstate Life may also require proof that such person(s) are living before it makes each payment.

The following options are available under the Contracts (Allstate Life may offer other payment options):

INCOME PLAN 1 - LIFE INCOME WITH GUARANTEED PAYMENTS. Allstate Life will make payments for as long as the payee lives. If the payee dies before the selected number of guaranteed payments have been made, Allstate

Life will continue to pay the remainder of the guaranteed payments.

INCOME PLAN 2 - JOINT AND SURVIVOR LIFE INCOME WTH GUARANTEED PAYMENTS. Allstate Life will make payments for as long as either the payee or joint payee, named at the time of Income Plan selection, is living. If both the payee and the joint payee die before the selected number of guaranteed payments have been made, Allstate Life will continue to pay the remainder of the guaranteed payments.

A portion of each payment will be considered taxable and the remaining portion will be a non-taxable return of your investment in the Contract, which is also called the "basis". Once the investment in the Contract is depleted, all remaining payments will be fully taxable. Taxable payments taken prior to age
59 1/2, may be subject to an additional 10% federal tax penalty.


                                 20  PROSPECTUS

Allstate Life will make any other arrangements for income payments as may be agreed on.


SUSPENSION OF PAYMENTS
Allstate Life will suspend all procedures requiring valuation of the Variable Account, such as surrender payments, withdrawals, and loans, on any day the New

York Stock Exchange is closed or trading is restricted due to an existing emergency as defined by the SEC, or on any day the SEC has ordered that the right of surrender of the Contracts be suspended for the protection of Contract Owners, until such condition has ended.


CONTRACT TERMS
--------------------------------------------------------------------------------

The terms of the Contract govern the rights and benefits available to you under the Contract. Set out below is a summary of certain Contract terms. Please refer to the Contract for more details.


CHANGES TO CONTRACT TERMS
We will not change the terms or conditions of a Contract without the consent of the Contract Owner except where necessary to comply with tax law or to maintain the status of the Contract under the applicable law.


STATE EXCEPTIONS
Where required by state law, certain features of your Contract may differ in certain respects from those described above. Please refer to your Contract for specific information regarding the benefits available to you.


CHANGE OF OWNER OR BENEFICIARY
If you have reserved the right to change the Contract owner or Beneficiary, you can file a written request with us to make such a change. If you have not reserved the right to change the Beneficiary, the written consent of the irrevocable Beneficiary(s) will be required. Your written request will not be effective until it is recorded in our Home Office records. After it has been recorded, it will take effect as of the date you signed the request. However, if the Insured dies before the request has been recorded, the request will not effect those Proceeds we may have paid before your request was recorded in our Home Office records.


ASSIGNMENT
Unless required by state law, no Contract owner has a right to assign any interest in a Contract as collateral for security for a loan or other obligation.


LAST SURVIVOR CONTRACTS
We offer the Contracts on either a single life or a "last survivor" basis. Contracts sold on a last survivor basis operate in a manner almost identical to the single life version. The most important difference is that the last survivor version involves two Insureds and the proceeds are paid only on the death of the last surviving Insured. The other significant differences between the last survivor and single life versions are listed below:

.. Last survivor Contracts are offered for prospective Insureds age 18-85.

.. The cost of insurance charges under the last survivor Contracts reflect the anticipated mortality of the two Insureds and the fact that the Death Benefit is not payable until the death of the second Insured.

.. To qualify for simplified underwriting under a last survivor Contract, both
  Insureds must meet the simplified underwriting standards.

.. For a last survivor Contract to be reinstated, both Insureds must be alive on the date of reinstatement.

.. The Contract provisions regarding misstatement of age or sex, suicide and incontestability apply to either Insured.

.. Additional tax disclosures applicable to last survivor Contracts are provided in "Federal Tax Matters," page 23.

.. The Accelerated Death Benefit provision is only available upon terminal illness of the last survivor.

.. The  Confinement  Waiver  Benefit is available  upon  confinement of either
  Insured.


LIMIT ON RIGHT TO CONTEST
Allstate Life may not contest the validity of the Contract after it has been in effect during the Insured's lifetime for two years from the Contract Date. If the Contract is reinstated, the two-year period is measured from the date of reinstatement. Any increase in the Specified Amount for which evidence of insurability was obtained is contestable for two years from its effective date.

In addition, if the Insured dies by suicide while sane or self d estruction while insane in the two-year period after the Contract Date, or such period as specified in state law, the benefit payable will be limited to the premiums paid less any Indebtedness and partial withdrawals. If the Insured dies by suicide while sane or self-destruction while insane in the two-year period following an increase in the Specified Amount, the benefit payable with respect to the increase will be limited to the additional premium paid for such increase, less any Indebtedness and partial withdrawals.


MISSTATEMENT AS TO AGE AND SEX
If the age or sex of the Insured is incorrectly stated, the Death Benefit will be appropriately adjusted as specified in the Contract.


                                 21  PROSPECTUS

DIVIDENDS
No dividends will be paid under the Contracts.


LAPSE AND REINSTATEMENT
The Contract will remain in force unless and until the Cash Surrender Value is insufficient to cover a Monthly Deduction Amount due on a Monthly Activity Date. We will notify you in writing that if the amount shown in the notice (which will be sufficient to cover the Monthly Deduction Amount(s) due) is not paid within 61 days ("Grace Period"), there is a danger of lapse.

The Contract will continue through the Grace Period. However, if sufficient payment is not forthcoming, the Contract will terminate at the end of the Grace Period. If the Insured dies during the Grace Period, the proceeds payable under the Contract will be reduced by the Monthly Deduction Amount(s) due and unpaid. See "Death Benefits," page 18.

If the Contract lapses, you may apply for its reinstatement by payment of the reinstatement premium (and any applicable charges) required under the Contract. You must make a request for reinstatement within 5 years of the date the Contract entered a Grace Period. If a loan was outstanding at the time of lapse, we will require repayment of the loan before permitting reinstatement. In addition, we reserve the right to require evidence of insurability satisfactory to us. The reinstatement premium is equal to an amount sufficient to:

1. pay all Monthly Deduction Amounts and annual maintenance fees due and unpaid during the Grace Period, and

2. to keep the Contract in force for three months after the date of reinstatement.

The Specified Amount upon reinstatement cannot exceed the Specified Amount of the Contract at its lapse. The Account Value on the reinstatement date will reflect the Account Value at the time of termination of the Contract plus the premiums paid at the time of reinstatement. Withdrawal charges and due and unpaid premium tax charges, cost of insurance, and tax expense charges will continue to be based on the original Contract Date.


CANCELLATION AND EXCHANGE RIGHTS
You have a limited right to return a Contract for cancellation. This right to return exists during the cancellation period. The cancellation period is a number of days which varies by state as specified in your Contract. If you choose to exercise this right, we may require that you return the Contract for
cancellation  by  mail  or  personal   delivery  to  Allstate Life within  the
cancellation period following delivery of the Contract to you. We will then return to you, within 7 days thereafter, any premiums paid for the Contract adjusted, if applicable law permits, to reflect any investment gain or loss resulting from allocation to the Variable Account prior to the date of cancellation. In those states where Allstate Life is required to return the premiums paid without such adjustment we reserve the right, if state law so permits, to allocate all premium payments made prior to the expiration of the cancellation period to the Money Market Variable Sub-Account.

Once the Contract is in effect, you may exchange it during the first 24 months after its issuance for a non-variable permanent life insurance contract offered by Allstate Life on the life of the Insured. The amount at risk to Allstate Life (i.e., the difference between the Specified Amount and the Account Value) under the new contract will be equal to or less than the amount at risk to Allstate Life under the exchanged Contract on the date of exchange. Premiums and charges under the new Contract will be based on the same risk classification as the exchanged Contract. We will not require evidence of insurability. We will not charge you to perform this exchange. The exchange is subject to adjustments in premiums and Account Value to reflect any variance between the exchanged Contract and the new contract. Allstate Life reserves the right to make such a contract available that is offered by any affiliate of Allstate Life.


                                 22  PROSPECTUS

FEDERAL TAX MATTERS
--------------------------------------------------------------------------------

The following discussion is general and is not intended as tax advice. The Company makes no guarantee regarding the tax treatment of any Policy or Transaction involving a Policy. Federal, state, local and other tax consequences of ownership or purchase of a life insurance policy depend upon your circumstances. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a qualified tax advisor.


TAXATION OF ALLSTATE LIFE AND THE SEPARATE ACCOUNT
The Company is taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code (THE "CODE"). The Separate Account is not an entity separate from the Company and its operations form a part of the Company. As a consequence, the Separate Account will not be taxed separately as a "Regulated Investment Company" under Subchapter M of the Code. Investment income and realized capital gains are automatically applied to increase reserves under the Policies. Under current federal tax law, the Company believes that the Separate Account investment income and realized net capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Policies. Generally, reserves are amounts that the Company is legally required to accumulate and maintain in order to meet future obligations under the Policies. The Company does not anticipate that it will incur any federal income tax liability attributable to the Separate Account.

Therefore, we do not intend to make provisions for any such taxes. If we are taxed on investment income or capital gains of the Separate Account, then we may impose a charge against the Separate Account in order to make provisions for any such taxes.


TAXATION OF POLICY BENEFITS
In order to qualify as a life insurance policy for federal income tax purposes, the Policy must meet the definition of a life insurance policy set forth in
Section 7702 of the Code. Section 7702 limits the amount of premiums that may be invested in a Policy that qualifies as life insurance. The Policy is structured to meet the Section 7702 definition of a life insurance policy. This means that the Death Benefit is excluded from the beneficiary's gross income under Section 101(a) of the Code and you are generally not taxed on any increases in the Policy value until a distribution occurs.

If a Policy fails to qualify as life insurance under Section 7702, the Policy will not provide most of the tax advantages normally provided by life insurance. The Company has the right to amend the Policies to comply with any future changes in the Code, any regulations or rulings under the Code and any other requirements imposed by the Internal Revenue Service. If you surrender the Policy, you are subject to income tax on the portion of the distribution that exceeds the investment in the policy. The investment in the Policy is the gross premium paid for the Policy minus any amounts (including Policy loans) previously received from the Policy if such amounts were properly excluded from your gross income.

We expect that most Policies will be "modified endowment contracts," as discussed below under "Modified Endowment Contracts." If the Policy is not treated as a modified endowment contract, then Policy loans are not generally treated as taxable distributions, and you are generally taxed on partial withdrawals to the extent the amount distributed exceeds the investment in the policy. In certain situations, partial withdrawals or reduction in benefits during the first fifteen years of the Policy may result in a taxable distribution before the investment in the policy is recovered. Interest paid on a Policy loan is generally not deductible. Withdrawals and loans from modified endowment contracts are subject to less favorable tax treatment. (See "Modified Endowment Contracts," below.)

If you are the Owner and Insured under the Policy, the Death Benefit will be included in your gross estate for federal estate tax purposes. Even if the Insured is not the Owner but retains incidents of ownership in the Policy, the Death Benefit will also be included in the Insured's gross estate. Examples of incidents of ownership include the right to:

.. change beneficiaries,

.. assign the Policy,

.. revoke an assignment,

.. pledge the Policy, or

.. obtain a Policy loan.

If you are the Owner and Insured under the Policy, and you transfer all incidents of ownership in the Policy, the Death Benefit will be included in your gross estate if you die within three years from the date of the ownership transfer. State and local estate and inheritance taxes may also apply. In addition, certain transfers of the Policy or Death Benefit, either during life or at death, to individuals two or more generations below the transferor may be subject to the federal generation skipping transfer tax. This rule also applies if the transfer is to a trust for the benefit of individuals two or more generations below the transferor.

The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. If you are contemplating the use of a Policy in any of these arrangements, you should consult a


                                 23  PROSPECTUS
qualified tax advisor regarding the tax attributes of the particular arrangement.


MODIFIED ENDOWMENT CONTRACTS
A life insurance policy is treated as a "modified endowment contract" under
Section 7702A of the Code if it meets the definition of life insurance in
Section 7702, but fails the "seven-pay" test of Section 7702A. The seven-pay test provides that premiums cannot be paid at a rate more rapidly than that allowed by the payment of seven annual premiums using specified computational rules provided in Section 7702A. The large single premium permitted under the Policy (which is equal to 100% of the "Guideline Single Premium" as defined in Section 7702 of the Code) does not meet the specific computational rules for the seven pay test provided in Section 7702A. Therefore, the Policy will generally be treated as a modified endowment contract. An exchange under Section 1035 of the Tax Code of a life insurance policy that is not a modified endowment contract will not cause the new policy to be a modified endowment contract if no additional premiums are paid. An exchange under Section 1035 of the Code of a life insurance policy that is a modified endowment contract for a new life insurance policy will always cause the new policy to be a modified endowment contract.

If a policy is classified as a modified endowment contract, the death benefit may still qualify for the exclusion from gross income, and any increases in the policy value are not subject to current taxation unless withdrawn or otherwise accessed. If you receive any amount as a Policy loan (including unpaid loan interest that is added to the loan balance) from a modified endowment contract, or assign or pledge any part of the value of the Policy, such amount is treated as a distribution. Withdrawals and distributions from a modified endowment contract made before the Insured's death, are treated as taxable income first, then as recovery of investment in the policy. The taxable portion of any distribution from a modified endowment contract is subject to an additional 10% penalty tax, except as follows:

.. distributions made on or after the date on which the taxpayer attains age
  59 1/2;

.. distributions attributable to the taxpayer's becoming disabled (within the meaning of Section 72(m)(7) of the Code); or

.. any distribution that is part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his or her beneficiary.

All modified endowment contracts that are issued within any calendar year to the same owner by one company or its affiliates shall be treated as one modified endowment contract in determining the taxable portion of any distributions.


INCOME TAX WITHHOLDING
Generally, the Company is required to withhold federal income tax at a rate of 10% from distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold the required 10% of the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory.

Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.


DIVERSIFICATION REQUIREMENTS
For a Policy to be treated as a variable life insurance policy for federal tax purposes, the investments in the Separate Account must be "adequately diversified" consistent with standards under Treasury Department regulations. If the investments in the Separate Account are not adequately diversified, the Policy will not be treated as a variable life insurance policy for federal income tax purposes. As a result, you will be taxed on the excess of the policy value over the investment in the Policy. Although the Company does not have control over the Portfolios or their investments, we expect the Portfolios to meet the diversification requirements.


OWNERSHIP TREATMENT
The IRS has stated that you will be considered the owner of Separate Account assets if you possess incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of the Separate Account investments may cause an investor to be treated as the owner of the Separate Account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct subaccount investments without being treated as owners of the underlying assets of the Separate Account.

Your rights under this Policy are different than those described by the IRS in rulings in which it found that policy owners were not owners of Separate Account assets. For example, you have the choice to allocate premiums and policy values among investment options more frequently than in such rulings. These differences could result in you being treated as the owner of the Separate Account. If this occurs, income and gain from the Separate Account assets would be includible in your gross income. The Company does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your policy. We reserve the right to modify the Policy as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Separate Account. However,


                                 24  PROSPECTUS
we make no guarantee that such modification to the Policy will be successful.


OTHER INFORMATION
--------------------------------------------------------------------------------
ALLSTATE LIFE
Allstate Life is the issuer of the Contract, which means it is obligated to pay the amounts promised to Contract owners in accordance with the terms of the
Contracts.   Prior  to  January  1,  2003,  Northbrook  Life  Insurance
Company ("Northbrook") issued the Contract. Effective January 1, 2003, Northbrook Life merged with Allstate

Life ("Merger"). On the date of the Merger, Allstate Life acquired from Northbrook all of Northbrook's assets, and became directly liable for Northbrook's liabilities and obligations with respect to all contracts issued by Northbrook then outstanding. Allstate Life is an Illinois stock life insurance company organized in 1957. Allstate

Life is licensed to operate in the District of Columbia, Puerto Rico, and all states except New York. We intend to offer the Contract in those jurisdictions in which we are licensed. Our home office is located at 3100 Sanders Road, Northbrook, Illinois, 60062.

Allstate Life is a wholly owned subsidiary of Allstate Insurance Company, a stock property-liability insurance company incorporated under the laws of Illinois. All of the outstanding capital stock of Allstate Insurance Company is owned by The Allstate Corporation.

Independent rating agencies regularly evaluate life insurers' claims-paying ability, quality of investments, and overall stability. A.M. Best Company assigns an A+ (Superior) financial strength rating to Allstate Life. Standard & Poor's assigns an AA+ (Very Strong) financial strength rating and Moody's Investors Service assigns an Aa2 (Excellent) financial strength rating to Allstate. These ratings do not reflect the investment performance of the Variable Account. We may from time to time advertise these ratings in our sales literature.


THE VARIABLE ACCOUNT
We established the Variable Account as a separate investment account on January 2, 2003, pursuant to the insurance laws of Illinois. The Variable Account was previously a segregated asset account of Northbrook. Prior to January 2, 2003, the Variable Account was previously known as the Northbrook Life Variable Life Separate Account A. The Variable Account is now known as the Allstate Life Variable Life Separate Account A, a segregated asset account of Allstate Life.

We hold the assets of the Variable Account and keep those assets physically segregated and held separate and apart from the general account of Allstate. We maintain records of all purchases and redemptions of shares of the Portfolio.

The Variable Account is organized as a unit investment trust and is registered as such with the SEC under the 1940 Act. The Variable Account meets the definition of "separate account" under federal securities law. Under Illinois law, we hold the assets of the Variable Account that are attributable to Contracts exclusively for the benefit of Contract Owners and persons entitled to payments under the Contracts. Income, gains and losses, whether or not realized, from assets allocated to the Variable Account are credited to or charged against the Variable Account without regard to the income, gains, losses or any investment experience of Allstate's other assets. To the extent that these assets are attributable to the Contract Value of the Contracts offered by this prospectus, these assets may not be used to pay any liabilities of Allstate Life other than those arising from the Contracts. Allstate Life is obligated to pay all amounts promised to Contract owners under the Contracts.


PERFORMANCE INFORMATION
From time to time, we may quote performance information for the Variable Sub-Accounts in advertisements, sales literature, or reports to Contract Owners or prospective investors. We may quote performance information in any manner permitted under applicable law. We may, for example, present such information as a change in a hypothetical investor's cash value or death benefit. We also may present the yield or total return of the Variable Account based on a hypothetical investment in a Contract. The performance information shown may cover various periods of time, including periods beginning with the commencement of the operations of the Variable Account, or the Portfolio in which it invests.

The performance information shown may reflect the deduction of only some of the applicable charges to the Contract. We may, for example, exclude the deduction of one or more charges, such as the premium tax charge or withdrawal charge, and we generally expect to exclude cost of insurance charges because of the individual nature of these charges.

We may compare the Variable Account's performance to that of other variable life separate accounts or investment products, as well as to generally accepted indices or analyses, such as those provided by research firms and rating services. In addition, we may use performance ratings that may be reported periodically in financial publications. We also may advertise ratings of Allstate's financial strength or claims-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

Performance information for the Variable Account reflects the performance of a hypothetical Contract and is not illustrative of how actual investment performance


                                 25  PROSPECTUS
would affect the benefits under your Contract. Therefore, you should not consider such performance information to be an estimate or guarantee of future performance.


LEGAL PROCEEDINGS
There are no pending material legal proceedings to which the Variable Account is a party. Allstate Life and its affiliates and subsidiaries are engaged in routine lawsuits, which, in our management's judgment, are not of material importance to their respective total assets or material with respect to the Variable Account.


LEGAL MATTERS
Foley & Lardner, Washington, D.C., has advised Allstate Life on certain federal securities law matters. All matters of state insurance law pertaining to the Contracts, including the validity of the Contracts and Allstate Life's right to issue such Contracts under state insurance law, have been passed upon by Michael J. Velotta, General Counsel of Allstate Life.


FINANCIAL STATEMENTS
The financial statements of the Variable Account and the consolidated financial statements of Allstate Life appear in the Statement of Additional Information. To obtain a copy of the Statement of Additional Information, please call us at 1-800-822-8773 or write to us at the address given on the first page of this prospectus.


                                 26  PROSPECTUS

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

To ask us questions, or to request a personalized illustration of Death Benefits, Account Values or Surrender Values or additional information about the contracts, you can call us at 1-800-822-8773 or write to us at the address on the first page of this prospectus.

We have filed a Statement of Additional Information with the SEC. The current Statement of Additional Information is dated May 1, 2003. The Statement of Additional Information contains additional information about the Contracts and is incorporated by reference in this prospectus, which means it is legally part of this prospectus. You can obtain a free copy of the SAI or a personalized illustration upon request, by calling at the number given above or by writing to us at the address on the first page of this prospectus. You should read the Statement of Additional Information because you are bound by the terms ontained in it.

The Contracts are the subject of a registration statement on file with the SEC.

The registration statement contains additional information, including exhibits, relating to the Variable Account, the Portfolios, Allstate Life, and the Contracts. In addition, we file reports and other information with the SEC. You may read and copy any document we file with the SEC, including the Statement of Information, at the SEC's public reference room in Washington, DC 20549-6009.

Please call the SEC at 1-800-942-8090 for information on the operation of the public reference room.

Our SEC reports and other information about us are also available to the public at the SEC's web site at http:// www.sec.gov. Copies of any of the information filed with the SEC may be obtained upon payment of a duplicating fee by writing the SEC's Public Reference Section, 450 Fifth Street, NW, Washington, DC 20549-0102.

ALLSTATE LIFE VARIABLE LIFE SEPARATE ACCOUNT A SEC 1940 ACT FILE NUMBER:
811-08173






                                 27  PROSPECTUS

                          MORGAN STANLEY VARIABLE LIFE




Allstate Life Insurance Company                       Statement of Additional Information
Allstate Life Variable Life Separate Account A        Dated May 1, 2003
300 N. Milwaukee Avenue
Vernon Hills, IL 60061
1 (800) 822 -8773


This Statement of Additional Information supplements the information in the prospectus for the Morgan Stanley Variable Life Contract that we offer. This Statement of Additional Information is not a prospectus. You should read it with the prospectus, dated May 1, 2003, for the Contract. You may obtain a prospectus by calling or writing us at the address or telephone number listed above, or by calling or writing your Morgan Stanley Financial Advisor.

Except as otherwise noted, this Statement of Additional Information uses the same defined terms as the prospectus for the Morgan Stanley Variable Life Contract.

                                TABLE OF CONTENTS

Description                                                               Page


Distribution of the Contracts
Experts
Financial Statements
Illustrations

DISTRIBUTION OF THE CONTRACTS

The Contracts are distributed exclusively by Morgan Stanley DW Inc. ("Morgan Stanley DW"), which serves as the principal underwriter of the Contracts under a general agency agreement with Allstate. Morgan Stanley DW is a wholly owned subsidiary of Morgan Stanley Dean Witter & Co. Morgan Stanley DW is located at 1585 Broadway, New York, New York 10036. Morgan Stanley DW is a member of the New York Stock Exchange and the National Association of Securities Dealers.

We may pay up to a maximum sales commission of 6.75% of premiums. Morgan Stanley DW Inc. will pay annually to its Financial Advisors from its profits, an amount equal to .10% of the net assets of the Variable Account attributable to the Contracts. In addition, sale of the Contract may count toward incentive program awards for the Financial Advisor.

The offering of the Contracts is continuous. We do not anticipate discontinuing the offering of the Contracts but we reserve the right to do so at any time.

For the Variable Account, Northbrook Life Insurance Company (which merged into Allstate Life on January 1, 2003) paid underwriting commissions to Morgan Stanley DW of $275,505.98, $221,673.84 and $81290.95 for the years2000, 2001 and
2002 respectively.

EXPERTS

The consolidated financial statements of Allstate Life and Insurance Company as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002 and the related financial statement schedules included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein and have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The financial statements of the sub-accounts comprising Northbrook Life Variable Life Separate Account A as of December 31, 2002 and for each of the periods in the two year period then ended included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

FINANCIAL STATEMENTS

The following financial statements appear in the pages that follow:

o consolidated financial statements of Allstate Life as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002, related financial statement schedules, and independent auditors' report,

o the financial statements of Northbrook Life Variable Life Separate Account A, (now known as Allstate Life Variable Life Separate
         Account A effective January 1, 2003) as of December 31, 2002 and for each of the periods in the two year period then ended, and independent auditors' report,

The consolidated financial statements and schedules of Allstate Life included herein should be considered only as bearing upon the ability of Allstate Life to meet its obligations under the Contracts.

ILLUSTRATIONS  OF ACCOUNT VALUES, DEATH BENEFITS,  AND CASH SURRENDER VALUES

The following tables illustrate the how the Account Value, Death Benefit and Cash Surrender Value of a Contract change with the investment experience of the Portfolios. The tables show how the Account Value, Death Benefit and Cash Surrender Value issued to an Insured of a given age and underwriting risk classification who pays the specified single Premium would vary over an extended period of time assuming hypothetical gross rates of return (investment income and capital gains and losses, realized or unrealized) for the Variable Account equal to annual rates of 0%, 6%, and 12%.

The insureds are assumed to be in the standard underwriting class. Values are first given based on current Contract charges and then based on guaranteed Contract charges. (See "Deductions and Charges," in the prospectus.) These tables may assist in the comparison of Death Benefits, Account Values and Cash Surrender Values for the Contracts with those under other variable life insurance contracts that may be issued by other companies.

Death Benefits, Account Values and Cash Surrender Values for a Contract would be different from the amounts shown if the actual investment return averaged 0%, 6% or 12%, but varied above or below that average for individual Contract Years. They would also be different, depending on the allocation of Account Value among the Variable Account's Variable Sub-Accounts, if the actual investment return for all Variable Sub-Accounts averaged 0%, 6% or 12%, but varied above or below that average for individual Variable Sub-Accounts. They would also differ if the initial premium paid were different, if additional premiums were paid, if any Contract loan or partial withdrawal were made during the period of time illustrated, or if the insured were in another risk class.

The Death Benefits, Account Values and Cash Surrender Values shown in the tables reflect the fact that: a Monthly Deduction Amount (consisting of a cost of insurance charge, tax expense charge, and an administrative expense charge) is deducted from Account Value each Monthly Activity Date and that an annual maintenance fee of $30 is deducted on each Contract Anniversary from all Variable Sub-Accounts to which Account Value is allocated. The values in the tables also reflect a deduction from the Variable Account of a daily charge equal to an annual rate of 0.90% for the mortality and expense risk charge. The Cash Surrender Value shown in the tables reflect the fact that a withdrawal charge is imposed on withdrawals in excess of the Free Withdrawal Amount (See Prospectus heading "Deductions and Charges"). The amount shown in the table are based on an average of the investment advisory fees and operating expenses incurred by the Portfolios, at an annual rate of 0.87% of the average daily net assets of the Portfolios (See Prospectus heading "Charges Against the Fund").

Taking account of the average investment advisory fee and operating expenses of the Portfolios, the gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of: (-0.87%, 5.13%, and 11.13%) respectively.

The hypothetical rates of return shown in the tables do not reflect any tax charges attributable to the Variable Account since no such charges are currently made. If any such charges are imposed in the future, the gross annual rate of return would have to exceed the rates shown by an amount sufficient to cover the tax charges, in order to produce the Account Values, Cash Surrender Values, and Death Benefits illustrated.

Allstate Life will furnish upon request a personalized illustration reflecting the proposed insured's age, sex, and underwriting classification. Where applicable, Allstate Life will also furnish upon request an illustration for a Contract that is not affected by the sex of the insured.



                           HYPOTHETICAL ILLUSTRATIONS


                         ALLSTATE LIFE INSURANCE COMPANY
                 MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                               SINGLE LIFE OPTION
                             $10,000 INITIAL PREMIUM
                                ISSUE AGE 45 MALE
                          INITIAL FACE AMOUNT: $39,998

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.13% NET)


                                           CURRENT CHARGES (1)                               GUARANTEED CHARGES (2)
                              ----------------------------------------             ------------------------------------
                 Premiums
   End of      Accumulated                  Cash                                                       Cash
  Contract    at 5% Interest  Account      Surrender        Death                       Account       Surrender   Death
    Year         Per Year     Value          Value         Benefit                      Value         Value     Benefit
---------------------------  ---------------------------------------------          ------------------------------------

     1           10,500      10,254          9,404       39,998                         10,177         9,327     39,998
     2           11,025      10,516          9,687       39,998                         10,349         9,521     39,998
     3           11,576      10,784          9,977       39,998                         10,516         9,709     39,998
     4           12,155      11,061         10,317       39,998                         10,677         9,933     39,998
     5           12,763      11,345         10,708       39,998                         10,829        10,192     39,998
     6           13,401      11,638         11,106       39,998                         10,972        10,441     39,998
     7           14,071      11,938         11,513       39,998                         11,103        10,678     39,998
     8           14,775      12,247         11,929       39,998                         11,218        10,899     39,998
     9           15,513      12,566         12,353       39,998                         11,314        11,102     39,998
     10          16,289      12,893         12,893       39,998                         11,390        11,390     39,998
     11          17,103      13,295         13,295       39,998                         11,488        11,488     39,998
     12          17,959      13,712         13,712       39,998                         11,561        11,561     39,998
     13          18,856      14,142         14,142       39,998                         11,607        11,607     39,998
     14          19,799      14,587         14,587       39,998                         11,622        11,622     39,998
     15          20,789      15,047         15,047       39,998                         11,601        11,601     39,998
     16          21,829      15,522         15,522       39,998                         11,540        11,540     39,998
     17          22,920      16,013         16,013       39,998                         11,429        11,429     39,998
     18          24,066      16,521         16,521       39,998                         11,259        11,259     39,998
     19          25,270      17,046         17,046       39,998                         11,021        11,021     39,998
     20          26,533      17,588         17,588       39,998                         10,702        10,702     39,998
     25          33,864      20,585         20,585       39,998                          7,426         7,426     39,998
     35          55,160      28,291         28,291       39,998                             *             *          *

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.
(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

        THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS
PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF
PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE
SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT
WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO
THE CONTRACT AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR
BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT
VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM
THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE
ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF
INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 6%, BUT VARIED ABOVE OR
BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT
THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED
OVER ANY PERIOD OF TIME.







                         ALLSTATE LIFE INSURANCE COMPANY
                 MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                               SINGLE LIFE OPTION
                             $10,000 INITIAL PREMIUM
                                ISSUE AGE 45 MALE
                          INITIAL FACE AMOUNT: $39,998

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.87% NET)


                                         CURRENT CHARGES(1)                          GUARANTEED CHARGES(2)
                            ----------------------------------------------      ----------------------------------------
               Premiums
   End of     Accumulated                     Cash                                            Cash
  Contract at 5% Interest    Account       Surrender       Death                Account      Surrender    Death
    Year      Per Year        Value          Value        Benefit               Value          Value      Benefit
--------------------------  -------------------------------------------------   ----------------------------------------

      1        10,500         9,667            8,817      39,998                9,590         8,740      39,998
      2        11,025         9,345            8,516      39,998                9,175         8,347      39,998
      3        11,576         9,032            8,224      39,998                8,756         7,949      39,998
      4        12,155         8,728            7,984      39,998                8,331         7,588      39,998
      5        12,763         8,434            7,796      39,998                7,899         7,261      39,998
      6        13,401         8,149            7,617      39,998                7,456         6,925      39,998
      7        14,071         7,872            7,447      39,998                7,001         6,576      39,998
      8        14,775         7,603            7,285      39,998                6,530         6,211      39,998
      9        15,513         7,343            7,131      39,998                6,040         5,828      39,998
     10        16,289         7,091            7,091      39,998                5,528         5,528      39,998
     11        17,103         6,881            6,881      39,998                5,011         5,011      39,998
     12        17,959         6,676            6,676      39,998                4,463         4,463      39,998
     13        18,856         6,476            6,476      39,998                3,882         3,882      39,998
     14        19,799         6,282            6,282      39,998                3,264         3,264      39,998
     15        20,789         6,092            6,092      39,998                2,603         2,603      39,998
     16        21,829         5,907            5,907      39,998                1,895         1,895      39,998
     17        22,920         5,727            5,727      39,998                1,128         1,128      39,998
     18        24,066         5,552            5,552      39,998                  295           295      39,998
     19        25,270         5,380            5,380      39,998                    *             *           *
     20        26,533         5,214            5,214      39,998                    *             *           *
     25        33,864         4,442            4,442      39,998                    *             *           *
     35        55,160         3,166            3,166      39,998                    *             *           *

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force. (1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates. (2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

        THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS
PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF
PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE
SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT
WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO
THE CONTRACT AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR
BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT
VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM
THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE
ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF
INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 0%, BUT VARIED ABOVE OR
BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT
THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED
OVER ANY PERIOD OF TIME.







                         ALLSTATE LIFE INSURANCE COMPANY
                 MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                               SINGLE LIFE OPTION
                             $10,000 INITIAL PREMIUM
                               ISSUE AGE 55 FEMALE
                          INITIAL FACE AMOUNT: $33,138

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.13% NET)


                                               CURRENT CHARGES(1)                                   GUARANTEED CHARGES(2)
                                  -------------------------------------------  -------------------------------------------------
                   Premiums
   End of         Accumulated                      Cash                                              Cash
  Contract      at 5% Interest     Account       Surrender        Death         Account            Surrender     Death
    Year           Per Year        Value           Value          Benefit        Value                Value     Benefit
-----------------------------  ----------------------------------------------  -------------------------------------------------

      1             10,500       10,841              9,991       33,138        10,736               9,886      33,138
      2             11,025       11,755             10,927       33,138        11,537              10,709      33,138
      3             11,576       12,750             11,942       33,138        12,410              11,603      33,138
      4             12,155       13,830             13,086       33,138        13,364              12,620      33,138
      5             12,763       15,005             14,367       33,138        14,407              13,769      33,138
      6             13,401       16,282             15,751       33,138        15,546              15,015      33,138
      7             14,071       17,670             17,245       33,138        16,792              16,367      33,138
      8             14,775       19,180             18,861       33,138        18,154              17,836      33,138
      9             15,513       20,820             20,608       33,138        19,645              19,432      33,138
     10             16,289       22,604             22,604       33,138        21,279              21,279      33,138
     11             17,103       24,667             24,667       33,138        23,170              23,170      33,138
     12             17,959       26,938             26,938       33,138        25,265              25,265      33,138
     13             18,856       29,460             29,460       34,763        27,596              27,596      33,138
     14             19,799       32,227             32,227       37,706        30,182              30,182      35,313
     15             20,789       35,255             35,255       40,895        33,016              33,016      38,298
     16             21,829       38,566             38,566       44,351        36,115              36,115      41,532
     17             22,920       42,198             42,198       47,684        39,514              39,514      44,651
     18             24,066       46,183             46,183       51,263        43,244              43,244      48,001
     19             25,270       50,561             50,561       55,111        47,341              47,341      51,602
     20             26,533       55,376             55,376       59,252        51,847              51,847      55,477
     25             33,864       87,307             87,307       91,672        81,733              81,733      85,819
     35             55,160      212,283            212,283      222,897       196,669             196,669     206,502

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force. (1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates. (2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

        THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS
PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF
PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE
SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT
WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO
THE CONTRACT AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR
BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT
VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM
THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE
ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF
INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 12%, BUT VARIED ABOVE OR
BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT
THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED
OVER ANY PERIOD OF TIME.







                         ALLSTATE LIFE INSURANCE COMPANY
                 MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                               SINGLE LIFE OPTION
                             $10,000 INITIAL PREMIUM
                               ISSUE AGE 55 FEMALE
                          INITIAL FACE AMOUNT: $33,138

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.13% NET)


                                                 CURRENT CHARGES(1)                      GUARANTEED CHARGES(2)
                                   -------------------------------------------  ----------------------------------------------
                   Premiums
   End of         Accumulated                      Cash                                             Cash
  Contract      at 5% Interest    Account         Surrender    Death            Account          Surrender         Death
    Year           Per Year       Value              Value     Benefit          Value                Value        Benefit
-------------------------------  -------------------------------------------   ------------------------------------------------

      1           10,500        10,254             9,404      33,138            10,149                 9,299      33,138
      2           11,025        10,516             9,687      33,138            10,293                 9,465      33,138
      3           11,576        10,784             9,977      33,138            10,433                 9,626      33,138
      4           12,155        11,061            10,317      33,138            10,569                 9,826      33,138
      5           12,763        11,345            10,708      33,138            10,700                10,062      33,138
      6           13,401        11,638            11,106      33,138            10,822                10,291      33,138
      7           14,071        11,938            11,513      33,138            10,933                10,508      33,138
      8           14,775        12,247            11,929      33,138            11,028                10,709      33,138
      9           15,513        12,566            12,353      33,138            11,101                10,889      33,138
     10           16,289        12,893            12,893      33,138            11,149                11,149      33,138
     11           17,103        13,295            13,295      33,138            11,214                11,214      33,138
     12           17,959        13,712            13,712      33,138            11,251                11,251      33,138
     13           18,856        14,142            14,142      33,138            11,258                11,258      33,138
     14           19,799        14,587            14,587      33,138            11,232                11,232      33,138
     15           20,789        15,047            15,047      33,138            11,168                11,168      33,138
     16           21,829        15,522            15,522      33,138            11,057                11,057      33,138
     17           22,920        16,013            16,013      33,138            10,883                10,883      33,138
     18           24,066        16,521            16,521      33,138            10,631                10,631      33,138
     19           25,270        17,046            17,046      33,138            10,278                10,278      33,138
     20           26,533        17,588            17,588      33,138             9,803                 9,803      33,138
     25           33,864        20,585            20,585      33,138             4,566                 4,566      33,138
     35           55,160        28,291            28,291      33,138                 *                     *           *

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force. (1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates. (2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

        THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS
PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF
PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE
SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT
WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO
THE CONTRACT AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR
BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT
VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM
THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE
ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF
INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 6%, BUT VARIED ABOVE OR
BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT
THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED
OVER ANY PERIOD OF TIME.







                         ALLSTATE LIFE INSURANCE COMPANY
                 MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                               SINGLE LIFE OPTION
                             $10,000 INITIAL PREMIUM
                               ISSUE AGE 55 FEMALE
                          INITIAL FACE AMOUNT: $33,138

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.87% NET)


                                                CURRENT CHARGES(1)                               GUARANTEED CHARGES(2)
                                   -------------------------------------------      --------------------------------------
                   Premiums
   End of         Accumulated                        Cash                                             Cash
  Contract      at 5% Interest       Account        Surrender     Death                 Account      Surrender   Death
    Year           Per Year           Value           Value      Benefit                 Value         Value    Benefit
------------------------------     -------------------------------------------      --------------------------------------

      1            10,500         9,667              8,817      33,138          9,562               8,712      33,138
      2            11,025         9,345              8,516      33,138          9,120               8,291      33,138
      3            11,576         9,032              8,224      33,138          8,674               7,866      33,138
      4            12,155         8,728              7,984      33,138          8,224               7,481      33,138
      5            12,763         8,434              7,796      33,138          7,769               7,132      33,138
      6            13,401         8,149              7,617      33,138          7,306               6,774      33,138
      7            14,071         7,872              7,447      33,138          6,830               6,405      33,138
      8            14,775         7,603              7,285      33,138          6,335               6,016      33,138
      9            15,513         7,343              7,131      33,138          5,816               5,604      33,138
     10            16,289         7,091              7,091      33,138          5,268               5,268      33,138
     11            17,103         6,881              6,881      33,138          4,707               4,707      33,138
     12            17,959         6,676              6,676      33,138          4,109               4,109      33,138
     13            18,856         6,476              6,476      33,138          3,471               3,471      33,138
     14            19,799         6,282              6,282      33,138          2,790               2,790      33,138
     15            20,789         6,092              6,092      33,138          2,060               2,060      33,138
     16            21,829         5,907              5,907      33,138          1,269               1,269      33,138
     17            22,920         5,727              5,727      33,138            399                 399      33,138
     18            24,066         5,552              5,552      33,138              *                   *          *
     19            25,270         5,380              5,380      33,138              *                   *          *
     20            26,533         5,214              5,214      33,138              *                   *          *
     25            33,864         4,442              4,442      33,138              *                   *          *
     35            55,160         3,166              3,166      33,138              *                   *          *

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force. (1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates. (2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

        THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS
PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF
PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE
SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT
WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO
THE CONTRACT AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR
BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT
VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM
THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE
ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF
INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 0%, BUT VARIED ABOVE OR
BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT
THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED
OVER ANY PERIOD OF TIME.







                         ALLSTATE LIFE INSURANCE COMPANY
                 MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                               SINGLE LIFE OPTION
                             $10,000 INITIAL PREMIUM
                                ISSUE AGE 65 MALE
                          INITIAL FACE AMOUNT: $19,314

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.13% NET)


                                           CURRENT CHARGES(1)                                  GUARANTEED CHARGES(2)
                                  --------------------------------------------  --------------------------------------------
                   Premiums
   End of         Accumulated                       Cash                                         Cash
  Contract      at 5% Interest     Account        Surrender   Death             Account       Surrender       Death
    Year           Per Year         Value          Value       Benefit          Value          Value          Benefit
------------------------------  ---------------------------------------         --------------------------------------------

      1            10,500       10,841            9,991       19,314            10,660              9,810      19,314
      2            11,025       11,755           10,927       19,314            11,380             10,551      19,314
      3            11,576       12,750           11,942       19,314            12,169             11,361      19,314
      4            12,155       13,830           13,086       19,314            13,040             12,296      19,314
      5            12,763       15,005           14,367       19,314            14,006             13,369      19,314
      6            13,401       16,282           15,751       19,314            15,086             14,555      19,314
      7            14,071       17,675           17,250       19,973            16,302             15,877      19,314
      8            14,775       19,204           18,885       21,316            17,681             17,362      19,626
      9            15,513       20,878           20,666       22,757            19,220             19,008      20,950
     10            16,289       22,718           22,718       24,308            20,911             20,911      22,375
     11            17,103       24,844           24,844       26,086            22,865             22,865      24,009
     12            17,959       27,163           27,163       28,521            24,997             24,997      26,247
     13            18,856       29,691           29,691       31,175            27,322             27,322      28,688
     14            19,799       32,446           32,446       34,068            29,854             29,854      31,347
     15            20,789       35,446           35,446       37,219            32,613             32,613      34,243
     16            21,829       38,711           38,711       40,646            35,614             35,614      37,395
     17            22,920       42,264           42,264       44,377            38,877             38,877      40,820
     18            24,066       46,146           46,146       48,454            42,419             42,419      44,540
     19            25,270       50,388           50,388       52,907            46,260             46,260      48,573
     20            26,533       55,022           55,022       57,773            50,421             50,421      52,942
     25            33,864       85,478           85,478       89,752            76,837             76,837      80,679
     35            55,160      207,904          207,904      209,983           183,308            183,308     185,141

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force. (1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates. (2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

        THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS
PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF
PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE
SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT
WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO
THE CONTRACT AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR
BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT
VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM
THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE
ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF
INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 12%, BUT VARIED ABOVE OR
BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT
THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED
OVER ANY PERIOD OF TIME.







                         ALLSTATE LIFE INSURANCE COMPANY
                 MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                               SINGLE LIFE OPTION
                             $10,000 INITIAL PREMIUM
                                ISSUE AGE 65 MALE
                          INITIAL FACE AMOUNT: $19,314

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.13% NET)


                                             CURRENT CHARGES(1)                                GUARANTEED CHARGES(2)
                                   -----------------------------------------    -----------------------------------------------
                   Premiums
   End of         Accumulated                   Cash                                              Cash
  Contract      at 5% Interest     Account     Surrender     Death              Account          Surrender         Death
    Year           Per Year        Value         Value       Benefit            Value               Value       Benefit
-----------------------------    -----------------------------------------      -----------------------------------------------

      1            10,500        10,254         9,404      19,314               10,070               9,220      19,314
      2            11,025        10,516         9,687      19,314               10,120               9,291      19,314
      3            11,576        10,784         9,977      19,314               10,149               9,341      19,314
      4            12,155        11,061        10,317      19,314               10,152               9,408      19,314
      5            12,763        11,345        10,708      19,314               10,125               9,488      19,314
      6            13,401        11,638        11,106      19,314               10,063               9,532      19,314
      7            14,071        11,938        11,513      19,314                9,957               9,532      19,314
      8            14,775        12,247        11,929      19,314                9,796               9,477      19,314
      9            15,513        12,566        12,353      19,314                9,568               9,355      19,314
     10            16,289        12,893        12,893      19,314                9,259               9,259      19,314
     11            17,103        13,295        13,295      19,314                8,892               8,892      19,314
     12            17,959        13,712        13,712      19,314                8,412               8,412      19,314
     13            18,856        14,142        14,142      19,314                7,796               7,796      19,314
     14            19,799        14,587        14,587      19,314                7,015               7,015      19,314
     15            20,789        15,047        15,047      19,314                6,029               6,029      19,314
     16            21,829        15,522        15,522      19,314                4,783               4,783      19,314
     17            22,920        16,013        16,013      19,314                3,199               3,199      19,314
     18            24,066        16,521        16,521      19,314                1,169               1,169      19,314
     19            25,270        17,046        17,046      19,314                    *                   *           *
     20            26,533        17,588        17,588      19,314                    *                   *           *
     25            33,864        20,585        20,585      21,615                    *                   *           *
     35            55,160        28,454        28,454      28,739                    *                   *           *

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force. (1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates. (2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

        THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS
PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF
PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE
SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT
WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO
THE CONTRACT AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR
BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT
VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM
THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE
ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF
INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 6%, BUT VARIED ABOVE OR
BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT
THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED
OVER ANY PERIOD OF TIME.







                         ALLSTATE LIFE INSURANCE COMPANY
                 MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                               SINGLE LIFE OPTION
                             $10,000 INITIAL PREMIUM
                                ISSUE AGE 65 MALE
                          INITIAL FACE AMOUNT: $19,314

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.87% NET)


                                                 CURRENT CHARGES(1)                            GUARANTEED CHARGES(2)
                                        -------------------------------------   -----------------------------------------------
                   Premiums
   End of         Accumulated                         Cash                                           Cash
  Contract      at 5% Interest          Account     Surrender      Death        Account           Surrender      Death
    Year           Per Year              Value        Value       Benefit        Value              Value        Benefit
----------------------------------      -----------------------------------     ---------------------------------------------

      1             10,500              9,667          8,817      19,314          9,480              8,630      19,314
      2             11,025              9,345          8,516      19,314          8,933              8,104      19,314
      3             11,576              9,032          8,224      19,314          8,355              7,548      19,314
      4             12,155              8,728          7,984      19,314          7,741              6,997      19,314
      5             12,763              8,434          7,796      19,314          7,083              6,445      19,314
      6             13,401              8,149          7,617      19,314          6,370              5,839      19,314
      7             14,071              7,872          7,447      19,314          5,592              5,167      19,314
      8             14,775              7,603          7,285      19,314          4,730              4,412      19,314
      9             15,513              7,343          7,131      19,314          3,767              3,554      19,314
     10             16,289              7,091          7,091      19,314          2,679              2,679      19,314
     11             17,103              6,881          6,881      19,314          1,452              1,452      19,314
     12             17,959              6,676          6,676      19,314             45                 45      19,314
     13             18,856              6,476          6,476      19,314              *                  *           *
     14             19,799              6,282          6,282      19,314              *                  *           *
     15             20,789              6,092          6,092      19,314              *                  *           *
     16             21,829              5,907          5,907      19,314              *                  *           *
     17             22,920              5,727          5,727      19,314              *                  *           *
     18             24,066              5,552          5,552      19,314              *                  *           *
     19             25,270              5,380          5,380      19,314              *                  *           *
     20             26,533              5,214          5,214      19,314              *                  *           *
     25             33,864              4,442          4,442      19,314              *                  *           *
     35             55,160              3,166          3,166      19,314              *                  *           *

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force. (1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates. (2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

        THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS
PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF
PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE
SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT
WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO
THE CONTRACT AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR
BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT
VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM
THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE
ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF
INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 0%, BUT VARIED ABOVE OR
BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT
THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED
OVER ANY PERIOD OF TIME.







                         ALLSTATE LIFE INSURANCE COMPANY
                 MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                JOINT LIFE OPTION
                             $10,000 INITIAL PREMIUM
                          ISSUE AGE 55 MALE / 55 FEMALE
                          INITIAL FACE AMOUNT: $43,779

       ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.13% NET)


                                                   CURRENT CHARGES(1)                           GUARANTEED CHARGES(2)
                                    ------------------------------------------      --------------------------------------------
                     Premiums
   End of           Accumulated                     Cash                                                 Cash
  Contract        at 5% Interest        Account   Surrender        Death                 Account        Surrender       Death
    Year             Per Year           Value      Value          Benefit                 Value          Value        Benefit
---------------------------         ------------------------------------------      --------------------------------------------

     1                10,500         10,912        10,062         43,779                  10,912        10,062           43,779
     2                11,025         11,910        11,081         43,779                  11,910        11,081           43,779
     3                11,576         13,002        12,195         43,779                  13,002        12,195           43,779
     4                12,155         14,197        13,453         43,779                  14,197        13,453           43,779
     5                12,763         15,504        14,867         43,779                  15,504        14,867           43,779
     6                13,401         16,935        16,404         43,779                  16,935        16,404           43,779
     7                14,071         18,500        18,075         43,779                  18,500        18,075           43,779
     8                14,775         20,213        19,894         43,779                  20,213        19,894           43,779
     9                15,513         22,087        21,875         43,779                  22,087        21,875           43,779
     10               16,289         24,138        24,138         43,779                  24,138        24,138           43,779
     11               17,103         26,480        26,480         43,779                  26,480        26,480           43,779
     12               17,959         29,038        29,038         43,779                  29,038        29,038           43,779
     13               18,856         31,836        31,836         43,779                  31,836        31,836           43,779
     14               19,799         34,903        34,903         43,779                  34,903        34,903           43,779
     15               20,789         38,273        38,273         44,397                  38,273        38,273           44,397
     16               21,829         41,972        41,972         48,267                  41,972        41,972           48,267
     17               22,920         46,024        46,024         52,007                  46,024        46,024           52,007
     18               24,066         50,466        50,466         56,017                  50,466        50,466           56,017
     19               25,270         55,335        55,335         60,316                  55,335        55,335           60,316
     20               26,533         60,680        60,680         64,928                  60,680        60,680           64,928
     25               33,864         96,115        96,115        100,921                  96,074        96,074          100,878
     35               55,160        240,782       240,782        252,822                 232,149       232,149          243,757

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.
(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

        THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE
ILLUSTRATIVE ONLY AND SHOULD  NOT  BE DEEMED  A REPRESENTATION OF PAST OR FUTURE INVESTMENT
RESULTS.   ACTUAL RESULTS  MAY  BE MORE OR LESS THAN THOSE SHOWN.  THE DEATH BENEFIT, ACCOUNT
VALUE, AND CASH SURRENDER VALUE  FOR  A CONTRACT  WOULD  BE  DIFFERENT  FROM  THOSE  SHOWN  IF
ACTUAL INVESTMENT  RETURN APPLICABLE  TO THE CONTRACT  AVERAGE 12% OVER  A PERIOD  OF   YEARS,
BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS.  THE DEATH
BENEFIT, ACCOUNT VALUE, AND  CASH  SURRENDER VALUE FOR A  CONTRACT  WOULD  ALSO  BE DIFFERENT
FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS
AND THE  RATES OF RETURN  OF THE  SEPARATE ACCOUNT  IF THE  ACTUAL RATES OF INVESTMENT RETURN
APPLICABLE  TO  THE CONTRACT  AVERAGED 12%,  BUT  VARIED ABOVE OR  BELOW THAT AVERAGE FOR THE
SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN
BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.







                         ALLSTATE LIFE INSURANCE COMPANY
                 MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                JOINT LIFE OPTION
                             $10,000 INITIAL PREMIUM
                          ISSUE AGE 55 MALE / 55 FEMALE
                          INITIAL FACE AMOUNT: $43,779

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.13% NET)


                                         CURRENT CHARGES(1)                               GUARANTEED CHARGES(2)
                                --------------------------------------          ----------------------------------------
                 Premiums
    End of     Accumulated                     Cash                                           Cash
   Contract   at 5% Interest    Account     Surrender     Death                 Account      Surrender      Death
     Year        Per Year        Value        Value     Benefit                 Value         Value        Benefit
----------------------------   --------------------------------------           ---------------------------------------

      1         10,500        10,321           9,471      43,779                10,321          9,471      43,779
      2         11,025        10,654           9,825      43,779                10,654          9,825      43,779
      3         11,576        10,998          10,191      43,779                10,998         10,191      43,779
      4         12,155        11,354          10,611      43,779                11,354         10,611      43,779
      5         12,763        11,723          11,086      43,779                11,723         11,086      43,779
      6         13,401        12,105          11,574      43,779                12,105         11,574      43,779
      7         14,071        12,500          12,075      43,779                12,500         12,075      43,779
      8         14,775        12,910          12,591      43,779                12,910         12,591      43,779
      9         15,513        13,333          13,120      43,779                13,333         13,120      43,779
      10        16,289        13,771          13,771      43,779                13,771         13,771      43,779
      11        17,103        14,270          14,270      43,779                14,270         14,270      43,779
      12        17,959        14,771          14,771      43,779                14,760         14,760      43,779
      13        18,856        15,290          15,290      43,779                15,238         15,238      43,779
      14        19,799        15,829          15,829      43,779                15,698         15,698      43,779
      15        20,789        16,388          16,388      43,779                16,134         16,134      43,779
      16        21,829        16,968          16,968      43,779                16,539         16,539      43,779
      17        22,920        17,569          17,569      43,779                16,903         16,903      43,779
      18        24,066        18,192          18,192      43,779                17,211         17,211      43,779
      19        25,270        18,839          18,839      43,779                17,447         17,447      43,779
      20        26,533        19,510          19,510      43,779                17,592         17,592      43,779
      25        33,864        23,258          23,258      43,779                16,084         16,084      43,779
      35        55,160        33,157          33,157      43,779                     *              *           *

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates. (2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

        THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS
PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF
PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE
SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT
WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO
THE CONTRACT AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR
BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT
VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM
THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE
ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF
INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 6%, BUT VARIED ABOVE OR
BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT
THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED
OVER ANY PERIOD OF TIME.







                         ALLSTATE LIFE INSURANCE COMPANY
                 MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                JOINT LIFE OPTION
                             $10,000 INITIAL PREMIUM
                          ISSUE AGE 55 MALE / 55 FEMALE
                          INITIAL FACE AMOUNT: $43,779

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.87% NET)


                                             CURRENT CHARGES(1)                                  GUARANTEED CHARGES(2)
                                     -----------------------------------        -----------------------------------------
                     Premiums
   End of          Accumulated                     Cash                                          Cash
  Contract        at 5% Interest     Account      Surrender    Death            Account       Surrender        Death
    Year             Per Year         Value        Value      Benefit           Value          Value          Benefit
-------------- -----------------   ------------------------------------------   -----------------------------------------

      1              10,500         9,731         8,881       43,779            9,731           8,881       43,779
      2              11,025         9,467         8,639       43,779            9,467           8,639       43,779
      3              11,576         9,211         8,403       43,779            9,211           8,403       43,779
      4              12,155         8,960         8,216       43,779            8,960           8,216       43,779
      5              12,763         8,716         8,078       43,779            8,716           8,078       43,779
      6              13,401         8,477         7,946       43,779            8,477           7,946       43,779
      7              14,071         8,244         7,819       43,779            8,244           7,819       43,779
      8              14,775         8,016         7,698       43,779            8,016           7,698       43,779
      9              15,513         7,794         7,582       43,779            7,794           7,582       43,779
     10              16,289         7,578         7,578       43,779            7,578           7,578       43,779
     11              17,103         7,381         7,381       43,779            7,381           7,381       43,779
     12              17,959         7,189         7,189       43,779            7,155           7,155       43,779
     13              18,856         7,001         7,001       43,779            6,893           6,893       43,779
     14              19,799         6,817         6,817       43,779            6,587           6,587       43,779
     15              20,789         6,637         6,637       43,779            6,230           6,230       43,779
     16              21,829         6,461         6,461       43,779            5,811           5,811       43,779
     17              22,920         6,289         6,289       43,779            5,314           5,314       43,779
     18              24,066         6,121         6,121       43,779            4,720           4,720       43,779
     19              25,270         5,956         5,956       43,779            4,005           4,005       43,779
     20              26,533         5,795         5,795       43,779            3,139           3,139       43,779
     25              33,864         5,042         5,042       43,779                *               *             *
     35              55,160         3,764         3,764       43,779                *               *             *

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.
(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

        THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS
PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF
PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE
SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT
WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO
THE CONTRACT AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR
BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT
VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM
THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE
ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF
INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 0%, BUT VARIED ABOVE OR
BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT
THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED
OVER ANY PERIOD OF TIME.







                         ALLSTATE LIFE INSURANCE COMPANY
                 MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                JOINT LIFE OPTION
                             $10,000 INITIAL PREMIUM
                          ISSUE AGE 65 MALE / 65 FEMALE
                          INITIAL FACE AMOUNT: $27,688

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.13% NET)


                                           CURRENT CHARGES(1)                             GUARANTEED CHARGES(2)
                                ---------------------------------------     -------------------------------------
                 Premiums
   End of        Accumulated                    Cash                                      Cash
  Contract     at 5% Interest    Account      Surrender    Death            Account     Surrender      Death
    Year          Per Year       Value         Value        Benefit         Value         Value      Benefit
----------------------------  --------------------------------------        -------------------------------------

      1        10,500        10,905         10,055       27,688             10,905      10,055       27,688
      2        11,025        11,879         11,050       27,688             11,879      11,050       27,688
      3        11,576        12,930         12,122       27,688             12,929      12,121       27,688
      4        12,155        14,075         13,331       27,688             14,060      13,317       27,688
      5        12,763        15,325         14,688       27,688             15,282      14,645       27,688
      6        13,401        16,688         16,157       27,688             16,604      16,073       27,688
      7        14,071        18,176         17,751       27,688             18,036      17,611       27,688
      8        14,775        19,799         19,480       27,688             19,593      19,274       27,688
      9        15,513        21,569         21,356       27,688             21,292      21,080       27,688
     10        16,289        23,500         23,500       27,688             23,157      23,157       27,688
     11        17,103        25,735         25,735       27,688             25,321      25,321       27,688
     12        17,959        28,199         28,199       29,609             27,739      27,739       29,126
     13        18,856        30,896         30,896       32,441             30,391      30,391       31,911
     14        19,799        33,844         33,844       35,536             33,290      33,290       34,954
     15        20,789        37,077         37,077       38,930             36,454      36,454       38,277
     16        21,829        40,621         40,621       42,652             39,907      39,907       41,902
     17        22,920        44,506         44,506       46,732             43,668      43,668       45,852
     18        24,066        48,767         48,767       51,205             47,762      47,762       50,150
     19        25,270        53,438         53,438       56,109             52,211      52,211       54,822
     20        26,533        58,559         58,559       61,487             57,040      57,040       59,892
     25        33,864        92,593         92,593       97,223             87,802      87,802       92,192
     35        55,160       231,942        231,942      234,262            210,363     210,363      212,467

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.
(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

        THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS
PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF
PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE
SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT
WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO
THE CONTRACT AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR
BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT
VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM
THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE
ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF
INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 12%, BUT VARIED ABOVE OR
BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT
THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED
OVER ANY PERIOD OF TIME.







                         ALLSTATE LIFE INSURANCE COMPANY
                 MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                JOINT LIFE OPTION
                             $10,000 INITIAL PREMIUM
                          ISSUE AGE 65 MALE / 65 FEMALE
                          INITIAL FACE AMOUNT: $27,688

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.13% NET)


                                            CURRENT CHARGES(1)                            GUARANTEED CHARGES(2)
                                 -------------------------------------     ----------------------------------------
                     Premiums
    End of     Accumulated                     Cash                                      Cash
   Contract   at 5% Interest     Account      Surrender    Death           Account      Surrender      Death
     Year        Per Year         Value        Value      Benefit          Value        Value        Benefit
----------------------------    -----------------------------------------  ----------------------------------------

      1         10,500        10,314          9,464      27,688          10,314           9,464      27,688
      2         11,025        10,623          9,794      27,688          10,623           9,794      27,688
      3         11,576        10,933         10,126      27,688          10,924          10,116      27,688
      4         12,155        11,253         10,509      27,688          11,214          10,470      27,688
      5         12,763        11,584         10,946      27,688          11,490          10,852      27,688
      6         13,401        11,925         11,393      27,688          11,747          11,216      27,688
      7         14,071        12,276         11,851      27,688          11,980          11,555      27,688
      8         14,775        12,640         12,321      27,688          12,181          11,863      27,688
      9         15,513        13,014         12,802      27,688          12,341          12,128      27,688
      10        16,289        13,401         13,401      27,688          12,448          12,448      27,688
      11        17,103        13,870         13,870      27,688          12,542          12,542      27,688
      12        17,959        14,356         14,356      27,688          12,562          12,562      27,688
      13        18,856        14,860         14,860      27,688          12,494          12,494      27,688
      14        19,799        15,383         15,383      27,688          12,320          12,320      27,688
      15        20,789        15,925         15,925      27,688          12,016          12,016      27,688
      16        21,829        16,487         16,487      27,688          11,551          11,551      27,688
      17        22,920        17,071         17,071      27,688          10,881          10,881      27,688
      18        24,066        17,676         17,676      27,688           9,946           9,946      27,688
      19        25,270        18,303         18,303      27,688           8,667           8,667      27,688
      20        26,533        18,954         18,954      27,688           6,937           6,937      27,688
      25        33,864        22,590         22,590      27,688               *               *           *
      35        55,160        32,195         32,195      32,517               *               *           *

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.
(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

        THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS
PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF
PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE
SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT
WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO
THE CONTRACT AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR
BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT
VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM
THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE
ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF
INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 6%, BUT VARIED ABOVE OR
BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT
THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED
OVER ANY PERIOD OF TIME.







                         ALLSTATE LIFE INSURANCE COMPANY
                 MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                JOINT LIFE OPTION
                             $10,000 INITIAL PREMIUM
                          ISSUE AGE 65 MALE / 65 FEMALE
                          INITIAL FACE AMOUNT: $27,688

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.87% NET)


                                           CURRENT CHARGES(1)                              GUARANTEED CHARGES(2)
                              -------------------------------------             --------------------------------------------
                Premiums
   End of     Accumulated                    Cash                                             Cash
  Contract   at 5% Interest    Account     Surrender     Death                  Account      Surrender      Death
    Year        Per Year        Value        Value      Benefit                 Value           Value      Benefit
---------------------------  -----------------------------------                --------------------------------------------

      1        10,500         9,723         8,873       27,688                  9,723          8,873       27,688
      2        11,025         9,437         8,608       27,688                  9,437          8,608       27,688
      3        11,576         9,153         8,345       27,688                  9,136          8,329       27,688
      4        12,155         8,877         8,133       27,688                  8,818          8,074       27,688
      5        12,763         8,608         7,971       27,688                  8,478          7,840       27,688
      6        13,401         8,347         7,816       27,688                  8,109          7,578       27,688
      7        14,071         8,093         7,668       27,688                  7,704          7,279       27,688
      8        14,775         7,845         7,527       27,688                  7,252          6,933       27,688
      9        15,513         7,604         7,392       27,688                  6,739          6,526       27,688
     10        16,289         7,370         7,370       27,688                  6,149          6,149       27,688
     11        17,103         7,178         7,178       27,688                  5,488          5,488       27,688
     12        17,959         6,990         6,990       27,688                  4,709          4,709       27,688
     13        18,856         6,806         6,806       27,688                  3,790          3,790       27,688
     14        19,799         6,627         6,627       27,688                  2,701          2,701       27,688
     15        20,789         6,451         6,451       27,688                  1,406          1,406       27,688
     16        21,829         6,279         6,279       27,688                      *              *            *
     17        22,920         6,111         6,111       27,688                      *              *            *
     18        24,066         5,947         5,947       27,688                      *              *            *
     19        25,270         5,786         5,786       27,688                      *              *            *
     20        26,533         5,629         5,629       27,688                      *              *            *
     25        33,864         4,893         4,893       27,688                      *              *            *
     35        55,160         3,645         3,645       27,688                      *              *            *

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.
(2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

        THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS
PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF
PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE
SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT
WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO
THE CONTRACT AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR
BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT
VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM
THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE
ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF
INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 0%, BUT VARIED ABOVE OR
BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT
THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED
OVER ANY PERIOD OF TIME.

PERFORMANCE INFORMATION

                             PERFORMANCE INFORMATION


From time to time we may advertise the performance of the Variable Sub Accounts as described below. Please remember that past performance is not an estimate or guarantee of future performance and does not necessarily represent the actual experience of amounts invested by a particular Policy owner. Also please note that performance figures shown do not reflect any applicable taxes.

The following reflects the performance of the Sub Accounts, including deductions for management and other expenses of the Sub Accounts. A Variable Sub Account's total return represents the average annual total return of that Sub Account over a particular period The performance reflects the deduction of administrative fees and charges, the annual policy fee, premium tax and DAC as well as mortality and expense risk charges.

The following also shows how the performance of the Sub Accounts could affect a Contract with an initial Policy value of $10,000.00. This performance data is based on the actual performance of the Sub Accounts, since the introduction of the Policy, and are adjusted to reflect all deductions for administrative fees and charges, the annual policy fee, premium tax and DAC, mortality and expense risk charges, cost of insurance charges at 0.65%, surrender charges for appropriate year and due and unpaid premium tax charges for the appropriate year. This performance data is based on the actual performance of the Sub Accounts, since the introduction of the Policy, and are adjusted to reflect all deductions for policy charges, including current Cost of Insurance rates, which vary depending on the sex, issue age, Policy year, and premium rating class of Insured under the Policy.






SPVL NORTHBROOK                           Performance as of =  12/31/2002

                                                                          ------------------------------------------------------
                                                                                                        Annualized Returns
                                                                          ------------------------------------------------------
                                          --------------------------------
                                              Non-Annualized Returns
                                          --------------------------------
                             Inception  Quarter     YTD    Calendar  One Yr    Five Yr     Ten Yr        Since Inception
Fund                           Date      Ending     2002     Yr      as of     as of        as of            as of
                                       12/31/2002           2001   12/31/2002 12/31/2002  12/31/2002      12/31/2002
--------------------------------------------------------------------------------------------------------------------------------

(VIS) Aggressive Equity        5/3/1999   -0.52%   -24.09%   -29.87%  -24.09%        N/A      N/A           -7.72%
(VIS) Competitive Edge        5/18/1998    7.64%   -22.33%   -24.81%  -22.33%        N/A      N/A          -11.33%
(VIS) Dividend Growth          3/1/1990    6.89%   -19.57%    -6.96%  -19.57%     -3.60%    6.25%            6.40%
(VIS) Equity                   3/8/1984    2.16%   -22.73%   -28.30%  -22.73%     -0.89%    8.39%            9.89%
(VIS) European Growth          3/1/1991    7.57%   -22.87%   -19.33%  -22.87%     -2.09%    9.34%            7.97%
(VIS) Global Dividend Growth  2/22/1994    8.16%   -14.16%    -8.00%  -14.16%     -1.19%      N/A            4.08%
(VIS) High Yield               3/8/1984    2.84%    -8.86%   -35.07%   -8.86%    -19.07%   -5.41%            0.32%
(VIS) Income Builder          1/21/1997    7.15%    -9.36%     0.42%   -9.36%     -0.83%      N/A            2.38%
(VIS) Money Market             3/8/1984   -0.10%    -0.52%     2.00%   -0.52%      2.35%    2.75%            3.77%
(VIS) Pacific Growth          2/22/1994   -3.53%   -24.35%   -28.85%  -24.35%    -12.83%      N/A          -12.81%
(VIS) Quality Income Plus      3/2/1987    1.52%     3.59%     7.58%    3.59%      4.04%    5.39%            6.29%
(VIS) S&P 500 Index           5/18/1998    7.79%   -23.98%   -13.89%  -23.98%        N/A      N/A           -5.61%
(VIS) Limited Duration         5/3/1999    0.31%     2.16%     4.78%    2.16%        N/A      N/A            3.09%
(VIS) Strategist               3/2/1987    4.73%   -11.57%   -11.87%  -11.57%      2.25%    5.54%            6.63%
(VIS) Utilities                3/1/1990    9.70%   -24.35%   -27.19%  -24.35%     -5.56%    2.79%            4.57%
(UIF) Emerging Markets Equity 10/1/1996    7.25%   -10.60%    -8.23%  -10.60%     -6.91%      N/A           -6.32%
(UIF) Equity Growth            1/2/1997    5.37%   -29.28%   -16.72%  -29.28%     -3.77%      N/A            1.24%
(UIF) International Magnum     1/2/1997    5.22%   -18.39%   -20.84%  -18.39%     -6.05%      N/A           -4.30%
(UIF) U.S. Real Estate         3/4/1997   -0.32%    -2.61%     7.85%   -2.61%      2.09%      N/A            4.39%
Van Kampen Emerging Growth     7/3/1995   -3.08%   -33.82%   -32.85%  -33.82%      1.39%      N/A            7.28%


                                             One Yr                Five Yr              Ten Yr        Since              Since
                                 One Yr      Cash       Five Yr     Cash     Ten Yr      Cash        Inception          Inceptio
                                Account    Surrender    Account   Surrender  Account   Surrender      Account          Account
                                  Value     Value       Value       Value    Value       Value         Value            Value
                                ---------------------------------------------------------------------------------------------

(VIS) Aggressive Equity         $ 7,541     $ 6,712         N/A        N/A         N/A         N/A       $ 7,268       $  6,524
(VIS) Competitive Edge          $ 7,716     $ 6,887         N/A        N/A         N/A         N/A       $ 5,556       $  4,919
(VIS) Dividend Growth           $ 7,990     $ 7,161     $ 8,048    $ 7,941     $ 7,092     $ 7,092       $20,311       $ 20,311
(VIS) Equity                    $ 7,677     $ 6,848     $ 9,243    $ 9,137     $ 8,055     $ 8,055       $52,011       $ 52,011
(VIS) European Growth           $ 7,663     $ 6,834     $ 8,697    $ 8,590     $ 7,354     $ 7,354       $22,863       $ 22,863
(VIS) Global Dividend Growth    $ 8,527     $ 7,699     $ 9,106    $ 9,000         N/A         N/A       $13,395       $ 13,182
(VIS) High Yield                $ 9,054     $ 8,225     $ 3,355    $ 3,249     $ 3,085     $ 3,085       $ 9,356       $  9,356
(VIS) Income Builder            $ 9,005     $ 8,176     $ 9,275    $ 9,168         N/A         N/A       $11,038       $ 10,613
(VIS) Money Market              $ 9,883     $ 9,054     $10,860    $10,753     $10,351     $10,351       $17,652       $ 17,652
(VIS) Pacific Growth            $ 7,515     $ 6,686     $ 4,864    $ 4,758         N/A         N/A       $ 2,788       $  2,576
(VIS) Quality Income Plus       $10,291     $ 9,463     $11,786    $11,680     $11,054     $11,054       $23,602       $ 23,602
(VIS) S&P 500 Index             $ 7,552     $ 6,724         N/A        N/A         N/A         N/A       $ 7,419       $  6,782
(VIS) Limited Duration          $10,149     $ 9,320         N/A        N/A         N/A         N/A       $10,911       $ 10,167
(VIS) Strategist                $ 8,785     $ 7,956     $10,803    $10,697     $10,021     $10,021       $24,841       $ 24,841
(VIS) Utilities                 $ 7,515     $ 6,686     $ 7,262    $ 7,156     $ 6,627     $ 6,627       $16,262       $ 16,262
(UIF) Emerging Markets Equity   $ 8,881     $ 8,053     $ 6,759    $ 6,653         N/A         N/A       $ 6,370       $  5,945
(UIF) Equity Growth             $ 7,026     $ 6,197     $ 7,976    $ 7,869         N/A         N/A       $10,337       $  9,912
(UIF) International Magnum      $ 8,107     $ 7,278     $ 7,077    $ 6,971         N/A         N/A       $ 7,372       $  6,947
(UIF) U.S. Real Estate          $ 9,675     $ 8,846     $10,723    $10,616         N/A         N/A       $12,349       $ 11,817
Van Kampen Emerging Growth      $ 6,574     $ 5,745     $10,356    $10,250         N/A         N/A       $16,086       $ 15,768






Independent Auditors' Report

TO THE BOARD OF DIRECTORS AND SHAREHOLDER
OF ALLSTATE LIFE INSURANCE COMPANY:

We have audited the accompanying Consolidated Statements of Financial Position of Allstate Life Insurance Company and subsidiaries (the "Company", an affiliate of The Allstate Corporation) as of December 31, 2002 and 2001, and the related Consolidated Statements of Operations and Comprehensive Income, Shareholder's Equity and Cash Flows for each of the three years in the period ended December 31, 2002. Our audits also included Schedule I--Summary of Investments other than Investments in Related Parties, Schedule III--Supplementary Insurance Information, Schedule IV--Reinsurance, and Schedule V--Valuation and Qualifying Accounts. These financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits.

         We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Allstate Life Insurance Company and subsidiaries as of December 31, 2002 and 2001, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, Schedule I--Summary of Investments other than Investments in Related Parties, Schedule III--Supplementary Insurance Information, Schedule IV--Reinsurance, and Schedule V--Valuation and Qualifying Accounts, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

/s/ Deloitte & Touche LLP

Chicago, Illinois
February 5, 2003

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
         CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

                                                                                        YEAR ENDED DECEMBER 31,
                                                                                --------------------------------------

(IN MILLIONS)                                                                      2002          2001          2000
                                                                                ----------    ----------    ----------
REVENUES
Premiums (net of reinsurance ceded of $393, $323 and $302)                      $    1,023    $    1,046    $    1,069
Contract charges                                                                       853           821           798
Net investment income                                                                2,983         2,839         2,589
Realized capital gains and losses                                                     (427)         (213)          (26)
                                                                                ----------    ----------    ----------
                                                                                     4,432         4,493         4,430
                                                                                ----------    ----------    ----------
COSTS AND  EXPENSES
Life and annuity contract benefits (net of reinsurance recoverable of
   $387, $277 and $243)                                                              1,543         1,485         1,439
Interest credited to contractholder funds                                            1,691         1,670         1,519
Amortization of deferred policy acquisition costs                                      418           365           418
Operating costs and expenses                                                           475           416           343
                                                                                ----------    ----------    ----------
                                                                                     4,127         3,936         3,719
LOSS ON DISPOSITION OF OPERATIONS                                                       (3)           (4)            -
                                                                                ----------    ----------    ----------

INCOME FROM OPERATIONS BEFORE INCOME TAX EXPENSE AND CUMULATIVE EFFECT OF
   CHANGE IN ACCOUNTING PRINCIPLE, AFTER-TAX                                           302           553           711
Income tax expense                                                                      57           179           241
                                                                                ----------    ----------    ----------
INCOME BEFORE CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE, AFTER-TAX           245           374           470
                                                                                ----------    ----------    ----------

Cumulative effect of change in accounting for derivatives and embedded
   derivative financial instruments, after-tax                                           -            (6)            -
                                                                                ----------    ----------    ----------

NET INCOME                                                                             245           368           470
                                                                                ----------    ----------    ----------
OTHER COMPREHENSIVE INCOME, AFTER-TAX
Changes in:
   Unrealized net capital gains and losses and net gains and losses on
     derivative financial instruments                                                  416            76           351
   Unrealized foreign currency translation adjustments                                  (1)            2            (2)
                                                                                ----------    ----------    ----------
OTHER COMPREHENSIVE INCOME, AFTER-TAX                                                  415            78           349
                                                                                ----------    ----------    ----------
COMPREHENSIVE INCOME                                                            $      660    $      446    $      819
                                                                                ==========    ==========    ==========

                 See notes to consolidated financial statements

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

                                                                                                    DECEMBER 31,
                                                                                              ------------------------
                                                                                                 2002          2001
                                                                                              ----------    ----------
(IN MILLIONS, EXCEPT PAR VALUE DATA)
ASSETS
Investments
   Fixed income securities, at fair value (amortized cost $41,723 and $35,718)                $   44,805    $   37,226
   Mortgage loans                                                                                  5,883         5,450
   Equity securities                                                                                 183           201
   Short-term                                                                                        839           672
   Policy loans                                                                                      692           673
   Other                                                                                             268            75
                                                                                              ----------    ----------
     Total investments                                                                            52,670        44,297

Cash                                                                                                 252           130
Deferred policy acquisition costs                                                                  2,915         2,997
Reinsurance recoverables, net                                                                      1,061           950
Accrued investment income                                                                            534           479
Other assets                                                                                         289           182
Separate Accounts                                                                                 11,125        13,587
                                                                                              ----------    ----------
   TOTAL ASSETS                                                                               $   68,846    $   62,622
                                                                                              ==========    ==========

LIABILITIES
Contractholder funds                                                                          $   38,858    $   32,301
Reserve for life-contingent contract benefits                                                      9,747         8,632
Unearned premiums                                                                                     10             9
Payable to affiliates, net                                                                            80            74
Other liabilities and accrued expenses                                                             1,956         2,053
Deferred income taxes                                                                                708           569
Separate Accounts                                                                                 11,125        13,587
                                                                                              ----------    ----------
   TOTAL LIABILITIES                                                                              62,484        57,225
                                                                                              ----------    ----------
COMMITMENTS AND CONTINGENT LIABILITIES (NOTES 7 AND 11)

SHAREHOLDER'S EQUITY
Redeemable preferred stock - series A, $100 par value, 1,500,000 shares
   authorized, 930,650 and 1,035,610 shares issued and outstanding                                    93           104
Redeemable preferred stock - series A subscriptions receivable                                         -           (14)
Common stock, $227 par value, 23,800 shares authorized and outstanding                                 5             5
Additional capital paid-in                                                                         1,067           717
Retained income                                                                                    4,145         3,948
Accumulated other comprehensive income:
   Unrealized net capital gains and losses and net losses on derivative financial
      instruments                                                                                  1,052           636
   Unrealized foreign currency translation adjustments                                                 -             1
                                                                                              ----------    ----------
   Total accumulated other comprehensive income                                                    1,052           637
                                                                                              ----------    ----------
   TOTAL SHAREHOLDER'S EQUITY                                                                      6,362         5,397
                                                                                              ----------    ----------
   TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                                                 $   68,846    $   62,622
                                                                                              ==========    ==========

                 See notes to consolidated financial statements

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                 CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

                                                                                          YEAR ENDED DECEMBER 31,
                                                                                --------------------------------------
(IN MILLIONS)                                                                      2002          2001          2000
                                                                                ----------    ----------    ----------
REDEEMABLE PREFERRED STOCK - SERIES A
Balance, beginning of year                                                      $      104    $       92    $       66
Issuance of stock                                                                        5            15            26
Redemption of stock                                                                    (16)           (3)            -
                                                                                ----------    ----------    ----------
Balance, end of year                                                                    93           104            92
                                                                                ----------    ----------    ----------
REDEEMABLE PREFERRED STOCK - SERIES A SUBSCRIPTIONS RECEIVABLE                           -           (14)            -
                                                                                ----------    ----------    ----------
REDEEMABLE PREFERRED STOCK - SERIES B
Balance, beginning of year                                                               -           117           117
Redemption of stock                                                                      -          (117)            -
                                                                                ----------    ----------    ----------
Balance, end of year                                                                     -             -           117
                                                                                ----------    ----------    ----------
COMMON STOCK
Balance, beginning of year                                                               5             5             5
Issuance of stock                                                                        -             -             -
                                                                                ----------    ----------    ----------
Balance, end of year                                                                     5             5             5
                                                                                ----------    ----------    ----------
ADDITIONAL CAPITAL PAID-IN
Balance, beginning of year                                                             717           600           600
Capital contribution                                                                   350           117             -
                                                                                ----------    ----------    ----------
Balance, end of year                                                                 1,067           717           600
                                                                                ----------    ----------    ----------
RETAINED INCOME
Balance, beginning of year                                                           3,948         3,752         3,367
Net income                                                                             245           368           470
Dividends                                                                              (48)         (172)          (85)
                                                                                ----------    ----------    ----------
Balance, end of year                                                                 4,145         3,948         3,752
                                                                                ----------    ----------    ----------
ACCUMULATED OTHER COMPREHENSIVE INCOME
Balance, beginning of year                                                             637           559           210
Change in unrealized net capital gains and net gains and losses on derivative
   financial instruments                                                               416            76           351
Change in unrealized foreign currency translation adjustments                           (1)            2            (2)
                                                                                ----------    ----------    ----------
Balance, end of year                                                                 1,052           637           559
                                                                                ----------    ----------    ----------
TOTAL SHAREHOLDER'S EQUITY                                                      $    6,362    $    5,397    $    5,125
                                                                                ==========    ==========    ==========

                 See notes to consolidated financial statements

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARRIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                        YEAR ENDED DECEMBER 31,
                                                                                --------------------------------------
(IN MILLIONS)                                                                      2002          2001          2000
                                                                                ----------    ----------    ----------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                                      $      245    $      368    $      470
   Adjustments to reconcile net income to net cash provided by operating activities:
      Amortization and other non-cash items                                           (210)         (261)         (232)
      Realized capital gains and losses                                                427           213            26
      Loss on disposition of operations                                                  3             4             -
      Cumulative effect of change in accounting for derivative and embedded
         derivative financial instruments                                                -             6             -
      Interest credited to contractholder funds                                      1,691         1,670         1,439
      Changes in:
         Contract benefit and other insurance reserves                                 140            38            91
         Unearned premiums                                                               1           (39)          (10)
         Deferred policy acquisition costs                                            (249)         (272)         (349)
         Reinsurance recoverables                                                     (116)         (145)         (139)
         Income taxes payable                                                          (85)           26           128
         Other operating assets and liabilities                                        (72)          145          (125)
                                                                                ----------    ----------    ----------
            Net cash provided by operating activities                                1,775         1,753         1,299
                                                                                ----------    ----------    ----------
CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sales
   Fixed income securities                                                           6,224         6,552         6,692
   Equity securities                                                                   129           533           977
Investment collections
   Fixed income securities                                                           4,041         3,434         2,041
   Mortgage loans                                                                      542           359           390
Investments purchases
   Fixed income securities                                                         (16,155)      (14,173)      (12,088)
   Equity securities                                                                  (149)         (311)         (886)
   Mortgage loans                                                                     (916)       (1,456)         (938)
Acquisitions, net of cash received                                                       -            67             -
Change in short-term investments, net                                                 (425)          330           281
Change in other investments, net                                                      (159)          (34)          (46)
                                                                                ----------    ----------    ----------
         Net cash used in investing activities                                      (6,868)       (4,699)       (3,577)
                                                                                ----------    ----------    ----------
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of redeemable preferred stock                                    19             1            26
Redemption of redeemable preferred stock                                               (16)         (120)            -
Capital contribution                                                                   350           117             -
Contractholder fund deposits                                                         8,946         7,860         7,875
Contractholder fund withdrawals                                                     (4,036)       (4,668)       (5,548)
Dividends paid                                                                         (48)         (172)          (85)
                                                                                ----------    ----------    ----------
         Net cash provided by financing activities                                   5,215         3,018         2,268
                                                                                ----------    ----------    ----------
NET INCREASE (DECREASE) IN CASH                                                        122            72           (10)
CASH AT BEGINNING OF THE YEAR                                                          130            58            68
                                                                                ----------    ----------    ----------
CASH AT END OF YEAR                                                             $      252    $      130    $       58
                                                                                ==========    ==========    ==========

                 See notes to consolidated financial statements

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.   GENERAL

BASIS OF PRESENTATION

     The accompanying consolidated financial statements include the accounts of Allstate Life Insurance Company ("ALIC") and its wholly owned subsidiaries (collectively referred to as the "Company"). ALIC is wholly owned by Allstate Insurance Company ("AIC"), a wholly owned subsidiary of The Allstate Corporation (the "Corporation"). These consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). All significant intercompany accounts and transactions have been eliminated.

     On May 31, 2000, the Company paid a dividend of all the common shares of Allstate Insurance Company of Canada ("AICC") stock to AIC. Prior to the dividend, AICC had been consolidated in the Company's financial statements and related disclosures. In conjunction with the dividend, the Company has restated its prior year financial results to exclude AICC.

     To conform with the 2002 presentation, certain amounts in the prior years' consolidated financial statements and notes have been reclassified.

NATURE OF OPERATIONS

     The Company markets its products through two business segments, Retail and Structured Financial Products.

     The Retail segment offers a diversified group of products to meet consumers' lifetime needs in the areas of financial protection, investment, and retirement solutions through a variety of distribution channels. Principal products offered by the segment include:

                               PROTECTION                                                     RETIREMENT
   -----------------------------------------------------------------------   ------------------------------------------
     LIFE INSURANCE                          OTHER                                INVESTMENT CONTRACTS
        TRADITIONAL                             Long-term care                      Fixed annuities
           Term life                            Accidental death                    Market value adjusted annuities
           Whole life                           Hospital indemnity                  Equity-indexed annuities
                                                                                    Immediate annuities
        INTEREST-SENSITIVE LIFE                                                     Variable annuities*
           Universal life
           Single premium life
           Variable life*
           Variable universal life*

        *--Separate Accounts products

     Retail products are sold through a variety of distribution channels including Allstate exclusive agencies, independent agents (including master brokerage agencies), financial services firms (financial institutions and broker/dealers) and direct marketing. Although the Company currently benefits from agreements with financial services entities that market and distribute its retail products, change in control of these non-affiliated entities with which the Company has alliances could negatively impact sales.

     The Structured Financial Products segment offers a variety of primarily spread-based products to institutional investors, special purpose entities ("SPEs") and others. Spread-based products are designed to generate income based on the difference ("spread") between investment returns on the supporting assets and the guaranteed returns credited to customers. These products include guaranteed investment contracts ("GICs") sold to tax-qualified retirement plan sponsors or investment managers who represent plan sponsors, and funding agreements ("FAs") sold to SPEs that issue medium-term notes to institutional investors. The segment also offers single premium annuity products such as structured settlement annuities through brokers who specialize in settlement of injury and other liability cases and single premium immediate annuities ("SPIAs") through independent agents.

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

     In 2002, annuity premiums and deposits represented approximately 85.8% of the Company's total premiums and deposits.

     The Company monitors economic and regulatory developments that have the potential to impact its business. Federal legislation has allowed banks and other financial organizations to have greater participation in the securities and insurance businesses. This legislation may present an increased level of competition for sales of the Company's products. Furthermore, state and federal laws and regulations affect the taxation of insurance companies and life insurance and annuity products. From time to time, Congress has considered proposals that, if enacted, could impose a greater tax burden on the Company or could have an adverse impact on the federal income tax treatment of some products offered by the Company, including favorable policyholder tax treatment currently applicable to deferred and immediate annuities, and life insurance, including interest-sensitive life insurance. Recent proposals to eliminate the double taxation of dividends and to permit the establishment of tax-free lifetime savings and retirement savings accounts could substantially reduce the tax-advantaged nature of many insurance products. If such proposals were to be adopted, they could have a material adverse effect on the Company's financial position or ability to sell such products and could result in the surrender of some existing contracts and policies. In addition, recent changes in the federal estate tax laws have negatively affected the demand for the types of life insurance used in estate planning.

     The Company is authorized to sell its products in all 50 states, the District of Columbia, Puerto Rico, Guam and the U.S. Virgin Islands. The Company is also authorized to sell certain insurance products in various foreign countries. The top geographic locations in the United States for premiums and deposits earned by the Company were California, Delaware, New York, Florida, Texas, New Jersey, and Illinois for the year ended December 31, 2002. No other jurisdiction accounted for more than 5% of premiums and deposits for the Company.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS

     Fixed income securities include bonds, mortgage-backed and asset-backed securities, and redeemable preferred stocks. All fixed income securities are carried at fair value and may be sold prior to their contractual maturity ("available for sale"). The fair value of publicly traded fixed income securities is based upon independent market quotations. The fair value of non-publicly traded securities is based on either widely accepted pricing valuation models which utilize internally developed ratings and independent third party data (e.g., term structures and current publicly traded bond prices) as inputs or independent third party pricing sources. The valuation models use indicative information such as ratings, industry, coupon, and maturity along with related third party data and publicly traded bond prices to determine security specific spreads. These spreads are then adjusted for illiquidity based on historical analysis and broker surveys. Periodic changes in fair values, net of deferred income taxes, certain life and annuity deferred policy acquisition costs, and certain reserves for life-contingent contract benefits, are reflected as a component of Other comprehensive income. Cash received from calls, principal payments and make-whole payments is reflected as a component of Proceeds from sales, and cash received from maturities and pay-downs is reflected as a component of Investment collections.

     Mortgage loans are carried at the outstanding principal balance, net of unamortized premium or discount and valuation allowances. Valuation allowances are established for impaired loans when it is probable that contractual principal and interest will not be collected. Valuation allowances for impaired loans reduce the carrying value to the fair value of the collateral or the present value of the loan's expected future repayment cash flows discounted at the loan's original effective interest rate. Valuation allowances on loans not considered to be impaired are established based on consideration of the underlying collateral, borrower financial strength, current and expected market conditions and other factors.

     At December 31, 2002, Equity securities include common and non-redeemable preferred stocks, limited partnership interests, and real estate investment trust equity investments. Common and non-redeemable preferred stocks had a carrying value of $96 million and $96 million, and cost of $104 million and $91 million at December 31, 2002 and 2001, respectively. Common and non-redeemable preferred stocks and real estate investment trust equity investments are classified as available for sale and are carried at fair value if independent market quotations are available from vendors. If independent market quotations are not available, these securities are carried at cost. The difference between cost and fair value, net of deferred income taxes, is reflected as a component of Accumulated other comprehensive income. Investments in limited partnership interests has a carrying value and cost of $87 million and $105 million at December 31, 2002 and 2001, respectively, and are accounted for in accordance with the equity method of accounting except for instances in which the Company's interest is so minor that it exercises virtually no influence over operating and financial policies, whereby the Company applies the cost method of accounting.

     Policy loans are carried at unpaid principal balances. Other investments consist primarily of real estate investments, which are accounted for by the equity method if held for investment, or depreciated cost, net of valuation allowances, if the

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Company has an active plan to sell.

     Short-term investments are carried at cost or amortized cost that approximates fair value, and includes the reinvestment of collateral received in connection with certain securities lending activities. For securities lending transactions, the Company records an offsetting liability in Other liabilities and accrued expenses for the Company's obligation to repay the collateral.

     Investment income consists primarily of interest and dividends, net investment income from partnership interests and income from certain derivative transactions. Interest is recognized on an accrual basis and dividends are recorded at the ex-dividend date. Interest income on mortgage-backed and asset-backed securities is determined on the effective yield method, based on estimated principal repayments. Accrual of income is suspended for fixed income securities and mortgage loans that are in default or when the receipt of interest payments is in doubt.

     Realized capital gains and losses are determined on a specific identification basis. They include gains and losses on security dispositions, write-downs in value due to other than temporary declines in fair value, and changes in the value of certain derivative instruments.

     The Company writes down, to fair value, any fixed income or equity security that is classified as other than temporarily impaired in the period the security is deemed to be other than temporarily impaired. Inherent in the Company's evaluation of a particular security are assumptions and estimates about the operations of the issuer and its future earnings potential. Some of the factors considered in evaluating whether a decline in fair value is other than temporary are: 1) the Company's ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; 2) the recoverability of principal and interest; 3) the duration and extent to which the fair value has been less than cost for equity securities or amortized cost for fixed income securities; 4) the financial condition, near-term and long-term prospects of the issuer, including relevant industry conditions and trends, and implications of rating agency actions and offering prices; and 5) the specific reasons that a security is in a significant unrealized loss position, including market conditions which could affect access to liquidity.

DERIVATIVE AND EMBEDDED DERIVATIVE FINANCIAL INSTRUMENTS

     The Company adopted the provisions of Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standard ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities", and SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities", as of January 1, 2001. The impact of SFAS No. 133 and SFAS No. 138 (the "statements") to the Company was a loss of $6 million, after-tax, and is reflected as a cumulative effect of change in accounting principle on the Consolidated Statements of Operations and Comprehensive Income. The Company also recorded a cumulative after-tax decrease of $1 million in Accumulated other comprehensive income.

     Derivative financial instruments include swaps, futures, options, interest rate caps and floors, warrants, synthetic GICs, certain forward contracts for purchases of to-be-announced ("TBA") mortgage securities, and certain investment risk transfer reinsurance agreements. Derivatives that are required to be separated from the host instrument and accounted for as derivative financial instruments ("subject to bifurcation") are embedded in convertible and other fixed income securities, equity indexed life and annuity contracts, and certain variable contracts sold (see Note 7).

     The statements require that all derivatives be recognized on the Consolidated Statements of Financial Position at fair value. Derivatives are accounted for on a fair value basis, and reported as Other investments, Other assets, Other liabilities and accrued expenses or Contractholder funds. Embedded derivative instruments subject to bifurcation are also accounted for on a fair value basis and are reported together with the host contract. The change in the fair value of derivatives embedded in assets and subject to bifurcation is reported in Realized capital gains and losses. The change in the fair value of derivatives embedded in liabilities and subject to bifurcation is reported in Realized capital gains and losses or Life and annuity contract benefits.

     Derivatives that are not hedges for accounting purposes must be adjusted to fair value through Net income. If the derivative is designated as a hedge, depending on the nature of the hedge, changes in the fair value of derivatives will either be offset against the change in fair value of the hedged assets, liabilities, or firm commitments through Net income or recognized in Accumulated other comprehensive income until the hedged item is recognized in Net income.

     When derivatives meet specific criteria, they may be designated as accounting hedges and accounted for as fair value, cash flow, foreign currency fair value or foreign currency cash flow hedges. The hedged item may be either all or a specific portion of a recognized asset, liability or an unrecognized firm commitment attributable to a particular risk. At the inception of the hedge, the Company formally documents the hedging relationship and risk management objective and strategy. The documentation identifies the hedging instrument, the hedged item, the nature of the risk being hedged and the methodology

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

used to assess how effective the hedging instrument is in offsetting the exposure to changes in the hedged item's fair value attributable to the hedged risk, or in the case of a cash flow hedge, the exposure to changes in the hedged transaction's variability in cash flows attributable to the hedged risk. The Company does not currently exclude any component of the change in fair value of the hedging instrument from the effectiveness assessment. At each reporting date, the Company confirms that the hedging instrument continues to be highly effective in offsetting the hedged risk. Ineffectiveness in fair value hedges and cash flow hedges is reported in Realized capital gains and losses. For the years ended December 31, 2002 and 2001, the hedge ineffectiveness reported as Realized capital gains and losses amounted to losses of $15 million and gains of $6 million, respectively.

     FAIR VALUE HEDGES The Company designates certain of its interest rate and foreign currency swap contracts and certain investment risk transfer reinsurance agreements as fair value hedges when the hedging instrument is highly effective in offsetting the risk of changes in the fair value of the hedged item.

     For hedging instruments utilized in fair value hedges, when the hedged items are investment assets or a portion thereof, the change in the fair value of the derivatives is reported in Net investment income together with the change in the fair value of the hedged items. The change in the fair value of hedging instruments utilized in fair value hedges, when the hedged items are Contractholder funds liabilities or a portion thereof, are reported in Life and annuity contract benefits together with the change in the fair value of the hedged item. Accrued periodic settlements on swaps are reported in Net investment income or Life and annuity contract benefits. The book value of the hedged asset or liability is adjusted for the change in the fair value of the hedged risk.

     CASH FLOW HEDGES The Company designates certain of its foreign currency swap contracts as cash flow hedges when the hedging instrument is highly effective in offsetting the exposure of variations in cash flows for the hedged risk that could affect net income. The Company's cash flow exposure may be associated with an existing asset, liability, or a forecasted transaction. Anticipated transactions must be probable of occurrence and their significant terms and specific characteristics must be identified.

     For hedging instruments utilized in cash flow hedges, the changes in fair value of the derivatives are reported in Accumulated other comprehensive income. Amounts are reclassified to Net investment income or Realized capital gains and losses as the hedged transaction affects Net income or when the forecasted transaction affects Net income. Accrued periodic settlements on derivatives utilized in cash flow hedges are reported in Net investment income. The amount in Accumulated other comprehensive income for a hedged transaction is limited to the lesser of the cumulative gain or loss on the derivative less the amount reclassified to Net income; or the cumulative gain or loss on the derivative needed to offset the cumulative change in the expected future cash flows on the hedged transaction from inception of the hedge less the derivative gain or loss previously reclassified from Accumulated other comprehensive income to Net income. If the Company expects at any time that the loss reported in Accumulated other comprehensive income would lead to a net loss on the combination of the hedging instrument and the hedged transaction which may not be recoverable, a loss is recognized immediately in Realized capital gains and losses. If an impairment loss is recognized on an asset or an additional obligation is incurred on a liability involved in a hedge transaction, any offsetting gain in Accumulated other comprehensive income is reclassified and reported together with the impairment loss or recognition of the obligation.

     TERMINATION OF HEDGE ACCOUNTING If, subsequent to entering into a hedge transaction, the derivative becomes ineffective (including if the hedged item is sold or otherwise extinguished, the occurrence of a hedged forecasted transaction is no longer probable, or the hedged asset has become impaired), the Company may terminate the derivative position. The Company may also terminate derivative instruments as a result of other events or circumstances. If the derivative financial instrument is not terminated when a fair value hedge is no longer effective, the gains and losses recognized on the derivative are reported in Realized capital gains and losses. For a fair value hedge which is no longer effective or for which the derivative has been terminated, the gain or loss recognized on the item being hedged and used to adjust the book value of the asset, liability or portion thereof is amortized over the remaining life of the hedged item to Net investment income or Life and annuity contract benefits, respectively, beginning in the period that hedge accounting is no longer applied. If the hedged item of a fair value hedge is an asset which has become impaired, the adjustment made to the book value of the asset is subject to the accounting policies applied to impaired assets. When a derivative financial instrument utilized in a cash flow hedge of an existing asset or liability is no longer effective or is terminated, the gain or loss recognized on the derivative is reclassified from Accumulated other comprehensive income to Net income as the hedged risk impacts net income, beginning in the period hedge accounting is no longer applied or the derivative instrument is terminated. If the derivative financial instrument is not terminated when a cash flow hedge is no longer effective, the future gains and losses recognized on the derivative are reported in Realized capital gains and losses. When a derivative financial instrument utilized in a cash flow hedge of a forecasted transaction is terminated because the forecasted transaction is no longer

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

probable, or if the cash flow hedge is no longer effective, the gain or loss recognized on the derivative is reclassified from Accumulated other comprehensive income to Realized capital gains and losses in the period that hedge accounting is no longer applied.

     NON-HEDGE DERIVATIVE FINANCIAL INSTRUMENTS The Company also has certain derivatives that are used in interest rate, equity price and credit risk management strategies for which hedge accounting is not applied. These derivatives primarily consist of indexed instruments, certain interest rate swap agreements and financial futures contracts, interest rate cap and floor agreements, and certain forward contracts for TBA mortgage securities. Based upon the income statement reporting category of the risk being offset, gains and losses attributable to the change in fair value and the accrued periodic settlements for these derivatives are reported together with results of the associated risk. Therefore, the derivatives' gains and losses and accrued periodic settlements may be recognized in Net investment income, Realized capital gains and losses or Life and annuity contract benefits during the reporting period.

SECURITY REPURCHASE AND RESALE AND SECURITIES LOANED

     Securities purchased under agreements to resell and securities sold under agreements to repurchase, including a mortgage dollar roll program, are treated as financing arrangements and are carried at the amounts at which the securities will be subsequently resold or reacquired, including accrued interest, as specified in the respective agreements. The Company's policy is to take possession or control of securities purchased under agreements to resell. Assets to be repurchased are the same, or substantially the same, as the assets transferred and the transferor, through the right of substitution, maintains the right and ability to redeem the collateral on short notice. The market value of securities to be repurchased or resold is monitored, and additional collateral is obtained, where appropriate, to protect against credit exposure.

     Securities loaned are treated as financing arrangements and are recorded in Short-term investments, Fixed income securities and Other liabilities and accrued expenses for the amount of cash received. The Company obtains collateral in an amount equal to 102% of the fair value of domestic securities. The Company monitors the market value of securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned are with large brokerage firms.

     Securities repurchase and resale agreements provide liquidity, and securities loaned transactions are used to generate net investment income. These instruments are short-term in nature (usually 30 days or less) and are collateralized principally by U.S. Government and mortgage-backed securities. The carrying amounts of these instruments approximate fair value because of their relatively short-term nature.

RECOGNITION OF PREMIUM AND CONTRACT CHARGE REVENUE AND RELATED BENEFITS AND INTEREST CREDITED

     Traditional life insurance products consist principally of products with fixed and guaranteed premiums and benefits, primarily term and whole life insurance products. Premiums from these products are recognized as revenue when due. Benefits are recognized in relation to such revenue so as to result in the recognition of profits over the life of the policy and are reflected in Life and annuity contract benefits.

     Immediate annuities with life contingencies, including certain structured settlement annuities, provide insurance protection over a period that extends beyond the period during which premiums are collected. Gross premiums in excess of the net premium on immediate annuities with life contingencies are deferred and recognized over the contract period. Contract benefits are recognized in relation to such revenue so as to result in the recognition of profits over the life of the policy.

     Interest-sensitive life contracts, such as universal life and single premium life, are insurance contracts whose terms are not fixed and guaranteed. The terms that may be changed include premiums paid by the contractholder, interest credited to the contractholder account balance and any amounts assessed against the contractholder account balance. Premiums from these contracts are reported as deposits to Contractholder funds. Contract charges consist of fees assessed against the contractholder account balance for cost of insurance (mortality risk), contract administration and surrender charges. These revenues are recognized when levied against the account balance. Contract benefits include life-contingent benefit payments in excess of the contractholder account balance.

     Contracts that do not subject the Company to significant risk arising from mortality or morbidity are referred to as investment contracts. Fixed annuities, market value adjusted annuities, equity-indexed annuities, immediate annuities without life contingencies, including certain structured settlement annuities, certain GICs and FAs are considered investment contracts. Deposits received for such contracts are reported as Contractholder fund deposits. Contract charges for investment contracts consist of fees or charges assessed against the contractholder account balance for contract administration and surrenders. These revenues are recognized when levied against the contractholder account balance.

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

     Interest credited to contractholder funds represents contractual interest accrued or paid for interest-sensitive life contracts and investment contracts. Crediting rates for fixed annuities and interest-sensitive life contracts are adjusted periodically by the Company to reflect current market conditions subject to contractually guaranteed rates. Crediting rates for indexed annuities and indexed life products are based on an interest rate index, such as LIBOR or an equity index, such as the S&P 500.

     Separate Accounts products include variable annuities, variable life contracts, and certain GICs. The assets supporting these products are legally segregated and available only to settle Separate Accounts contract obligations. Deposits received are reported as Separate Accounts liabilities. Contract charges for these contracts consist of fees assessed against the Separate Accounts account values for contract maintenance, administration, mortality, expense and surrenders. Contract benefits incurred include guaranteed minimum death benefits paid on variable annuity contracts.

DEFERRED POLICY ACQUISITION COSTS

     Costs that vary with and are primarily related to acquiring life insurance and investment business, principally agents' and brokers' remuneration, certain underwriting costs and direct mail solicitation expenses, are deferred and recorded as Deferred policy acquisition costs ("DAC"). All other acquisition expenses are charged to operations as incurred and included in Operating costs and expenses on the Consolidated Statements of Operations and Comprehensive Income. DAC is periodically reviewed as to recoverability and written down when necessary.

     For traditional life insurance and other premium paying contracts, such as immediate annuities with life contingencies and limited payment contracts, these costs are amortized over the premium paying period of the related policies in proportion to the estimated revenue on such business. Assumptions relating to estimated revenue, as well as to all other aspects of the deferred policy acquisition costs and reserve calculations, are determined based upon conditions as of the date of policy issue and are generally not revised during the life of the policy. Any deviations from projected business inforce, resulting from actual policy terminations differing from expected levels, and any estimated premium deficiencies change the rate of amortization in the period such events occur. Generally, the amortization period for these contracts approximates the estimated lives of the policies.

     For internal exchanges of traditional life insurance and immediate annuities with life contingencies, the unamortized balance of costs previously deferred under the original contracts are charged to income. The new costs associated with the exchange are deferred and amortized to income.

     For interest-sensitive life, variable annuities and investment contracts, DAC is amortized in relation to the present value of estimated gross profits ("EGP") on such business over the estimated lives of the contracts.
Generally, the amortization period ranges from 15-30 years, however an assumed surrender rate is also used which results in the majority of deferred costs being amortized over the surrender charge period. The rate of amortization during this term is matched to the pattern of EGP. EGP consists of the following components: margins from mortality (including guaranteed minimum death and income benefits); contract administration, surrender and other contract charges, less maintenance expenses; and investment margin, including realized capital gains and losses. The estimation of EGP requires judgment, including the forecasting of highly uncertain events such as the level of surrenders at the end of a surrender charge period and, in some cases, future equity market performance. In estimating the impact of highly uncertain events, the Company considers historical experience as well as current trends.

     In particular, a significant degree of judgment is involved with estimating future levels of EGP for the Company's variable annuity contracts as future fee income and guaranteed minimum death benefits ("GMDBs") are highly sensitive to equity market performance. Additionally, variable annuity contractholder activity, including surrender, withdrawal, asset allocation, and annuitization, could have a significant impact on the ultimate cost of providing guaranteed minimum death and income benefits. The Company's variable annuity DAC amortization methodology includes a long-term market return assumption of approximately 9.25%, or 8.0% after average mortality and expense fees of 1.25%, for the mutual funds in which customer accounts are invested. When market returns vary from the 8.0% long-term expectation or mean, the Company assumes a reversion to the mean over a seven-year period, which includes two prior years and five future years. The assumed returns over this period are limited to a range between 0% to 13.25% after mortality and expense fees. The costs associated with GMDBs are included in EGP. Generally, less DAC is amortized during periods in which the GMDBs are higher than projected. However, if projected GMDBs cause DAC to be not fully recoverable, DAC will be written down to an amount deemed recoverable.

     Changes in the amount or timing of EGP result in adjustments to the cumulative amortization of DAC. All such adjustments are reflected in the current results of operations.

     The Company currently performs quarterly reviews of DAC recoverability for interest-sensitive life, variable annuities

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

and investment contracts in the aggregate using current assumptions. Future volatility in the equity markets of similar or greater magnitude may result in disproportionate changes in the amortization of DAC. If a change in the amount of EGP is significant, it could result in the unamortized DAC not being recoverable, resulting in a charge which is included as a component of Amortization of deferred policy acquisition costs on the Consolidated Statements of Operations and Comprehensive Income.

     The cost assigned to the right to receive future cash flows from certain business purchased from other insurers is also classified as Deferred policy acquisition costs in the Consolidated Statements of Financial Position. The costs capitalized represent the present value of future profits expected to be earned over the life of the contracts acquired. These costs are amortized as profits emerge over the life of the acquired business, and are periodically evaluated for recoverability. Present value of future profits was $63 million and $78 million at December 31, 2002 and 2001, respectively. Amortization expense on present value of future profits was $15 million, $16 million and $11 million for the years ended December 31, 2002, 2001 and 2000, respectively.

REINSURANCE RECOVERABLE

     In the normal course of business, the Company seeks to limit aggregate and single exposure to losses on large risks by purchasing reinsurance from other insurers (see Note 10). The amounts reported in the Consolidated Statements of Financial Position include amounts billed to reinsurers on losses paid as well as estimates of amounts expected to be recovered from reinsurers on incurred losses that have not yet been paid. Reinsurance recoverables on unpaid losses are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Insurance liabilities, including Reserve for life-contingent contract benefits, are reported gross of reinsurance recoverables. Prepaid reinsurance premiums are deferred and reflected in income in a manner consistent with the recognition of premiums on the reinsured contracts. Reinsurance does not extinguish the Company's primary liability under the policies written and therefore reinsurers and amounts recoverable are regularly evaluated by the Company.

     The Company also has reinsurance agreements that transfer the investment risk for a portion of the GMDBs and guaranteed minimum income benefits ("GMIBs") offered in certain variable contracts.

INCOME TAXES

     The income tax provision is calculated under the liability method. Deferred tax assets and liabilities are recorded based on the difference between the financial statement and tax bases of assets and liabilities at the enacted tax rates. The principal assets and liabilities giving rise to such differences are unrealized capital gains and losses on certain investments, insurance reserves and deferred policy acquisition costs. A deferred tax asset valuation allowance is established when there is uncertainty that such assets would be realized.

SEPARATE ACCOUNTS

     The Company issues variable annuities, variable life contracts and certain GICs, the assets and liabilities of which are legally segregated and recorded as assets and liabilities of the Separate Accounts. The assets of the Separate Accounts are carried at fair value. Separate Accounts liabilities represent the contractholders' claims to the related assets and are carried at the fair value of the assets. Investment income and realized capital gains and losses of the Separate Accounts accrue directly to the contractholders and therefore, are not included in the Company's Consolidated Statements of Operations and Comprehensive Income. Revenues to the Company from the Separate Accounts consist of contract maintenance and administration fees, and mortality, surrender and expense risk charges reflected in Contract charges. Deposits to the Separate Accounts are not included in the Consolidated Statements of Cash Flows.

     Absent any contract provision wherein the Company guarantees either a minimum return or account value upon death or annuitization, variable annuity and variable life contractholders bear the investment risk that the underlying mutual funds of the Separate Accounts may not meet their stated investment objectives.

CONTRACTHOLDER FUNDS

     Contractholder funds arise from the issuance of interest-sensitive life policies and investment contracts. Deposits received are recorded as interest-bearing liabilities. Contractholder funds are equal to deposits received and interest credited to the benefit of the contractholder less surrenders and withdrawals, mortality charges, and administrative expenses. Detailed information on crediting rates and surrender and withdrawal provisions on contractholder funds are outlined in Note 9.

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

RESERVE FOR LIFE-CONTINGENT CONTRACT BENEFITS

     The reserve for life-contingent contract benefits, which relates to traditional life insurance and immediate annuities with life contingencies, is computed on the basis of long-term actuarial assumptions as to future investment yields, mortality, morbidity, terminations and expenses. These assumptions, which for traditional life insurance are applied using the net level premium method, include provisions for adverse deviation and generally vary by such characteristics as type of coverage, year of issue and policy duration. Detailed reserve assumptions and reserve interest rates are outlined in Note 9. To the extent that unrealized gains on fixed income securities would result in a premium deficiency had those gains actually been realized, the related increase in reserves is recorded net of tax as a reduction of the unrealized net capital gains included in Accumulated other comprehensive income.

OFF-BALANCE-SHEET FINANCIAL INSTRUMENTS

     Commitments to invest, purchase private placement securities, and extend mortgage loans; financial guarantees and credit guarantees have off-balance-sheet risk because their contractual amounts are not recorded in the Company's Consolidated Statements of Financial Position. The contractual amounts and fair values of these instruments are outlined in Note 7.

USE OF ESTIMATES

     The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

PENDING ACCOUNTING STANDARDS

     In November 2002, the FASB issued FASB Interpretation No. 45 ("FIN
45"), "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others." FIN 45 requires that upon issuance of a guarantee, the guarantor must recognize a liability for the fair value of the obligation it assumes under that guarantee. The disclosure provisions of FIN 45 are effective for financial statements ending after December 15, 2002. The adoption of the disclosure provisions of FIN 45 did not have a material impact on the Company's consolidated financial statements for the year ended December 31, 2002 (see Note 11). The provisions for initial recognition and measurement are effective on a prospective basis for guarantees that are issued or modified after December 31, 2002. The adoption of the remaining provisions of FIN 45 is not expected to have a material impact on either the consolidated financial position or results of operations of the Company.

     In January 2003, the FASB issued FIN No. 46 ("FIN 46"), "Consolidation of Variable Interest Entities". FIN 46 addresses issues related to the consolidation of variable interest entities ("VIEs"). The effective date of this interpretation is the first fiscal year or interim period beginning after June 15, 2003 (which for the Company would be July 1, 2003). The Company has one unconsolidated special purpose entity ("SPE") that is used to issue Global Medium Term Notes ("GMTNs") to unrelated third parties. The Company is in the process of assessing whether this SPE meets the criteria to be considered a VIE, thereby requiring consolidation under FIN 46. The funding agreements issued by the Company to the SPE are reported on the Consolidated Statements of Financial Position of the Company as a component of Contractholder funds.

     On July 31, 2002, the American Institute of Certified Public Accountants issued an exposure draft Statement of Position ("SOP") entitled "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts". The accounting guidance contained in the proposed SOP applies to several of the Company's products and product features. The proposed effective date of the SOP is for fiscal years beginning after December 15, 2003, with earlier adoption encouraged. If adopted early, the provisions of the SOP must be applied as of the beginning of the fiscal year. Accordingly, if the SOP were adopted during an interim period of 2003, prior interim periods would be restated. A provision of the proposed SOP requires the establishment of a liability in addition to the account balance for contracts and contract features that provide guaranteed death or other insurance benefits. The finalized SOP may also require a liability for guaranteed income benefits. These liabilities are not currently recognized by the Company, and their establishment may have a material impact on the Consolidated Statements of Operations and Comprehensive Income depending on the market conditions at the time of adoption, but is not expected to have a material impact on the Company's Consolidated Statements of Financial Position.

     The FASB has exposed proposed guidance that addresses the accounting for certain modified coinsurance agreements. The guidance has been exposed as a FASB Interpretation of Statement 133 Implementation Issue No. B36, "Embedded
Derivatives: Bifurcation of a Debt Instrument That Incorporates Both Interest Rate Risk and Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Issuer of That Instrument". The proposed guidance

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

requires recognizing an embedded derivative in certain reinsurance agreements when specific conditions are met. The initial impact of adopting the proposed guidance would be recorded as a cumulative adjustment to earnings in the first fiscal quarter beginning after June 15, 2003 (which for the Company would be July 1, 2003). The Company's reinsurance balances that would be subject to the proposed guidance, as currently drafted, are immaterial in the aggregate. Accordingly, the potential impact of recognizing embedded derivatives pursuant to the requirements of the proposed guidance is expected to be immaterial to both the Company's consolidated financial position and results of operations.

3.   ACQUISITIONS AND DISPOSITIONS

CURRENT YEAR:

ALLSTATE DISTRIBUTORS, LLC
     The Company terminated its joint venture agreement with Putnam Investments, LLC ("Putnam") and received a net settlement of $1.5 million from Putnam. The $1.5 million net settlement was comprised of the $2.3 million Putnam owed the Company for Allstate Distributors, LLC ("ADLLC") promotional expenses, partially offset by the $826 thousand purchase price for Putnam's 50% share of ADLLC (See
Note 5 for further discussion).

DIRECT RESPONSE LONG-TERM CARE BUSINESS
     The Company approved the disposal of its direct response long-term care business through a reinsurance transaction to be completed during 2003. As a result, the Company recognized a $3 million loss ($2 million after-tax) to reduce the carrying value of the long-term care business to its fair value.

PRIOR YEAR:

AMERICAN MATURITY LIFE INSURANCE COMPANY
     In 2001, the Company acquired blocks of business from American Maturity Life Insurance Company ("American Maturity") via coinsurance contracts. Pursuant to the terms of the coinsurance contracts, the Company assumed: variable annuities, market value adjusted annuities, equity-indexed annuities, fixed annuities, and immediate annuities. The Company received assets consisting primarily of cash, investments and accrued investment income with a fair value in an amount equal to the corresponding assumed reserves for life-contingent contract benefits and contractholder funds resulting in no goodwill.

PROVIDENT NATIONAL ASSURANCE COMPANY
     In 2001, the Company acquired Provident National Assurance Company ("PNAC"), a broadly licensed inactive company that maintains authority to sell life insurance and variable annuity products in most states, from UnumProvident Corporation. The transaction was accounted for as a purchase and the excess of the acquisition cost over the fair value of PNAC's net assets acquired of $5 million was recorded as goodwill. The Company paid consideration of $14 million as part of the acquisition. PNAC's name was subsequently changed to Allstate Assurance Company, which was redomiciled in the State of Illinois.

PT ASURANSI JIWA ALLSTATE, INDONESIA
     In 2001, the Company disposed of its operations in Indonesia through a sale and purchase agreement with The Prudential Assurance Company Limited ("Prudential"), where Prudential acquired the Company's holdings in Pt Asuransi Jiwa Allstate, Indonesia. The Company recognized a loss on the dispositions of $4 million ($3 million after-tax) and a $4 million tax benefit attributable to the inception-to-date losses of the subsidiaries, not previously recognized. The tax benefit was reported as a reduction to the Company's income tax expense on the Consolidated Statements of Operations and Comprehensive Income.

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4.   SUPPLEMENTAL CASH FLOW INFORMATION

     The Company acquired the assets of businesses in 2001 (see Note 3) using cash and by assuming liabilities. The following is a summary of the effects of these transactions on the Company's consolidated financial position for the year ended December 31, 2001.

(IN MILLIONS)

ACQUISITIONS:
  Fair value of assets acquired                              $    (275)
  Fair value of liabilities assumed                                342
                                                             ---------
        Net cash received                                    $      67
                                                             =========

     Non-cash transactions of $299 million and $239 million, which include investment exchanges, modifications, conversions and other non-cash transactions, have been excluded from investment purchases and sales for 2001 and 2000, respectively, on the Consolidated Statements of Cash Flows to conform to the current period presentation.

     Non-cash investment exchanges and modifications, which primarily reflect refinancings of fixed income securities and mergers completed with equity securities, totaled $98 million, $210 million and $160 million for the years ended December 31, 2002, 2001 and 2000, respectively.

     Securities lending transactions excluded from Cash flows from investing activities in the Consolidated Statements of Cash Flows for the years ended December 31, are as follows:

                                                       2002         2001         2000
                                                     ---------    ---------    ---------
(IN MILLIONS)
Purchases                                            $   2,096    $   8,128    $   4,394
Sales                                                   (2,041)      (7,864)      (4,105)
Collections                                                (25)           -            -
Net change in short-term investments                      (278)         130          371
                                                     ---------    ---------    ---------
  Net purchases                                      $    (248)   $     394    $     660
                                                     =========    =========    =========

5.   RELATED PARTY TRANSACTIONS

BUSINESS OPERATIONS

     The Company utilizes services performed by its affiliates, AIC, and Allstate Investments LLC and business facilities owned or leased and operated by AIC in conducting its business activities. In addition, the Company shares the services of employees with AIC. The Company reimburses its affiliates for the operating expenses incurred on behalf of the Company. The Company is charged for the cost of these operating expenses based on the level of services provided. Operating expenses, including compensation, retirement and other benefit programs allocated to the Company (see Note 15) were $238 million, $208 million, and $195 million in 2002, 2001 and 2000, respectively. A portion of these expenses relate to the acquisition of business, which is deferred and amortized into income.

STRUCTURED SETTLEMENT ANNUITIES

     The Company issued $133 million, $117 million and $96 million of structured settlement annuities, a type of immediate annuity, in 2002, 2001 and 2000, respectively, at prices determined based upon interest rates in effect at the time of purchase, to fund structured settlements in matters involving AIC. Of these amounts, $27 million, $38 million and $29 million relate to structured settlement annuities with life contingencies and are included in premium income for 2002, 2001, and 2000, respectively. In most cases, these annuities were issued under a "qualified assignment," which means the Company assumed AIC's obligation to make the future payments.

     AIC issued surety bonds, in return for premiums of $531 thousand and $817 thousand in 2001 and 2000, respectively, to guarantee the payment of structured settlement benefits assumed (from both AIC and non-related parties) and funded by certain annuity contracts issued by the Company. In previous periods, the Company had entered into a General Indemnity Agreement

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

pursuant to which it has indemnified AIC for any liabilities associated with the surety bonds and gives AIC certain collateral security rights with respect to the annuities and certain other rights in the event of any defaults covered by the surety bonds. For contracts written on or after July 1, 2001, AIC no longer issues surety bonds to guarantee the payment of structured settlement benefits. Alternatively, ALIC guarantees the payment of structured settlement benefits on all contracts issued on or after July 1, 2001.

     Reserves recorded by the Company for annuities that are guaranteed by the surety bonds of AIC were $5.29 billion and $5.23 billion at December 31, 2002 and 2001, respectively.

BROKER/DEALER AGREEMENT

     ALIC receives underwriting and distribution services from ADLLC, a broker/dealer company, for certain variable annuity contracts. Effective September 30, 2002, ALIC and Putnam terminated a joint venture agreement and ADLLC became a wholly owned subsidiary of ALIC as a result of ALIC's purchase of Putnam's 50% ownership therein. ALIC incurred $32 million, $80 million and $100 million of commission and other distribution expenses from ADLLC for the years ending December 31, 2002, 2001 and 2000, respectively. Other distribution expenses included administrative, legal, financial management and sales support which ALIC provides to ADLLC, for which ALIC earned administration fees of $1 million, $1 million and $2 million for the years ended December 31, 2002, 2001 and 2000, respectively. Other distribution expenses also include marketing expenses for subsidizing bonus interest crediting rates associated with ALIC's variable annuity dollar cost averaging program for which ADLLC reimbursed ALIC $1 million, $7 million and $6 million for the years ended December 31, 2002, 2001 and 2000, respectively.

REINSURANCE TRANSACTIONS

     The Company has a coinsurance contract with Columbia Universal Life Insurance Company ("Columbia"), an affiliate of the Company, to assume 100% of fixed annuity business inforce as of June 30, 2000 and new business as written. In addition, the Company has a modified coinsurance contract with Columbia to assume 100% of traditional life and accident and health business inforce on the effective date of July 1, 2000 and new business as written. Both agreements are continuous but may be terminated by either party with 30 days notice, material breach by either party, or by Columbia in the event of the Company's non-payment of reinsurance amounts due. As of May 31, 2001, Columbia ceased issuing new contracts. During 2002, 2001 and 2000, the Company assumed $19 million, $21 million and $10 million, respectively, in premiums and contract charges from Columbia.

     The Company has a modified coinsurance contract with Allstate Reinsurance, Ltd. ("Allstate Re"), an affiliate of the Company, to cede 50% of certain fixed annuity business issued under a distribution agreement with PNC Bank NA. Under the terms of the contract, a trust has been established to provide protection to the Company for ceded liabilities. This agreement is continuous but may be terminated by either party with 60 days notice. During 2002, 2001 and 2000, the Company ceded $329 thousand, $236 thousand and $228 thousand, respectively, in contract charges to Allstate Re.

     The Company has a contract to assume 100% of all credit insurance written by AIC. This agreement is continuous but may be terminated by either party with 60 days notice. The Company assumed premiums from AIC in the amount of $18 million in 2002 and $29 million during both 2001 and 2000, respectively.

     ALIC enters into certain intercompany reinsurance transactions with its wholly owned subsidiaries. ALIC enters into these transactions in order to maintain underwriting control and spread risk among various legal entities. These reinsurance agreements have been approved by the appropriate regulatory authorities. All significant intercompany transactions have been eliminated in consolidation.

     Effective January 1, 2003, Northbrook Life Insurance Company ("NLIC"), a wholly owned subsidiary of ALIC, will be merged into ALIC to achieve future cost savings and operational efficiency. The merger will have no impact on the Company's results of operations or financial position.

PREFERRED STOCK

     Redeemable preferred stock--series A subscriptions receivable balance at December 31, 2001 related to the Company's issuance of redeemable preferred shares to The Northbrook Corporation, a wholly owned subsidiary of the Corporation, in return for $14 million cash, which was received on January 14, 2002.

     AIC guarantees the repayment of notes payable and the interest thereon issued to Morgan Stanley DW, Inc. under the terms of a distribution agreement with The Northbrook Corporation. The balance of the notes payable was $93 million at December 31, 2002.

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

INCOME TAXES

     The Company is a party to a federal income tax allocation agreement with the Corporation (Note 12).

DEBT

     The Company had no outstanding debt at December 31, 2002 or 2001. The Company has entered into an inter-company loan agreement with the Corporation. The amount of inter-company loans available to the Company is at the discretion of the Corporation. The maximum amount of loans the Corporation will have outstanding to all its eligible subsidiaries at any given point in time is limited to $1.00 billion. No amounts were outstanding for the inter-company loan agreement at December 31, 2002 or 2001. The Corporation uses commercial paper borrowings, bank lines of credit and repurchase agreements to fund inter-company borrowings.

6.   INVESTMENTS

FAIR VALUES

     The amortized cost, gross unrealized gains and losses, and fair value for fixed income securities are as follows:

                                                                 GROSS UNREALIZED
                                                              -----------------------
                                                AMORTIZED
                                                  COST          GAINS       LOSSES      FAIR VALUE
                                                ----------   ----------   ----------    ----------
(IN MILLIONS)
AT DECEMBER 31, 2002
U.S. government and agencies                    $    2,323   $      740   $        -    $    3,063
Municipal                                            1,224           68           (3)        1,289
Corporate                                           24,618        1,859         (342)       26,135
Foreign government                                   1,090          269           (2)        1,357
Mortgage-backed securities                           9,912          474           (8)       10,378
Asset-backed securities                              2,447           63          (37)        2,473
Redeemable preferred stock                             109            2           (1)          110
                                                ----------   ----------   ----------    ----------
   Total fixed income securities                $   41,723   $    3,475   $     (393)   $   44,805
                                                ==========   ==========   ==========    ==========

AT DECEMBER 31, 2001
U.S. government and agencies                    $    1,845   $      384   $       (2)   $    2,227
Municipal                                            1,162           40            -         1,202
Corporate                                           21,354          959         (239)       22,074
Foreign government                                     938          113            -         1,051
Mortgage-backed securities                           7,927          259          (22)        8,164
Asset-backed securities                              2,395           50          (35)        2,410
Redeemable preferred stock                              97            2           (1)           98
                                                ----------   ----------   ----------    ----------
   Total fixed income securities                $   35,718   $    1,807   $     (299)   $   37,226
                                                ==========   ==========   ==========    ==========

SCHEDULED MATURITIES

     The scheduled maturities for fixed income securities are as follows at December 31, 2002:

                                                                           AMORTIZED       FAIR
                                                                             COST          VALUE
                                                                           ----------   ----------
(IN MILLIONS)
Due in one year or less                                                    $    1,060   $    1,083
Due after one year through five years                                           8,020        8,391
Due after five years through ten years                                         11,849       12,572
Due after ten years                                                             8,435        9,908
                                                                           ----------   ----------
                                                                               29,364       31,954
Mortgage- and asset-backed securities                                          12,359       12,851
                                                                           ----------   ----------
   Total                                                                   $   41,723   $   44,805
                                                                           ==========   ==========

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

     Actual maturities may differ from those scheduled as a result of prepayments by the issuers. Because of the potential for prepayment, mortgage- and asset-backed securities have not been reflected based on their contractual maturities.

NET INVESTMENT INCOME

                                                                            2002          2001         2000
                                                                         ----------    ----------   ----------
(IN MILLIONS)
Fixed income securities                                                  $    2,736    $    2,536   $    2,245
Mortgage loans                                                                  403           366          317
Equity securities                                                                17            23           19
Other                                                                           (63)           46           93
                                                                         ----------    ----------   ----------
  Investment income, before expense                                           3,093         2,971        2,674
  Investment expense                                                            110           132           85
                                                                         ----------    ----------   ----------
     Net investment income                                               $    2,983    $    2,839   $    2,589
                                                                         ==========    ==========   ==========

     Net investment income from equity securities includes income from partnership interests of $19 million, $15 million and $13 million for the years ended December 31, 2002, 2001 and 2000, respectively.

REALIZED CAPITAL GAINS AND LOSSES, AFTER TAX

     Realized capital gains and losses by security type, for the year ended December 31, are as follows:

                                                                            2002          2001        2000
                                                                         ----------    ----------   ----------
(IN MILLIONS)
Fixed income securities                                                  $     (137)   $     (134)  $     (132)
Equity securities                                                                (9)            9          102
Other                                                                          (281)          (88)           4
                                                                         ----------    ----------   ----------
  Realized capital gains and losses                                            (427)         (213)         (26)
  Income taxes                                                                 (150)          (75)          (9)
                                                                         ----------    ----------   ----------
     Realized capital gains and losses, after tax                        $     (277)   $     (138)  $      (17)
                                                                         ==========    ==========   ==========

     Realized capital gains and losses by transaction type, for the year ended December 31, are as follows:

                                                                            2002          2001         2000
                                                                         ----------    ----------   ----------
(IN MILLIONS)
Investment write-downs                                                   $     (309)   $     (150)  $      (56)
Sales
  Fixed income and equity securities                                           (108)            2           28
  Futures contracts                                                               2            (3)           3
  Other                                                                           1             -            -
                                                                         ----------    ----------   ----------
     Total sales                                                               (105)           (1)           31
Valuation of derivative instruments                                             (23)          (64)          (1)
Realized capital gains and losses on other securities                            10             2            -
                                                                         ----------    ----------   ----------
     Realized capital gains and losses, pre-tax                                (427)         (213)         (26)
       Income taxes                                                            (150)          (75)          (9)
                                                                         ----------    ----------   ----------
          Realized capital gains and losses, after-tax                   $     (277)   $     (138)  $      (17)
                                                                         ==========    ==========   ==========

     Excluding the effects of calls and prepayments, gross gains of $222 million, $223 million and $151 million and gross losses of $328 million, $238 million and $228 million were realized on sales of fixed income securities during 2002, 2001 and 2000, respectively.

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

UNREALIZED NET CAPITAL GAINS AND LOSSES

     Unrealized net capital gains and losses on fixed income securities, equity securities and derivative instruments included in Accumulated other comprehensive income at December 31, 2002 are as follows:

                                                                      GROSS UNREALIZED
                                                                   -----------------------
                                                       FAIR                                   UNREALIZED
                                                       VALUE         GAINS        LOSSES      NET GAINS
                                                     ----------    ----------   ----------    ----------
(IN MILLIONS)
Fixed income securities                              $   44,805    $    3,475   $     (393)   $    3,082
Equity securities                                           183             4          (12)           (8)
Derivative instruments                                        4             4           (2)            2
                                                     ----------    ----------   ----------    ----------
   Total                                             $   44,992    $    3,483   $     (407)        3,076
                                                     ==========    ==========   ==========
Deferred income taxes, deferred policy
acquisition costs and other                                                                       (2,024)
                                                                                              ----------
Unrealized net capital gains and losses                                                       $    1,052
                                                                                              ==========

     At December 31, 2001, equity securities had gross unrealized gains of $10 million and gross unrealized losses of $5 million.

CHANGE IN UNREALIZED NET CAPITAL GAINS AND LOSSES

                                                                                           YEAR ENDED DECEMBER 31,
                                                                                   --------------------------------------
                                                                                      2002          2001          2000
                                                                                   ----------    ----------    ----------
(IN MILLIONS)
Fixed income securities                                                            $    1,574    $      279    $    1,051
Equity securities                                                                         (13)          (43)         (161)
Derivative instruments                                                                     (6)            8             -
                                                                                   ----------    ----------    ----------
   Total                                                                                1,555           244           890
Deferred income taxes, deferred policy acquisition costs and other                     (1,139)         (168)         (539)
                                                                                   ----------    ----------    ----------
   Increase in unrealized net capital gains and losses                             $      416    $       76    $      351
                                                                                   ==========    ==========    ==========

MORTGAGE LOAN IMPAIRMENT

     A mortgage loan is impaired when it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement.

     The components of impaired loans at December 31 are as follows:

                                                                                                    2002          2001
                                                                                                 ----------    ----------
(IN MILLIONS)
Impaired loans
   With valuation allowances                                                                     $        -    $       21
   Less: valuation allowance                                                                              -            (5)
   Without valuation allowances                                                                          11             5
                                                                                                 ----------    ----------
      Net carrying value of impaired loans                                                       $       11    $       21
                                                                                                 ==========    ==========

     The net carrying value of impaired loans at December 31, 2002 and 2001 was comprised of loans in the process of foreclosure and delinquent loans of $11 million and $12 million, respectively, measured at the fair value of the collateral, and restructured loans of $0 million and $9 million, respectively, measured at the present value of the loan's expected future cash flows discounted at the loan's effective interest rate. Impaired loans without valuation allowances include collateral dependent loans where the fair value of the collateral is greater than the recorded investment in the loans.

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

     Interest income is recognized on a cash basis for impaired loans, beginning at the time of impairment. For impaired loans that have been restructured, interest is accrued based on the principal amount at the adjusted interest rate. The Company recognized interest income of $1 million on impaired loans during each of 2002, 2001 and 2000, all of which was received in cash. The average balance of impaired loans was $16 million, $27 million and $33 million during 2002, 2001 and 2000, respectively.

     Valuation allowances for mortgage loans at December 31, 2002, 2001 and 2000, were $0 million, $5 million and $5 million, respectively. Direct writedowns of the gross carrying amounts of mortgage loans were $5 million, $0 million and $0 million for the years ended December 31, 2002, 2001 and 2000, respectively. For the years ended December 31, 2002, 2001 and 2000, net reductions to mortgage loan valuation allowances were $5 million, $300 thousand and $2 million, respectively.

INVESTMENT CONCENTRATION FOR MUNICIPAL BOND PORTFOLIOS

     The Company maintains a diversified portfolio of municipal bonds. Except for the following states, holdings in no other state exceeded 5% of the portfolio at December 31,:

(% OF MUNICIPAL BOND PORTFOLIO CARRYING VALUE)                      2002          2001
                                                                 ----------    ----------
California                                                             27.2%         23.4%
Texas                                                                  13.0           5.4
New York                                                                9.4           9.6
Pennsylvania                                                            7.2           7.3
Ohio                                                                    5.6           5.5

INVESTMENT CONCENTRATION FOR COMMERCIAL MORTGAGE PORTFOLIOS AND OTHER INVESTMENT INFORMATION

     The Company's mortgage loans are collateralized by a variety of commercial real estate property types located throughout the United States. Substantially all of the commercial mortgage loans are non-recourse to the borrower. Except for the following, holdings in no other state exceeded 5% of the portfolio at December 31,:

(% OF COMMERCIAL MORTGAGE PORTFOLIO CARRYING VALUE)                 2002          2001
                                                                 ----------    ----------
California                                                             14.7%         16.9%
Illinois                                                                7.8           7.6
Texas                                                                   7.3           7.0
Florida                                                                 6.7           7.0
New Jersey                                                              6.5           6.4
Pennsylvania                                                            6.0           5.3
New York                                                                5.6           5.3

     The types of properties collateralizing the commercial mortgage loans at December 31, are as follows:

                                                                     2002         2001
                                                                 ----------    ----------
(% OF COMMERCIAL MORTGAGE PORTFOLIO CARRYING VALUE)
Office buildings                                                       33.6%         34.3%
Warehouse                                                              20.8          20.3
Retail                                                                 19.5          20.0
Apartment complex                                                      19.0          18.4
Industrial                                                              1.8           1.9
Other                                                                   5.3           5.1
                                                                 ----------    ----------
                                                                      100.0%        100.0%
                                                                 ==========    ==========

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

     The contractual maturities of the commercial mortgage loan portfolio as of December 31, 2002, for loans that were not in foreclosure are as follows:

                                         NUMBER OF     CARRYING
                                           LOANS        VALUE       PERCENT
                                         ---------     --------     -------
($ IN MILLIONS)
2003                                            67     $    272         4.6%
2004                                            49          294         5.0
2005                                            95          599        10.2
2006                                           120          734        12.5
2007                                           131          784        13.3
Thereafter                                     610        3,200        54.4
                                         ---------     --------     -------
  Total                                      1,072     $  5,883       100.0%
                                         =========     ========     =======

     In 2002, $286 million of commercial mortgage loans were contractually due. Of these, 58.9% were paid as due, 36.8% were refinanced at prevailing market terms, 4.3% were foreclosed or are in the process of foreclosure and none are in the process of refinancing or restructuring discussions.

     Included in fixed income securities are below investment grade assets totaling $3.66 billion and $2.76 billion at December 31, 2002 and 2001, respectively. The Company defines its below investment grade assets as those securities with a National Association of Insurance Commissioners ("NAIC") rating between 3 and 6, or a Moody's equivalent rating of "Ba" or lower, or a comparable company internal rating.

     At December 31, 2002, the carrying value of investments, excluding equity securities, that were non-income producing during 2002 was $5 million.

     At December 31, 2002, fixed income securities with a carrying value of $80 million were on deposit with regulatory authorities as required by law.

SECURITIES LENDING

     The Company participates in securities lending programs, primarily for investment yield enhancement purposes, with third parties, which mostly include large brokerage firms. At December 31, 2002 and 2001, fixed income securities with a carrying value of $1.04 billion and $964 million, respectively, have been loaned under these agreements. In return, the Company receives cash that is subsequently invested and included in Short-term investments and Fixed income securities with an offsetting liability recorded in Other Liabilities and accrued expenses to account for the Company's obligation to return the collateral. Interest income on collateral, net of fees, was $5 million, $6 million and $2 million, for the years ended December 31, 2002, 2001 and 2000, respectively.

7.   FINANCIAL INSTRUMENTS

     In the normal course of business, the Company invests in various financial assets, incurs various financial liabilities and enters into agreements involving derivative financial instruments and other off-balance-sheet financial instruments. The fair value estimates of financial instruments presented below are not necessarily indicative of the amounts the Company might pay or receive in actual market transactions. Potential taxes and other transaction costs have not been considered in estimating fair value. The disclosures that follow do not reflect the fair value of the Company as a whole since a number of the Company's significant assets (including DAC and Reinsurance recoverables, net) and liabilities (including Reserve for life-contingent contract benefits, Contractholder Funds pertaining to interest-sensitive life contracts and Deferred income taxes) are not considered financial instruments and are not carried at fair value. Other assets and liabilities considered financial instruments such as Accrued investment income and Cash are generally of a short-term nature. Their carrying values are deemed to approximate fair value.

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FINANCIAL ASSETS

     The carrying value and fair value of financial assets at December 31, are as follows:

                                                           2002                       2001
                                                  ----------------------     ---------------------
                                                  CARRYING        FAIR       CARRYING       FAIR
                                                   VALUE         VALUE        VALUE         VALUE
                                                  ---------     --------     --------     --------
(IN MILLIONS)
Fixed income securities                           $  44,805     $ 44,805     $ 37,226     $ 37,226
Mortgage loans                                        5,883        6,398        5,450        5,588
Equity securities                                       183          183          201          201
Short-term investments                                  839          839          672          672
Policy loans                                            692          692          673          673
Separate Accounts                                    11,125       11,125       13,587       13,587

     Fair values of publicly traded fixed income securities are based upon independent market quotations or dealer quotes. The fair value of non-publicly traded securities, primarily privately placed corporate obligations, is based on either widely accepted pricing valuation models which utilized internally developed ratings and independent third party data (e.g., term structures and current publicly traded bond prices) as inputs or independent third party pricing sources. Equity securities are valued based principally on independent market quotations. Mortgage loans are valued based on discounted contractual cash flows. Discount rates are selected using current rates at which similar loans would be made to borrowers with similar characteristics, using similar properties as collateral. Loans that exceed 100% loan-to-value are valued at the estimated fair value of the underlying collateral. Short-term investments are highly liquid investments with maturities of less than one year whose carrying values are deemed to approximate fair value. The carrying value of policy loans is deemed to approximate fair value. Separate Accounts assets are carried in the Consolidated Statements of Financial Position at fair value based on quoted market prices.

FINANCIAL LIABILITIES

     The carrying value and fair value of financial liabilities at December 31, are as follows:

                                                            2002                     2001
                                                  ----------------------     ---------------------
                                                  CARRYING        FAIR       CARRYING      FAIR
                                                   VALUE          VALUE       VALUE        VALUE
                                                  ---------     --------     --------     --------
(IN MILLIONS)
Contractholder funds on investment contracts      $  32,355     $ 32,601     $ 26,615     $ 26,572
Security repurchase agreements                        1,236        1,236        1,472        1,472
Separate Accounts                                    11,125       11,125       13,587       13,587

     Contractholder funds include interest-sensitive life insurance contracts and investment contracts. Interest-sensitive life insurance contracts are not considered to be financial instruments subject to fair value disclosure requirements. The fair value of investment contracts is based on the terms of the underlying contracts. Fixed annuities are valued at the account balance less surrender charges. GICs, FAs, and immediate annuities without life contingencies are valued at the present value of future benefits using current interest rates. Market value adjusted annuities' fair value is estimated to be the market adjusted surrender value. Equity-indexed annuity contracts' fair value approximates carrying value since the embedded equity options are carried at market value in the consolidated financial statements.

     Security repurchase agreements are valued at carrying value due to their short-term nature. Separate Accounts liabilities are carried at the fair value of the underlying assets.

DERIVATIVE FINANCIAL INSTRUMENTS

     The Company primarily uses derivative financial instruments to reduce its exposure to market risk (principally interest rate, equity price and foreign currency risk) and in conjunction with asset/liability management. The Company does not hold or issue these instruments for trading purposes.

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

     The following table summarizes the notional amount, credit exposure, fair value and carrying value of the Company's derivative financial instruments at December 31, 2002 as follows:

                                                                                                   CARRYING         CARRYING
                                                           NOTIONAL      CREDIT       FAIR          VALUE            VALUE
                                                            AMOUNT     EXPOSURE(1)   VALUE(1)      ASSETS(1)    (LIABILITIES)(1)
                                                          ----------   ----------   ----------    ----------    ----------------
(IN MILLIONS)
INTEREST RATE CONTRACTS
Interest rate swap agreements                             $    9,091   $      (42)  $     (307)   $      (42)      $     (265)
Financial futures contracts                                      384            -            -             -                -
Interest rate cap and floor agreements                         1,581            9           44             9               35
                                                          ----------   ----------   ----------    ----------       ----------
     Total interest rate contracts                            11,056          (33)        (263)          (33)            (230)
                                                          ----------   ----------   ----------    ----------       ----------
EQUITY AND INDEX CONTRACTS
Options, financial futures, and warrants                       1,099           10            5            10               (5)
                                                          ----------   ----------   ----------    ----------       ----------
FOREIGN CURRENCY CONTRACTS
Foreign currency swap agreements                               1,762          259          285           259               26
Foreign currency futures                                          11            -            -             -                -
                                                          ----------   ----------   ----------    ----------       ----------
     Total foreign currency contracts                          1,773          259          285           259               26
                                                          ----------   ----------   ----------    ----------       ----------
EMBEDDED DERIVATIVE FINANCIAL INSTRUMENTS
Conversion options in fixed income securities                    480          122          122           122                -
Equity-indexed options in life and annuity
   product contracts                                              65            -           32             -               32
Forward starting options in annuity product
   contracts                                                   1,363            -           (3)            -               (3)
Put options in variable product contracts                         48            -            -             -                -
Credit default swaps agreements                                   25            -           (2)           (2)               -
                                                          ----------   ----------   ----------    ----------       ----------
     Total embedded derivative financial
        instruments                                            1,981          122          149           120               29
                                                          ----------   ----------   ----------    ----------       ----------
OTHER DERIVATIVE FINANCIAL INSTRUMENTS
Synthetic guaranteed investment contracts                          6            -            -             -                -
Reinsurance of guaranteed minimum income
   annuitization options in variable contracts                    32            -           29            29                -
Forward contracts for TBA mortgage securities                      -            -            -             -                -
                                                          ----------   ----------   ----------    ----------       ----------
   Total other derivative financial instruments                   38            -           29            29                -
                                                          ----------   ----------   ----------    ----------       ----------
Total derivative financial instruments                    $   15,947   $      358   $      205    $      385       $     (180)
                                                          ==========   ==========   ==========    ==========       ==========

-----------
(1) CREDIT EXPOSURE AND CARRYING VALUE INCLUDE THE EFFECTS OF LEGALLY ENFORCEABLE MASTER NETTING AGREEMENTS. FAIR VALUE AND CARRYING VALUE OF THE ASSETS AND LIABILITIES EXCLUDE ACCRUED PERIODIC SETTLEMENTS WHICH ARE REPORTED IN ACCRUED INVESTMENT INCOME.

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

     The following table summarizes the notional amount, credit exposure, fair value and carrying value of the Company's derivative financial instruments at December 31, 2001 as follows:

                                                                                                   CARRYING         CARRYING
                                                           NOTIONAL      CREDIT        FAIR          VALUE           VALUE
                                                            AMOUNT     EXPOSURE(1)   VALUE(1)      ASSETS(1)    (LIABILITIES)(1)
                                                          ----------   -----------  ----------    ----------    ----------------
(IN MILLIONS)
INTEREST RATE CONTRACTS
Interest rate swap agreements                             $    5,887   $       15   $     (100)   $       15    $     (115)
Financial futures contracts                                      338            1            1             1             -
Interest rate cap and floor agreements                         1,536            -            1             -             1
                                                          ----------   ----------   ----------    ----------    ----------
     Total interest rate contracts                             7,761           16          (98)           16          (114)
                                                          ----------   ----------   ----------    ----------    ----------
EQUITY AND INDEX CONTRACTS
Options, financial futures, and warrants                       1,107           16           12            16            (4)
                                                          ----------   ----------   ----------    ----------    ----------
FOREIGN CURRENCY CONTRACTS
Foreign currency swap agreements                               1,544           26           28            26             2
                                                          ----------   ----------   ----------    ----------    ----------
EMBEDDED DERIVATIVE FINANCIAL INSTRUMENTS
Conversion options in fixed income securities                    588          173          173           173             -
Equity-indexed options in life and annuity
   product contracts                                              71            -          (44)            -           (44)
Forward starting options in annuity product
   contracts                                                   1,389            -           (5)            -            (5)
Put options in variable product contracts                         73            -            -             -             -
Credit default swaps agreements                                    -            -            -             -             -
                                                          ----------   ----------   ----------    ----------    ----------
     Total embedded derivative financial instruments           2,121          173          124           173           (49)
                                                          ----------   ----------   ----------    ----------    ----------
OTHER DERIVATIVE FINANCIAL INSTRUMENTS
Synthetic guaranteed investment contracts                          5            -            -             -             -
Reinsurance of guaranteed minimum income
   annuitization options in variable contracts                    41            -           12            12             -
Forward contracts for TBA mortgage securities                    470            7            7             7             -
                                                          ----------   ----------   ----------    ----------    ----------
   Total other derivative financial instruments                  516            7           19            19             -
                                                          ----------   ----------   ----------    ----------    ----------
Total derivative financial instruments                    $   13,049   $      238   $       85    $      250    $     (165)
                                                          ==========   ==========   ==========    ==========    ==========

----------
(1) CREDIT EXPOSURE AND CARRYING VALUE INCLUDE THE EFFECTS OF LEGALLY ENFORCEABLE MASTER NETTING AGREEMENTS. FAIR VALUE AND CARRYING VALUE OF THE ASSETS AND LIABILITIES EXCLUDE ACCRUED PERIODIC SETTLEMENTS WHICH ARE REPORTED IN ACCRUED INVESTMENT INCOME.

     The notional amounts specified in the contracts are used to calculate the exchange of contractual payments under the agreements, and are not representative of the potential for gain or loss on these agreements.

     Credit exposure represents the Company's potential loss if all of the counterparties failed to perform under the contractual terms of the contracts and all collateral, if any, became worthless. This exposure is measured by the fair value of contracts with a positive fair value at the reporting date reduced by the effect, if any, of master netting or collateral agreements.

     The Company manages its exposure to credit risk by utilizing highly rated counterparties, establishing risk control limits, executing legally enforceable master netting agreements and obtaining collateral where appropriate. The Company utilizes master netting agreements for all over-the-counter derivative transactions including interest rate swap, interest rate cap, and interest rate floor agreements. These agreements permit either party to net payments due for transactions covered by the agreements. Under the provisions of the agreements, collateral is either pledged or obtained when certain predetermined exposure limits are exceeded. To date, the Company has not incurred any losses on derivative financial instruments due to counterparty nonperformance. Other derivatives including futures and certain option contracts are traded on organized exchanges which require margin deposits and guarantee the execution of trades, thereby mitigating any potential credit risk associated with these transactions.

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

     Fair value, which is equal to the carrying value, is the estimated amount that the Company would receive (pay) to terminate the derivative contracts at the reporting date. For exchange traded derivative contracts, the fair value is based on dealer or exchange quotes. The fair value of non-exchange traded derivative contracts, including embedded derivative financial instruments subject to bifurcation, is based on either independent third party pricing sources or widely accepted pricing and valuation models which utilize independent third party data as inputs.

     The following table summarizes the counterparty credit exposure by counterparty credit rating at December 31, as it relates to interest rate swap, currency swap, interest rate cap and interest rate floor agreements.

($ IN MILLIONS)

                                      2002                                                         2001
              --------------------------------------------------------    -------------------------------------------------------
              NUMBER OF                                    EXPOSURE,      NUMBER OF                                   EXPOSURE,
               COUNTER-     NOTIONAL       CREDIT           NET OF         COUNTER-     NOTIONAL      CREDIT           NET OF
RATING(1)      PARTIES       AMOUNT      EXPOSURE(2)     COLLATERAL(2)     PARTIES       AMOUNT     EXPOSURE(2)     COLLATERAL(2)
----------    ---------     --------     -----------     -------------    ---------     --------    -----------     -------------
  AAA                 2     $  1,530     $         -     $           -            2     $  1,114    $         -     $           -
  AA+                 -            -               -                 -            1          746              -                 -
  AA                  2        1,399              91                24            5        2,119              -                 -
  AA-                 5        3,209               -                 -            6        3,787             34                20
  A+                  6        5,581             135                10            3        1,035              7                 7
   A                  1          716               -                 -            1          166              -                 -
              ---------     --------     -----------     -------------    ---------     --------    -----------     -------------
Total                16     $ 12,435     $       226     $          34           18     $  8,967    $        41     $          27
              =========     ========     ===========     =============    =========     ========    ===========     =============

(1)    RATING IS THE LOWER OF STANDARD & POOR'S OR MOODY'S RATINGS.

(2) FOR EACH COUNTERPARTY, ONLY OVER-THE-COUNTER DERIVATIVES WITH A NET POSITIVE MARKET VALUE ARE INCLUDED.

     Market risk is the risk that the Company will incur losses due to adverse changes in market rates and prices. Market risk exists for all of the derivative financial instruments the Company currently holds, as these instruments may become less valuable due to adverse changes in market conditions. The Company mitigates this risk through established risk control limits set by senior management. In addition, changes in fair value of the Company's derivative financial instruments used for risk management purposes are generally offset by the change in the fair value or cash flows of the hedged risk component of the related assets, liabilities or forecasted transactions.

     The Company reclassified pretax net losses of $259 thousand and pretax net gains of $4 million from Accumulated other comprehensive income to Net income during 2002 and 2001, respectively. These amounts related to cash flow hedges. During 2003, the Company expects to release an estimated $756 thousand of pretax net losses from Accumulated other comprehensive income to Net income. For the periods ending December 31, 2002 and 2001, the Company did not terminate any hedge of a forecasted transaction because it was no longer probable that the forecasted transaction would occur. Therefore, no gains or losses were reclassified from Accumulated other comprehensive income to Realized capital gains and losses related thereto.

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

     The following table summarizes the derivative instruments used by the Company. Included in the table is a description of the individual derivative instruments, the risk management strategies to which they relate, and the financial statement reporting for the derivative instruments including the classification of fair value changes and periodic accruals and settlements, if any, in the Company's consolidated financial statements as of and for the periods ending December 31, 2002 and 2001. Amounts reported are on a pre-tax basis.

                           DESCRIPTION AND
     INSTRUMENT        RISK MANAGEMENT STRATEGY       FINANCIAL STATEMENT REPORTING            2002                   2001
----------------------------------------------------------------------------------------------------------------------------------
                                                                                         ASSET /    INCOME /   ASSET /    INCOME /
                                                                                       (LIABILITY) (EXPENSE) (LIABILITY) (EXPENSE)
----------------------------------------------------------------------------------------------------------------------------------
INTEREST RATE
CONTRACTS:
   INTEREST RATE     DESCRIPTION                   STATEMENT OF FINANCIAL POSITION
   SWAP AGREEMENTS   Agreements to periodically
                     exchange the difference       -    Fair values are reported as
                     between two designated sets        follows:
                     of cash flows (fixed to            -   Other investments.          $   (42)             $    15
                     variable rate, variable to         -   Other liabilities and
                     fixed rate, or variable to             accrued expenses.              (265)                (115)
                     variable rate) based upon     -    When hedge accounting is
                     designated market rates or         applied, the carrying values
                     rate indices and a notional        of the hedged items are
                     amount.                            adjusted for changes in the
                                                        fair value of the hedged
                     Master netting agreements          risk.  The fair value of
                     are used to minimize credit        hedged risks are reported as
                     risk. In addition, when            follows:
                     applicable, parties are            -  Fixed income securities.         409                  123
                     required to post                   -  Mortgage loans.                   62                   10
                     collateral. As of December         -  Contractholder funds.           (141)                 (47)
                     31, 2002, the Company
                     pledged to counterparties     STATEMENT OF OPERATIONS
                     $12 million of securities     -    For hedge accounting, changes
                     as collateral, while               in fair value of the
                     holding $18 million of cash        instruments are matched
                     posted by counterparties as        together with changes in fair
                     collateral, for                    value of the hedged risks and
                     over-the-counter                   are reported as follows:
                     instruments.                           -   Net investment income.             $ (390)               $ (93)
                                                            -   Life and annuity
                     RISK MANAGEMENT STRATEGY                   contract benefits                      94                   47
                                                        -    Periodic accruals and
                     Primarily used to change                settlements are reported
                     the interest rate                       as follows:
                     characteristics of existing            -   Net investment income.               (178)                 (61)
                     assets or liabilities to               -   Life and annuity
                     facilitate asset-liability                 contract benefits                      50                   17
                     management.                   -    Hedge ineffectiveness is
                                                        reported as Realized capital
                                                        gains and losses.                             (15)                   6
                                                   -    When hedge accounting is not
                                                        applied, changes in fair
                                                        values of the instruments are
                                                        classified consistent with
                                                        the risk being hedged:
                                                        -    Periodic accruals
                                                             and settlements are
                                                             reported as Net
                                                             investment income.                        33                    7
                                                        -    Changes in fair value are
                                                             reported in Realized
                                                             capital gains and losses                  50                   (4)

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                            DESCRIPTION AND
     INSTRUMENT         RISK MANAGEMENT STRATEGY       FINANCIAL STATEMENT REPORTING            2002                2001
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                          ASSET /    INCOME /   ASSET /    INCOME /
                                                                                        (LIABILITY) (EXPENSE) (LIABILITY) (EXPENSE)
-----------------------------------------------------------------------------------------------------------------------------------
   FINANCIAL          DESCRIPTION                   STATEMENT OF FINANCIAL POSITION
   FUTURES CONTRACTS  Futures contracts are         Fair values are reported as
                      commitments to purchase or    follows:
                      sell designated financial          -  Other investments.           $     -              $     1
                      instruments at a future            -  Other liabilities and
                      date for a specified price            accrued expenses.                  -                    -
                      or yield. These contracts
                      are traded on organized       STATEMENT OF OPERATIONS
                      exchanges and cash settle     Changes in fair value of the
                      on a daily basis.  The        instruments, some of which are
                      exchange requires margin      recognized through daily cash
                      deposits as well as daily     settlements, are classified
                      cash settlements of           consistent with the risks being
                      margin. As of December 31,    hedged and are reported as
                      2002, the Company pledged     follows:
                      margin deposits in the             -  Realized capital gains
                      form of marketable                    and losses.                             $    2                $  (3)
                      securities totaling $3             -  Life and annuity contract
                      million.                              benefits.                                   (1)                   -

                      RISK MANAGEMENT STRATEGIES

                      Generally used to manage
                      interest rate risk related to
                      certain annuity contracts.
                      Financial futures are also
                      used to reduce interest rate
                      risk related to forecasted
                      purchases and sales of
                      marketable investment
                      securities.

   INTEREST RATE      DESCRIPTION                   STATEMENT OF FINANCIAL POSITION
   CAP AND FLOOR      In exchange for a premium,    Fair values are reported as
   AGREEMENTS         these contracts provide       follows:
                      the holder with the right          -   Other investments.          $     9              $     -
                      to receive at a future             -   Other liabilities and
                      date, the amount, if any,              accrued expenses.                35                    1
                      by which a specified
                      market interest rate          STATEMENT OF OPERATIONS
                      exceeds the fixed cap rate    Changes in fair value of the
                      or falls below the fixed      instruments are classified
                      floor rate, applied to a      consistent with the risks being
                      notional amount.              hedged.
                                                         -   Periodic accruals and
                      RISK MANAGEMENT STRATEGIES             settlements are reported
                      Used to reduce exposure to             as follows:
                      rising or falling interest            -   Net investment income.              $    -                $   -
                      rates relative to certain             -   Life and annuity
                      existing assets and                       contract benefits                        -                    -
                      liabilities in conjunction         -   Changes in fair values
                      with asset-liability                   are reported in Realized
                      management.                            capital gains and losses.                  (5)                  (1)

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                            DESCRIPTION AND
     INSTRUMENT         RISK MANAGEMENT STRATEGY       FINANCIAL STATEMENT REPORTING            2002                2001
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                          ASSET /    INCOME /   ASSET /    INCOME /
                                                                                        (LIABILITY) (EXPENSE) (LIABILITY) (EXPENSE)
-----------------------------------------------------------------------------------------------------------------------------------
EQUITY AND INDEX
CONTRACTS:
   OPTIONS,           DESCRIPTION                   STATEMENT OF FINANCIAL POSITION
   FINANCIAL          These indexed instruments     Fair values are reported as
   FUTURES, AND       provide returns at            follows:
   WARRANTS           specified or optional              -  Equity securities.           $     8              $    15
                      dates based upon a                 -  Other investments.                 2              $     1
                      specified index applied            -   Other liabilities and
                      to the instrument's                    accrued expenses.                (5)                  (5)
                      notional amount. Index
                      futures are traded on         STATEMENT OF OPERATIONS
                      organized exchanges and       Changes in fair values of the
                      cash settle on a daily        instruments, some of which are
                      basis.  The exchange          recognized through daily cash
                      requires margin deposits      settlements, are classified with
                      as well as daily cash         the risk being hedged and are
                      settlements of margin.        reported as follows:
                      The Company pledged $43            -  Life and annuity
                      million of securities in              contract benefits.                      $  (66)               $ (56)
                      the form of margin                 -  Realized capital gains
                      deposits as of December               and losses.                                  1                    -
                      31, 2002. Stock warrants
                      provide the right to
                      purchase common stock at
                      predetermined prices.

                      RISK MANAGEMENT STRATEGIES
                      Indexed instruments are
                      primarily utilized to reduce
                      the market risk associated
                      with certain annuity
                      contracts. Stock warrants are
                      generally received in
                      connection with the purchase
                      of debt or preferred stock
                      investments.

FOREIGN CURRENCY
CONTRACTS:

   FOREIGN CURRENCY   DESCRIPTION                   STATEMENT OF FINANCIAL POSITION
   SWAP AGREEMENTS    These contracts involve       -  Fair values are reported as
                      the periodic exchange of         follows:
                      consideration based on             -  Other investments.           $   259              $    26
                      relative changes in two            -   Other liabilities and
                      designated currencies                  accrued expenses.                26                    2
                      and, if applicable,                -  Fixed income securities.           -                   (6)
                      differences between fixed     -    Since hedge accounting is
                      rate and variable cash             applied, carrying value of
                      flows or two different             the hedged item,
                      variable cash flows, all           Contractholder funds, is
                      based on a pre-determined          adjusted for changes in the
                      notional amount.  As of            fair value of the hedged
                      December 31, 2002,                 risk.                              (285)                 (22)
                      counterparties pledged
                      $176 million in cash to       STATEMENT OF OPERATIONS
                      the Company under             -    Changes in fair value of
                      existing agreements for            the instruments are matched
                      over-the-counter foreign           together with the changes
                      currency swap agreements.          in fair values of the
                                                         hedged risks and reported
                      RISK MANAGEMENT STRATEGIES         in Life and annuity
                      These agreements are               contract benefits.                         $ (263)               $ (22)
                      entered into primarily to     -    Periodic accruals and
                      manage the foreign                 settlements are reported in
                      currency risk associated           Life and annuity contract
                      with issuing foreign               benefits                                      (30)                 (43)
                      currency denominated          -    Hedge ineffectiveness would
                      funding agreements. In             be reported in Realized
                      addition to hedging                gains and losses.                               -                    -
                      foreign currency risk,
                      they may also change the
                      interest rate
                      characteristics of the
                      funding agreements.

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                            DESCRIPTION AND
     INSTRUMENT         RISK MANAGEMENT STRATEGY       FINANCIAL STATEMENT REPORTING            2002                2001
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                          ASSET /    INCOME /   ASSET /    INCOME /
                                                                                        (LIABILITY) (EXPENSE) (LIABILITY) (EXPENSE)
-----------------------------------------------------------------------------------------------------------------------------------
   FOREIGN CURRENCY   DESCRIPTION                   STATEMENT OF FINANCIAL POSITION
   FUTURES CONTRACTS  The contracts are traded      Fair values are reported as
                      on domestic and foreign       follows:
                      organized exchanges           -  Other investments.                $     -              $     -
                      covering various              -  Other liabilities and accrued
                      currencies and cash              expenses.                               -                    -
                      settle on a daily basis.
                      The exchange requires         STATEMENT OF OPERATIONS
                      margin deposits as well       Changes in fair value of the
                      as daily cash settlements     instruments are reported
                      of margin. These contracts    consistent with the risks being
                      represent standard agreements hedged in Life and annuity
                      to buy or sell a foreign      contracts benefits.                             $    1                $   -
                      currency at a specified rate
                      at a specified future date.
                      As of December 31, 2002, the
                      Company had pledged margin
                      deposits in the form of
                      marketable securities
                      totaling $1 million.

                      RISK MANAGEMENT STRATEGIES
                      These contracts are used to
                      hedge the currency risk
                      associated with certain
                      funding agreements and
                      variable contract features.

EMBEDDED
DERIVATIVE
FINANCIAL
INSTRUMENTS:

  CONVERSION          DESCRIPTION                   STATEMENT OF FINANCIAL POSITION
  OPTIONS IN FIXED    These securities have         Fair value is reported together
  INCOME SECURITIES   embedded options, which       with the host contracts in Fixed
                      provide the Company with      income securities.                   $   122              $   173
                      the right to convert the
                      instrument into a             STATEMENT OF OPERATIONS
                      predetermined number of       Changes in fair value are
                      shares of common stock.       reported in Realized capital
                      Securities owned and          gains and losses.                               $  (55)               $ (70)
                      subject to bifurcation
                      include convertible bonds
                      and convertible
                      redeemable preferred
                      stocks.

  EQUITY INDEXED      DESCRIPTION                   STATEMENT OF FINANCIAL POSITION
  OPTIONS IN LIFE     These contracts provide       Fair value is reported together
  AND ANNUITY         the owner with returns        with the host contracts in
  PRODUCT CONTRACTS   based upon a designated       Contractholder funds.                $    32              $   (44)
                      participation percentage
                      in positive changes in the    STATEMENT OF OPERATIONS
                      S&P 500 index, subject to     Changes in fair value are
                      specified limits. Contracts   reported in Life and annuity
                      include options providing     contract benefits.                              $   76                $ (44)
                      equity-indexed returns.

  FORWARD STARTING    DESCRIPTION                   STATEMENT OF FINANCIAL POSITION
  OPTIONS IN          These contracts provide       Fair value is reported together
  ANNUITY PRODUCT     the owner with returns        with the host contracts in
  CONTRACTS           based upon a designated       Contractholder funds.                $    (3)             $    (5)
                      participation percentage
                      in positive changes in        STATEMENT OF OPERATIONS
                      the S&P 500 index,            Changes in fair value are
                      subject to specified          reported in Realized capital
                      limits.                       gains and losses.                               $    2                $  (5)

                      Contracts include options to
                      renew the contract, which
                      provides guaranteed minimum
                      levels of participation in
                      equity-indexed returns.

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                            DESCRIPTION AND
     INSTRUMENT         RISK MANAGEMENT STRATEGY       FINANCIAL STATEMENT REPORTING            2002                2001
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                          ASSET /    INCOME /   ASSET /    INCOME /
                                                                                        (LIABILITY) (EXPENSE) (LIABILITY) (EXPENSE)
-----------------------------------------------------------------------------------------------------------------------------------
  PUT OPTIONS IN      DESCRIPTION                   STATEMENT OF FINANCIAL POSITION
  VARIABLE PRODUCT    Amounts deposited during      Fair value is reported together
  CONTRACTS           a free-look period are        with the host contracts in
                      required to be refunded,      Contractholder funds; amounts
                      if demanded by the            are insignificant.                   $     -              $     -
                      contractholder,
                      regardless of the             STATEMENT OF OPERATIONS
                      performance of the funds      Changes in fair value are
                      during the period.            reported in Realized capital
                                                    gains and losses; amounts are
                      Due to certain states'        insignificant.                                  $    -                $   -
                      regulatory requirements,
                      certain variable product
                      contract liabilities
                      contain these embedded
                      derivatives.

CREDIT DEFAULT SWAP   DESCRIPTION                   STATEMENT OF FINANCIAL POSITION
AGREEMENTS            These agreements provide      Fair value is reported together
                      for the receipt of fees       with the host contracts in Fixed
                      as compensation to accept     income securities.                   $    (2)             $     -
                      the credit risk of a
                      specified entity.  In the     STATEMENT OF OPERATIONS
                      event a specified credit      -    The premiums received are
                      event occurs the Company           reported in Net investment
                      would no longer receive            income; amounts are
                      fees and would be                  insignificant.                             $    -                $   -
                      obligated to make a           -    Changes in fair value are
                      payment to the                     reported in Realized
                      counterparty.                      capital gains and losses.                      (2)                   -
                                                    -    Losses from credit events
                      RISK MANAGEMENT STRATEGY           would also be reported in
                      Certain structured                 Realized capital gains and
                      securities include                 losses.                                         -                    -
                      embedded credit default
                      swaps that are subject to
                      bifurcation. Credit
                      default swap agreements
                      are used to gain exposure
                      to desirable credit risks.

OTHER DERIVATIVE      DESCRIPTION                   STATEMENT OF FINANCIAL POSITION
FINANCIAL             Products sold primarily       Fair value would be reported in
INSTRUMENTS:          to pension trusts to          Contractholder funds.                $     -              $     -
   SYNTHETIC          support elements of their
   GUARANTEED         defined contribution          STATEMENT OF OPERATIONS
   INVESTMENT         plans.  Fees are received     -    Periodic accruals and
   PRODUCT CONTRACTS  in exchange for                    settlements would be
                      guarantees provided for            reported in Life and
                      reimbursement of certain           annuity contract benefits.                 $    -                $   -
                      market value losses on        -    Changes in fair value of
                      the plan's asset                   the options would be
                      portfolio in the event             reported in Realized
                      the plan experiences               capital gains and losses.                       -                    -
                      heavy withdrawal activity.

                      These off balance sheet
                      liability contracts are
                      economically similar to put
                      options written by the
                      Company.

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                            DESCRIPTION AND
     INSTRUMENT         RISK MANAGEMENT STRATEGY       FINANCIAL STATEMENT REPORTING            2002                2001
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                          ASSET /    INCOME /   ASSET /    INCOME /
                                                                                        (LIABILITY) (EXPENSE) (LIABILITY) (EXPENSE)
-----------------------------------------------------------------------------------------------------------------------------------
   REINSURANCE OF     DESCRIPTION                   STATEMENT OF FINANCIAL POSITION
   GUARANTEED         Reinsurance agreements        -    Fair value is reported in
   MINIMUM INCOME     for a product feature in           Other assets.                   $    29              $    12
   ANNUITIZATION      variable product              -    Since hedge accounting is
   OPTIONS IN         contracts are deemed to            applied, the carrying value
   VARIABLE PRODUCT   be derivative instruments.         of the hedged item,
   CONTRACTS                                             Contractholder funds, is
                      RISK MANAGEMENT STRATEGY           adjusted for changes in the
                      These agreements are used          fair value of the hedged
                      to transfer to the                 risk.                               (29)                 (12)
                      reinsurer a portion of
                      the investment risk of        STATEMENT OF OPERATIONS
                      guaranteed minimum income     For hedge accounting changes in
                      annuitization options         fair value of the instrument are
                      offered in certain            matched together with changes in
                      variable contracts.           fair value of the hedged risk
                                                    and reported in Life and annuity
                                                    contract benefits.                              $   17                $  12

   FORWARD            DESCRIPTION                   STATEMENT OF FINANCIAL POSITION
   CONTRACTS FOR      These agreements represent    Fair value is reported in Fixed
   TBA MORTGAGE       forward contracts to income   securities.                          $     -              $     7
   SECURITIES         purchase highly liquid TBA
                      mortgage-backed securities.   STATEMENT OF OPERATIONS
                      Certain of these contracts    Changes in fair value are
                      are viewed as derivatives.    reported in Realized capital
                                                    gains and losses.                               $   (1)               $   4
                      RISK MANAGEMENT STRATEGY
                      These forward contracts are
                      used to reduce interest rate
                      and price risk related to
                      forecasted purchases of TBA
                      mortgage securities.

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

     OFF-BALANCE-SHEET FINANCIAL INSTRUMENTS

     The contractual amounts and fair values of off-balance-sheet financial instruments at December 31, are as follows:

                                                                    2002                            2001
                                                          --------------------------     --------------------------
                                                          CONTRACTUAL        FAIR        CONTRACTUAL        FAIR
                                                            AMOUNT           VALUE         AMOUNT           VALUE
                                                          -----------     ----------     -----------     ----------
(IN MILLIONS)
Commitments to invest                                     $        51     $        -     $        49     $        -
Commitments to purchase private placement securities               69              -             119              -
Commitments to extend mortgage loans                               62              1              32              -
Credit guarantees                                                  29             (1)             49             (2)

     Except for credit guarantees, the contractual amounts represent the amount at risk if the contract is fully drawn upon, the counterparty defaults and the value of any underlying security becomes worthless. Unless noted otherwise, the Company does not require collateral or other security to support off-balance-sheet financial instruments with credit risk.

     Commitments to invest generally represent commitments to acquire financial interests or instruments. The Company enters into these agreements to allow for additional participation in certain limited partnership investments. Because the equity investments in the limited partnerships are not actively traded, it is not practicable to estimate the fair value of these commitments.

     Private placement commitments represent conditional commitments to purchase private placement debt and equity securities at a specified future date. The Company regularly enters into these agreements in the normal course of business. The fair value of these commitments generally cannot be estimated on the date the commitment is made as the terms and conditions of the underlying private placement securities are not yet final.

     Commitments to extend mortgage loans are agreements to lend to a borrower provided there is no violation of any condition established in the contract. The Company enters these agreements to commit to future loan fundings at predetermined interest rates. Commitments generally have fixed expiration dates or other termination clauses. The fair value of these commitments are estimated based upon discounted contractual cash flows, adjusted for changes in current rates at which loans would be made to borrowers with similar credit risk using similar properties as collateral.

     Credit guarantees represent conditional commitments included in certain fixed income securities owned by the Company. These commitments provide for obligations to exchange credit risk or to forfeit principal due, depending on the nature or occurrence of credit events for the referenced entities. The Company enters into these transactions in order to achieve higher yields than direct investment in referenced entities. The fees for assuming the conditional commitments are reflected in the interest receipts reported in Net investment income over the lives of the contracts. The fair value of the credit guarantees are estimates of the conditional commitments only and are calculated using quoted market prices or valuation models, which incorporate external market data.

     In the event of bankruptcy or other default of the referenced entities, the Company's maximum amount at risk, assuming the value of the referenced credits becomes worthless, is the fair value of the subject fixed income securities, which totaled $28 million at December 31, 2002. The Company includes the impact of credit guarantees in its analysis of credit risk, and the referenced credits were current to their contractual terms at December 31, 2002.

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

8.   DEFERRED POLICY ACQUISITION COSTS

     Deferred policy acquisition costs for the years ended December 31, are as follows:

                                                             2002            2001           2000
                                                          -----------     ----------     -----------
(IN MILLIONS)
BALANCE, BEGINNING OF YEAR                                $     2,997     $    2,926     $     2,675
Acquisition costs deferred                                        666            637             797
Amortization charged to income                                   (418)          (365)           (418)
Effect of unrealized gains and losses                            (330)          (201)           (128)
                                                          -----------     ----------     -----------

BALANCE, END OF YEAR                                      $     2,915     $    2,997     $     2,926
                                                          ===========     ==========     ===========

9.   RESERVE FOR LIFE-CONTINGENT CONTRACT BENEFITS AND CONTRACTHOLDER FUNDS

     At December 31, the Reserve for life-contingent contract benefits consists of the following:

                                                                             2002           2001
                                                                          ----------     -----------
(IN MILLIONS)
Immediate annuities:
  Structured settlement annuities                                         $    5,725     $     5,024
  Other immediate annuities                                                    2,096           1,870
Traditional Life                                                               1,693           1,567
Other                                                                            233             171
                                                                          ----------     -----------

Total Reserve for life-contingent contract benefits                       $    9,747     $     8,632
                                                                          ==========     ===========

     The following table highlights the key assumptions generally utilized in calculating the Reserve for life-contingent contract benefits:

                                                                          INTEREST                ESTIMATION
             PRODUCT                     MORTALITY/MORBIDITY                RATE                    METHOD
----------------------------------  ------------------------------  ---------------------  -------------------------
Structured settlement annuities     U.S. population with            Interest rate          Present value of
                                    projected calendar year         assumptions range      contractually specified
                                    improvements; age setbacks      from 5.5% to 11.7%     future benefits
                                    for impaired lives grading
                                    to standard

Other immediate annuities           1983 group annuity mortality    Interest rate          Present value of
                                    table                           assumptions range      expected future
                                                                    from 2.0% to 11.5%     benefits based on
                                                                                           historical experience

Traditional life                    Actual company experience       Interest rate          Net level premium
                                    plus loading                    assumptions range      reserve method using
                                                                    from 4.0% to 11.3%     the Company's
                                                                                           withdrawal experience
                                                                                           rates

Other                               Actual company experience                              Unearned premium;
                                    plus loading                                           additional contract
                                                                                           reserves as for
                                                                                           traditional life

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

     To the extent the unrealized gains on fixed income securities would result in a premium deficiency had those gains actually been realized, a premium deficiency reserve has been recorded for structured settlement annuities and for certain immediate annuities with life contingencies. A liability of $797 million and $212 million is included in the Reserve for life-contingent contract benefits with respect to this deficiency for the years ended December 31, 2002 and 2001, respectively. The offset to this liability is recorded as a reduction, net of taxes, of the unrealized net capital gains included in Accumulated other comprehensive income.

     At December 31, Contractholder funds consists of the following:

                                                                             2002            2001
                                                                          ----------     -----------
(IN MILLIONS)
Interest-sensitive life                                                   $    6,037     $     5,734
Investment contracts:
   Immediate annuities                                                         2,550           2,293
   Fixed annuities                                                            21,232          16,688
   Guaranteed investment contracts                                             1,903           2,279
   Funding agreements (non-putable)                                            5,199           3,557
   Funding agreements (putable/callable)                                       1,937           1,750
                                                                          ----------     -----------

     Total Contractholder funds                                           $   38,858     $    32,301
                                                                          ==========     ===========

     The following table highlights the key contract provisions that determine Contractholder funds:

                                                INTEREST
             PRODUCT                              RATE                          WITHDRAWAL/SURRENDER CHARGES
----------------------------------  ---------------------------------- -----------------------------------------------
Interest-sensitive life             Interest rates credited range      Either a percentage of account balance or
                                    from 2.0% to 7.8%                  dollar amount grading off generally over 20
                                                                       years

Immediate and fixed annuities       Interest rates credited range      Either a declining or a level percentage
                                    from 2.2% to 10.2% for immediate   charge generally over nine years or less.
                                    annuities and 0% to 10.7% for      Additionally, approximately 29.5% of fixed
                                    fixed annuities (which include     annuities are subject to a market value
                                    equity-indexed annuities whose     adjustment.
                                    returns are indexed to the S&P
                                    500)

Guaranteed investment contracts     Interest rates credited range      Generally not subject to discretionary
                                    from 2.95% to 8.5%                 withdrawal

Funding agreements                  Interest rates credited range      Not Applicable
 (non-putable)                      from 1.51% to 7.21% (excluding
                                    currency-swapped medium-term
                                    notes)

Funding agreements                  Interest rates credited range      Not Applicable
 (putable/callable)                 from 1.4% to 8.5%

     Contractholder funds include FAs sold to SPEs issuing medium-term notes. The SPEs, Allstate Life Funding, LLC and Allstate Financial Global Funding, LLC are used exclusively for the Company's FAs supporting medium-term note programs. The assets and liabilities of Allstate Life Funding, LLC are included on the Consolidated Statements of Financial Position. The Company classifies the medium-term notes issued by Allstate Life Funding, LLC as Contractholder funds, using accounting treatment similar to that of its other investment contracts. The assets and liabilities of Allstate Financial Global Funding, LLC are not included on the Consolidated Statements of Financial Position due to the existence of a sufficient equity ownership interest by an unrelated third party in this entity. The Company classifies the FAs issued to Allstate Financial Global Funding, LLC as Contractholder funds. The Corporation's management does not have an ownership interest in the SPEs.

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

     Contractholder funds activity for the year ended December 31, was as follows:

                                                                             2002           2001
                                                                          ----------     -----------
(IN MILLIONS)
Balance, beginning of year                                                $   32,301     $    27,676
   Deposits                                                                    8,917           7,860
   Surrenders and withdrawals                                                 (3,149)         (3,211)
   Death benefits                                                               (429)           (415)
   Interest credited to contractholder funds                                   1,691           1,670
   Transfers (to) from Separate Accounts                                        (458)         (1,014)
   Other adjustments                                                             (15)           (265)
                                                                          ----------     -----------
Balance, end of year                                                      $   38,858     $    32,301
                                                                          ==========     ===========

10.  REINSURANCE

     The Company purchases reinsurance to limit aggregate and single losses on large risks. The Company continues to have primary liability as a direct insurer for risks reinsured. Estimating amounts of reinsurance recoverable is impacted by the uncertainties involved in the establishment of loss reserves. Failure of reinsurers to honor their obligations could result in losses to the Company.

     The Company reinsures certain of its risks to other reinsurers under yearly renewable term, coinsurance, and modified coinsurance agreements. Yearly renewable term and coinsurance agreements result in the passing of a portion of the risk to the reinsurer. Generally, the reinsurer receives a proportionate amount of the premiums less commissions and is liable for a corresponding proportionate amount of all benefit payments. Modified coinsurance is similar to coinsurance except that the cash and investments that support the liability for contract benefits are not transferred to the assuming company, and settlements are made on a net basis between the companies.

     The Company has a coinsurance contract with Columbia, an affiliate of the Company, to assume 100% of fixed annuity business inforce as of June 30, 2000 and new business as written. In addition, the Company has a modified coinsurance contract with Columbia to assume 100% of traditional life and accident and health business inforce on the effective date of July 1, 2000 and new business as written. Both agreements are continuous but may be terminated by either party with 30 days notice, material breach by either party, or by Columbia in the event of the Company's non-payment of reinsurance amounts due. As of May 31, 2001, Columbia ceased issuing new contracts. During 2002, 2001 and 2000, the Company assumed $19 million, $21 million and $10 million, respectively, in premiums and contract charges from Columbia.

     The Company has a coinsurance contract to assume 100% of all credit insurance written by AIC. This agreement is continuous but may be terminated by either party with 60 days notice. The Company assumed $18 million, $29 million and $29 million in premiums from AIC for the years ended December 31, 2002, 2001 and 2000, respectively.

     The Company has a contract to assume 100% of all insurance written by Sears Life Insurance Company ("SLIC"). This agreement is continuous but may be terminated by either party with 60 days notice. The Company assumed $76 million, $64 million and $38 million in premiums from SLIC for the years ended December 31, 2002, 2001 and 2000, respectively.

     On January 2, 2001, the Company acquired blocks of business from American Maturity via coinsurance contracts. Pursuant to the terms of the coinsurance contracts, the Company assumed: variable annuities, market value adjusted annuities, equity-indexed annuities, fixed annuities, and immediate annuities. The Company received assets consisting primarily of cash, investments and accrued investment income with a fair value in an amount equal to the corresponding assumed reserves for life contingent contract benefits and contractholder funds.

     The Company has an administrative services agreement with respect to a block of variable annuity contracts. Pursuant to the terms of the agreement, the Company provides insurance contract administration and financial services. As part of the agreement, the Company assumed via coinsurance 100% of the general account portion of these contracts (85% for business written in New York) with an aggregate account value of $37 million and $32 million as of December 31, 2002 and 2001, respectively. The Company paid $65 million, which was capitalized as present value of future profits and will be subsequently amortized into income over 20 years, for the right to receive future contract charges and fees on the block of variable annuity

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

contracts, which has an aggregate account value of $478 million and $795 million as of December 31, 2002 and 2001, respectively. During 2002, 2001 and 2000, the Company earned contract charges and fees assessed to contractholder fund balances of $5 million, $8 million, and $17 million, respectively.

     The Company cedes 90%, 80% or 60% of the mortality risk on certain life policies, depending upon the issue year and product, to a pool of eleven reinsurers that are not affiliated with the Company or the Corporation. Beginning in November 1998, the Company cedes mortality risk on new business in excess of $2 million per life for individual coverage. For business sold prior to 1998, the Company ceded mortality risk in excess of $1 million per life for individual coverage. As of December 31, 2002, $156.51 billion of life insurance in force was ceded to other companies.

     The Company has a modified coinsurance contract with Allstate Re, an affiliate of the Company, to cede 50% of certain fixed annuity business issued under a distribution agreement with PNC Bank NA ("PNC"). Under the terms of the contract, a trust has been established to provide protection to the Company for ceded liabilities. This agreement is continuous but may be terminated by either party with 60 days notice. Furthermore, Allstate Re then cedes this business to Alpine Indemnity Limited ("Alpine"), a subsidiary of PNC, via a modified coinsurance contract. During 2002, 2001 and 2000, the Company ceded $329 thousand, $236 thousand and $228 thousand, respectively, in contract charges to Allstate Re.

     In addition, the Company has a modified coinsurance contract with Alpine to cede 50% of certain variable annuity business issued on or after May 1, 1999 under a distribution agreement with PNC. This agreement is continuous but may be terminated by either party with 120 days notice.

     The Company has entered into reinsurance agreements in conjunction with the disposition of certain blocks of business.

     Amounts recoverable from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Management believes the recoverables are appropriately established. No single reinsurer has a material obligation to the Company nor is the Company's business substantially dependent upon any reinsurance contract.

     The effects of reinsurance on premiums and contract charges for the years ended December 31, are as follows:

                                                             2002            2001           2000
                                                          -----------     ----------     -----------
(IN MILLIONS)
PREMIUMS AND CONTRACT CHARGES
Direct                                                    $     2,150     $    2,085     $     2,075
Assumed
   Affiliate                                                       43             41              39
   Non-affiliate                                                   76             64              55
Ceded--non-affiliate                                             (393)          (323)           (302)
                                                          -----------     ----------     -----------
   Premiums and contract charges, net of reinsurance      $     1,876     $    1,867     $     1,867
                                                          ===========     ==========     ===========

     The effects of reinsurance on Life and annuity contract benefits for the years ended December 31, are as follows:

                                                             2002            2001           2000
                                                          -----------     ----------     -----------
(IN MILLIONS)
LIFE AND ANNUITY CONTRACT BENEFITS
Direct                                                    $     1,881     $    1,693     $     1,633
Assumed
   Affiliate                                                       11             36              29
   Non-affiliate                                                   38             33              20
Ceded--non-affiliate                                             (387)          (277)           (243)
                                                          -----------     ----------     -----------

Life and annuity contract benefits, net of
reinsurance                                               $     1,543     $    1,485     $     1,439
                                                          ===========     ==========     ===========

     Reinsurance recoverables in the Company's Consolidated Statements of Financial Position were $1.06 billion and $950 million, at December 31, 2002 and 2001, respectively. The reinsurance recoverable and reinsurance payable balances pertaining to related party reinsurance agreements were not material at December 31, 2002 and 2001, respectively.

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11.  COMMITMENTS, GUARANTEES AND CONTINGENT LIABILITIES

     The Company leases certain office facilities and computer equipment. Total rent expense for all leases was $2 million, $3 million and $1 million in 2002, 2001 and 2000, respectively.

     Minimum rental commitments under noncancelable operating leases with an initial or remaining term of more than one year as of December 31, 2002 are as follows:

                                                                    (IN MILLIONS)
     2003                                                           $          1
     2004                                                                      1
     2005                                                                      -
     2006                                                                      -
     2007                                                                      -
     Thereafter                                                                -
                                                                    ------------
                                                                    $          2
                                                                    ============

GUARANTEES

     The Company owns certain fixed income securities which contain credit default swaps or credit guarantees which provide for obligations to exchange credit risk or to forfeit principal due, depending on the nature or occurrence of specified credit events for the referenced entities. In the event of a specified credit event, the Company's maximum potential amount of future payments, assuming the value of the referenced credits become worthless, is $54 million at December 31, 2002. The credit default swaps and credit guarantees contained in these fixed income securities expire on various dates during the next four years.

     Lincoln Benefit Life ("LBL"), a wholly owned subsidiary of ALIC, has issued universal life insurance contracts to third parties who finance the premium payments on the universal life insurance contracts through a commercial paper program. LBL has issued a repayment guarantee on the outstanding commercial paper balance which is fully collateralized by the cash surrender value of the universal life insurance contracts. At December 31, 2002, the amount due under the commercial paper program is $300 million and the cash surrender value of the policies is $306 million. The repayment guarantee expires March 31, 2003 but may be extended at LBL's option.

     In the normal course of business, the Company provides standard indemnifications to counterparties in contracts in connection with numerous transactions including indemnifications for breaches of representations and warranties, taxes and certain other liabilities such as third party lawsuits. The indemnification clauses are often standard contractual terms and were entered into in the normal course of business based on an assessment that the risk of loss would be remote. The terms of the indemnifications vary in duration and nature. In many cases, the maximum obligation is not explicitly stated and the contingencies triggering the obligation to indemnify have not occurred and are not expected to occur. Because the obligated amounts of the indemnifications are not explicitly stated in many cases, the maximum amount of the obligation under such indemnifications is not determinable. Historically, the Company has not made any material payments pursuant to these obligations, and consistent with the expectation that the risk of loss is remote, the liability balance related to these obligations as of December 31, 2002 was not material.

REGULATIONS AND LEGAL PROCEEDINGS

     The Company is subject to changing social, economic and regulatory conditions. State and federal regulatory initiatives and proceedings have varied and have included efforts to remove barriers preventing banks from engaging in the securities and insurance businesses, to change tax laws affecting the taxation of insurance companies and the tax treatment of insurance products which may impact the relative desirability of various personal investment products and to expand overall regulation. The ultimate changes and eventual effects, if any, of these initiatives are uncertain.

     The Company sells its products through a variety of distribution channels including Allstate agencies. Consequently, the outcome of certain legal proceedings that involve AIC regarding the Allstate agencies may have an impact on the Company.

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

     AIC is defending various lawsuits involving worker classification issues. Examples of these lawsuits include a number of putative class actions challenging the overtime exemption claimed by AIC under the Fair Labor Standards Act or state wage and hour laws. These class actions mirror similar lawsuits filed recently against other carriers in the industry and other employers. Another example involves the worker classification of staff working in agencies. In this putative class action, plaintiffs seek damages under the Employee Retirement Income Security Act ("ERISA") and the Racketeer Influenced and Corrupt Organizations Act alleging that agency secretaries were terminated as employees by AIC and rehired by agencies through outside staffing vendors for the purpose of avoiding the payment of employee benefits. A putative nationwide class action filed by former employee agents also includes a worker classification issue; these agents are challenging certain amendments to the Agents Pension Plan and are seeking to have exclusive agent independent contractors treated as employees for benefit purposes. AIC has been vigorously defending these and various other worker classification lawsuits. The outcome of these disputes is currently uncertain.

     In addition, on August 6, 2002 a petition was filed with the National Labor Relations Board ("NLRB") by the United Exclusive Allstate Agents, Office and Professional Employees International Union (the "OPEIU"), seeking certification as the collective bargaining representative of all Allstate agents in the United States. On December 2, 2002, the Chicago Regional Director of the NLRB dismissed the petition, agreeing with AIC's position that the agents are independent contractors, not employees, and that, consequently, the NLRB lacks jurisdiction over the issue. The OPEIU has requested that the NLRB in Washington, D.C. review the dismissal by the Chicago Regional Director. The request for appeal has not been accepted yet. If it is, AIC will vigorously oppose the appeal. The outcome is currently uncertain.

     AIC is also defending certain matters relating to its agency program reorganization announced in 1999. These matters include an investigation by the U.S. Department of Labor and a lawsuit filed in December 2001 by the U.S. Equal Employment Opportunity Commission ("EEOC") with respect to allegations of retaliation under the Age Discrimination in Employment Act, the Americans with Disabilities Act and Title VII of the Civil Rights Act of 1964. A putative nationwide class action has also been filed by former employee agents alleging various violations of ERISA, breach of contract and age discrimination. AIC has been vigorously defending these lawsuits and other matters related to its agency program reorganization. In addition, AIC is defending certain matters relating to its life agency program reorganization announced in 2000. These matters include an investigation by the EEOC with respect to allegations of age discrimination and retaliation. AIC is cooperating fully with the agency investigation and will continue to vigorously defend these and other claims related to the life agency program reorganization. The outcome of these disputes is currently uncertain.

     The Company is defending various lawsuits and regulatory proceedings that allege that it engaged in business or sales practices inconsistent with state or federal law. The Company has been vigorously defending these matters but their outcome is currently uncertain.

     Various other legal and regulatory actions are currently pending that involve the Company and specific aspects of its conduct of business. Like other members of the insurance industry, the Company is the target of an increasing number of class action lawsuits and other types of litigation, some of which involve claims for substantial and/or indeterminate amounts (including punitive and treble damages) and the outcomes of which are unpredictable. This litigation is based on a variety of issues including insurance and claim settlement practices. However, at this time, based on their present status, it is the opinion of management that the ultimate liability, if any, in one or more of these other actions in excess of amounts currently reserved is not expected to have a material effect on the results of operations, liquidity or financial position of the Company.

GUARANTY FUNDS

     Under state insurance guaranty fund laws, insurers doing business in a state can be assessed, up to prescribed limits, for certain obligations of insolvent insurance companies to policyholders and claimants. Amounts assessed to each company are typically related to its proportion of business written in a particular state. The Company's expenses related to these funds have been immaterial.

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12.  INCOME TAXES

     ALIC and its eligible domestic subsidiaries (the "Allstate Life Group") join with the Corporation (the "Allstate Group") in the filing of a consolidated federal income tax return and are party to a federal income tax allocation agreement (the "Allstate Tax Sharing Agreement"). Under the Allstate Tax Sharing Agreement, the Allstate Life Group pays to or receives from the Corporation the amount, if any, by which the Allstate Group's federal income tax liability is affected by virtue of inclusion of the Allstate Life Group in the consolidated federal income tax return. Effectively, this results in the Allstate Life Group's annual income tax provision being computed, with adjustments, as if the Allstate Life Group filed a separate return. Certain domestic subsidiaries are not eligible to join in the consolidated federal income tax return and file a separate tax return.

     Prior to July 1, 1995, the Corporation was a subsidiary of Sears Roebuck & Co. ("Sears") and, with its eligible domestic subsidiaries, was included in the Sears consolidated federal income tax return and federal income tax allocation agreement. On January 27, 1995, to reflect the separation of the Corporation and Sears, the Corporation and Sears entered into a new tax sharing agreement, which governs their respective rights and obligations with respect to federal income taxes for all periods during which the Corporation was a subsidiary of Sears, including the treatment of audits of tax returns for such periods.

     The Internal Revenue Service ("IRS") has completed its review of the Corporation's federal income tax returns through the 1996 tax year. Any adjustments that may result from IRS examinations of tax returns are not expected to have a material impact on the financial position, liquidity or results of operations of the Company.

     The components of the deferred income tax assets and liabilities at December 31, are as follows:

                                                                             2002           2001
                                                                          ----------     -----------
(IN MILLIONS)
DEFERRED ASSETS
Life and annuity reserves                                                 $      602     $       533
Other assets                                                                     204             116
                                                                          ----------     -----------
   Total deferred assets                                                         806             649

DEFERRED LIABILITIES
Deferred policy acquisition costs                                               (945)           (846)
Unrealized net capital gains                                                    (569)           (343)
Other liabilities                                                                  -             (29)
                                                                          ----------     -----------
   Total deferred liabilities                                                 (1,514)         (1,218)
                                                                          ----------     -----------
     Net deferred liability                                               $     (708)    $      (569)
                                                                          ==========     ===========

     Although realization is not assured, management believes it is more likely than not that the deferred tax assets will be realized based on the assumption that certain levels of income will be achieved.

     The components of income tax expense for the year ended December 31, are as follows:

                                                             2002            2001           2000
                                                          -----------     ----------     -----------
(IN MILLIONS)
Current                                                   $       142     $      156     $       116
Deferred                                                          (85)            23             125
                                                          -----------     ----------     -----------
   Total income tax expense                               $        57     $      179     $       241
                                                          ===========     ==========     ===========

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

     The Company paid income taxes of $116 million, $116 million and $168 million in 2002, 2001 and 2000, respectively. The Company had a current income tax liability of $50 million and $21 million at December 31, 2002 and 2001, respectively.

     A reconciliation of the statutory federal income tax rate to the effective income tax rate on income from operations for the year ended December 31, is as follows:

                                                             2002            2001           2000
                                                          -----------     ----------     -----------
Statutory federal income tax rate                                35.0%          35.0%           35.0%
Adjustment to prior year tax liabilities                        (12.5)             -               -
Dividends received deduction                                     (4.0)          (2.4)           (1.9)
Other                                                             0.5           (0.2)            0.8
                                                          -----------     ----------     -----------

   Effective income tax rate                                     19.0%          32.4%           33.9%
                                                          ===========     ==========     ===========

     An adjustment for prior year tax liabilities in the amount of $38 million primarily resulted from Internal Revenue Service developments and examination of tax returns.

     Prior to January 1, 1984, the Company was entitled to exclude certain amounts from taxable income and accumulate such amounts in a "policyholder surplus" account. The balance in this account at December 31, 2002, approximately $94 million, will result in federal income taxes payable of $33 million if distributed by the Company. No provision for taxes has been made as the Company has no plan to distribute amounts from this account. No further additions to the account have been permitted since 1983.

13.  PREFERRED STOCK

     The Company has issued two series of non-voting, redeemable preferred stock. Redeemable preferred stock--Series A was issued to The Northbrook Corporation, a subsidiary of AIC, while Redeemable preferred stock--Series B was issued directly to AIC. Both series of preferred stock are redeemable at the option of the Company at any time five years after the issuance date at a price of $100 per share plus cumulative accrued and unpaid dividends. If the Company is liquidated or dissolved, holders of the preferred stock will be entitled to payments of $100 per share plus cumulative accrued and unpaid dividends.

     For Redeemable preferred stock--Series A, the Company's Board of Directors declares and pays a cash dividend from time to time, but not more frequently than quarterly. The dividend is based on the three month LIBOR rate. Dividends of $3 million, $5 million and $5 million were paid during 2002, 2001, and 2000, respectively. There were no accrued and unpaid dividends for Series A preferred stock at December 31, 2002.

     Redeemable preferred stock--Series A subscriptions receivable resulted from the Company's issuance of additional shares to The Northbrook Corporation in return for $14 million in cash, which was received on January 14, 2002.

     On December 28, 2001 AIC made a capital contribution to ALIC of all of the issued and outstanding ALIC Redeemable preferred stock--Series B, resulting in an increase in Additional capital paid-in of $117 million.

     For Redeemable preferred stock--Series B, cash dividends of 6.9% per annum were payable annually in arrears on the last business day of each year to the shareholder of record on the immediately preceding business day. Dividends of $8 million were paid annually during 2001 and 2000, respectively.

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.  STATUTORY FINANCIAL INFORMATION

     The following table reconciles consolidated Net income for the year ended December 31, and consolidated Shareholder's equity at December 31, as reported herein in conformity with GAAP with total statutory net income and capital and surplus of ALIC and its subsidiaries, determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities:

                                                                  NET INCOME                     SHAREHOLDER'S EQUITY
                                                    -------------------------------------        ----------------------
                                                      2002           2001           2000           2002           2001
                                                    -------        -------        -------        -------        -------
(IN MILLIONS)
Balance per GAAP                                    $   245        $   368        $   470        $ 6,362        $ 5,397
Undistributed net income of certain
   subsidiaries                                          18              7              2              -              -
Unrealized gain/loss on fixed income
   securities                                             -              -              -         (3,082)        (1,508)
Deferred policy acquisition costs                      (248)          (291)          (368)        (2,915)        (2,997)
Deferred income taxes                                     7             18             30          1,325          1,055
Employee benefits                                         6              8             (1)           (18)           (17)
Reserves and non-admitted assets                         46            112            205          1,255            743
Separate Accounts                                         -              -              -            396            141
Other                                                    42              5             13            (91)           (79)
                                                    -------        -------        -------        -------        -------
Balance per statutory accounting practices          $   116        $   227        $   351        $ 3,232        $ 2,735
                                                    =======        =======        =======        =======        =======

     ALIC and each of its subsidiaries prepares their statutory financial statements in conformity with accounting practices prescribed or permitted by the insurance department of the applicable state of domicile. Prescribed statutory accounting practices include a variety of publications of the NAIC, as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

     Beginning in 2001, all states required domiciled insurance companies to prepare statutory-basis financial statements in accordance with NAIC Accounting Practices and Procedures Manual--Version effective January 1, 2001 ("Codification") subject to any deviations prescribed or permitted by the applicable state of domicile's insurance commissioner.

     The adoption of Codification increased the surplus of ALIC by $81 million effective January 1, 2001. The increase is primarily a result of the requirement to recognize net statutory deferred tax assets for temporary differences reversing within the succeeding twelve-month period. Two of the Company's subsidiaries are domiciled in the State of New York. The State of New York adopted Statement of Statutory Accounting Principle No. 10, "Income Taxes", effective December 31, 2002, resulting in an increase to statutory surplus of $11 million.

DIVIDENDS

     The ability of ALIC to pay dividends is dependent on business conditions, income, cash requirements of ALIC, receipt of dividends from its subsidiaries and other relevant factors. The payment of shareholder dividends by ALIC to AIC without the prior approval of the state insurance regulator is limited to formula amounts based on net income and capital and surplus, determined in accordance with statutory accounting practices, as well as the timing and amount of dividends paid in the preceding twelve months.

     In the twelve-month period beginning January 1, 2002, ALIC paid dividends of $48 million. This was less than the maximum amount allowed under Illinois insurance law without the approval of the Illinois Department of Insurance ("IL Department") based on 2001 formula amounts. Based on 2002 ALIC statutory net income, the maximum amount of dividends ALIC will be able to pay without prior IL Department approval at a given point in time during 2003 is $288 million, less dividends paid during the preceding twelve months measured at that point in time.

RISK-BASED CAPITAL

     The NAIC has a standard for assessing the solvency of insurance companies, which is referred to as risk-based capital ("RBC"). The requirement consists of a formula for determining each insurer's RBC and a model law specifying regulatory actions if an insurer's RBC falls below specified levels. The RBC formula for life insurance companies establishes capital requirements relating to insurance, business, asset and interest rate risks. At December, 31 2002, RBC for each of the Company's domestic insurance subsidiaries was significantly above levels that would require regulatory action.

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.  BENEFIT PLANS

PENSION AND OTHER POSTRETIREMENT PLANS

     Defined benefit pension plans, sponsored by AIC, cover most domestic full-time and certain part-time employees and employee-agents. AIC uses the accrual method for its defined benefit plans in accordance with accepted actuarial methods. Benefits under the pension plans are based upon the employee's length of service and eligible annual compensation. AIC's funding policy for the pension plans is to make annual contributions in accordance with accepted actuarial cost methods. The allocated cost to the Company included in Net income for the pension plans in 2002 was $11 million, while the allocated benefit to the Company included in Net income in 2001 and 2000 was $1 million for both periods.

     AIC also provides certain health care and life insurance subsidies for employees hired before January 1, 2003 when they retire. Qualified employees may become eligible for these benefits if they retire in accordance with AIC's established retirement policy and are continuously insured under AIC's group plans or other approved plans in accordance with the plans participation requirements. AIC shares the cost of the retiree medical benefits with retirees based on years of service, with AIC's share being subject to a 5% limit on annual medical cost inflation after retirement. AIC's postretirement benefit plans currently are not funded. AIC has the right to modify or terminate these plans. The allocated cost to the Company included in Net income was $6 million, $5 million and $3 million for postretirement benefits other than pension plans in 2002, 2001 and 2000, respectively.

PROFIT SHARING PLANS

     Employees of AIC are also eligible to become members of The Savings and Profit Sharing Fund of Allstate Employees ("Allstate Plan"). The Corporation's contributions are based on the Corporation's matching obligation and performance.

     The Company's allocation of profit sharing expense from the Corporation was $15 million, $5 million, and $4 million in 2002, 2001 and 2000, respectively.

16.  BUSINESS SEGMENTS

     ALIC's management is organized around products and services, and this structure is considered in the identification of its two reportable segments. These segments and their respective operations are as follows:

RETAIL

     The Retail segment offers a diversified group of products to meet consumers' lifetime needs in the areas of financial protection and retirement solutions through a variety of distribution channels. See Note 1 for discussion of the Retail segment's products and distribution channels. The Company evaluates the results of this segment based upon invested asset growth, face amounts of policies inforce and Net Income.

STRUCTURED FINANCIAL PRODUCTS

     The Structured Financial Products segment offers a variety of spread-based products to institutional investors. See Note 1 for discussion of the Structured Financial Products segment's products and distribution channels. The Company evaluates the results of this segment based upon premiums and deposits and Net Income.

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

     Summarized revenue data for each of the Company's business segments for the years ended December 31, are as follows:

                                                             2002            2001           2000
                                                          -----------     ----------     -----------
(IN MILLIONS)
REVENUES
RETAIL
Premiums and contract charges                             $     1,436     $    1,510     $     1,449
Net investment income                                           1,844          1,705           1,556
Realized capital gains and losses                                (214)          (140)            (20)
                                                          -----------     ----------     -----------
   Total Retail                                                 3,066          3,075           2,985
                                                          -----------     ----------     -----------
STRUCTURED FINANCIAL PRODUCTS
Premiums and contract charges                                     440            357             418
Net investment income                                           1,139          1,134           1,033
Realized capital gains and losses                                (213)           (73)             (6)
                                                          -----------     ----------     -----------
   Total Structured Financial Products                          1,366          1,418           1,445
                                                          -----------     ----------     -----------
      Consolidated Revenues                               $     4,432     $    4,493     $     4,430
                                                          ===========     ==========     ===========

     Summarized financial performance data for each of the Company's business segments for the years ended December 31, are as follows:

                                                                             2002            2001          2000
                                                                          ----------     -----------    -----------
(IN MILLIONS)
INCOME FROM OPERATIONS BEFORE INCOME TAX EXPENSE AND CUMULATIVE
  EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE
RETAIL
Premiums and contract charges                                             $    1,436     $     1,510    $     1,449
Net investment income                                                          1,844           1,705          1,556
Realized capital gains and losses                                               (214)           (140)           (20)
Life and annuity contract benefits                                               648             706            606
Interest credited to contractholder funds                                      1,250           1,165          1,075
Amortization of deferred policy acquisition costs                                414             360            414
Operating costs and expenses                                                     417             371            299
Loss on disposition of operations                                                 (3)             (4)             -
                                                                          ----------     -----------    -----------
   Retail income from operations before income tax expense and
     cumulative effect of change in accounting principle                         334             469            591
                                                                          ----------     -----------    -----------
STRUCTURED FINANCIAL PRODUCTS
Premiums and contract charges                                                    440             357            418
Net investment income                                                          1,139           1,134          1,033
Realized capital gains and losses                                               (213)            (73)            (6)
Life and annuity contract benefits                                               895             779            833
Interest credited to contractholder funds                                        441             505            444
Amortization of deferred policy acquisition costs                                  4               5              4
Operating costs and expenses                                                      58              45             44
                                                                          ----------     -----------    -----------
   Structured Financial Products income from operations before income
     tax expense and cumulative effect of change in accounting principle         (32)             84            120
                                                                          ----------     -----------    -----------
        Consolidated income from operations before income tax expense
          and cumulative effect of change in accounting principle         $      302     $       553    $       711
                                                                          ==========     ===========    ===========

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

     Additional significant financial performance data for each of the Company's reportable segments for the years ended December 31, are as follows:

                                                             2002            2001           2000
                                                          -----------     ----------     -----------
(IN MILLIONS)
AMORTIZATION OF DEFERRED POLICY ACQUISITION COSTS
Retail                                                    $       414     $      360     $       414
Structured Financial Products                                       4              5               4
                                                          -----------     ----------     -----------
   Consolidated                                                   418            365             418
                                                          -----------     ----------     -----------
INCOME TAX EXPENSE (BENEFIT)
Retail                                                             72            151             200
Structured Financial Products                                     (15)            28              41
                                                          -----------     ----------     -----------
   Consolidated                                           $        57     $      179     $       241
                                                          ===========     ==========     ===========

     Summarized data for total assets and investments for each of the Company's reportable segments as of December 31, are as follows:

                                                             2002            2001
                                                          -----------     ----------
(IN MILLIONS)
ASSETS
Retail                                                    $    47,297     $   44,041
Structured Financial Products                                  21,549         18,581
                                                          -----------     ----------
   Consolidated                                           $    68,846     $   62,622
                                                          -----------     ----------
INVESTMENTS
Retail                                                    $    31,749     $   26,398
Structured Financial Products                                  20,921         17,899
                                                          -----------     ----------
   Consolidated                                           $    52,670     $   44,297
                                                          ===========     ==========

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

17.  OTHER COMPREHENSIVE INCOME

     The components of other comprehensive income on a pretax and after-tax basis for the year ended December 31, are as follows:

                                            2002                             2001                            2000
                               ------------------------------   ------------------------------   ------------------------------

                               PRETAX       TAX     AFTER-TAX   PRETAX       TAX     AFTER-TAX   PRETAX       TAX     AFTER-TAX
                               -------    -------   ---------   -------    -------   ---------   -------    -------   ---------
(IN MILLIONS)
UNREALIZED NET CAPITAL GAINS
   AND LOSSES AND NET LOSSES
   ON DERIVATIVE FINANCIAL
   INSTRUMENTS:
Unrealized holding gains
   (losses) arising during
   the period                  $   162    $   (57)   $   105    $  (115)   $    40    $   (75)   $   550    $  (192)   $   358
Less: reclassification
   adjustments                    (484)       169       (315)      (238)        83       (155)        10         (3)         7
                               -------    -------    -------    -------    -------    -------    -------    -------    -------
Unrealized net capital gains
   and losses                      646       (226)       420        123        (43)        80        540       (189)       351
Cumulative effect of change
   in accounting for
   derivative financial
   instruments                       -          -          -         (1)         -         (1)         -          -          -
Net losses on derivative
   financial instruments
   arising during the period        (6)         2         (4)        (1)         -         (1)         -          -          -
Less: reclassification
   adjustments for
   derivative financial
   instruments                       -          -          -          4         (2)         2          -          -          -
                               -------    -------    -------    -------    -------    -------    -------    -------    -------
Net losses on derivative
   financial instruments            (6)         2         (4)        (6)         2         (4)         -          -          -
                               -------    -------    -------    -------    -------    -------    -------    -------    -------
Unrealized net capital gains
   and losses and net losses
   on derivative financial
   instruments                     640       (224)       416        117        (41)        76        540       (189)       351
UNREALIZED FOREIGN CURRENCY
   TRANSLATION ADJUSTMENTS          (1)         -         (1)         3         (1)         2         (3)         1         (2)
                               -------    -------    -------    -------    -------    -------    -------    -------    -------
Other comprehensive income     $   639    $  (224)   $   415    $   120    $   (42)   $    78    $   537    $  (188)   $   349
                               =======    =======    =======    =======    =======    =======    =======    =======    =======

18.  QUARTERLY RESULTS (UNAUDITED)

                                  FIRST QUARTER        SECOND QUARTER         THIRD QUARTER        FOURTH QUARTER
                               ------------------    ------------------    ------------------    ------------------
                                2002        2001      2002       2001       2002        2001       2002      2001
                               -------    -------    -------    -------    -------    -------    -------    -------
(IN MILLIONS)
Revenues                       $ 1,069    $ 1,048    $ 1,193    $ 1,154    $ 1,002    $ 1,130    $ 1,168    $ 1,161
Income before cumulative
effect of change in
accounting principle,
after-tax                           87         73        107         90          4         89         47        122
Net income                          87         67        107         90          4         89         47        122

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
  SCHEDULE I--SUMMARY OF INVESTMENTS OTHER THAN INVESTMENTS IN RELATED PARTIES
                                DECEMBER 31, 2002

                                                                                                                      CARRYING
                                                                                      COST         FAIR VALUE           VALUE
                                                                                   -----------     -----------       -----------
                                                                                                   (IN MILLIONS)
TYPE OF INVESTMENT
Fixed Income Securities, Available for Sale:
   Bonds:
      United States government, government agencies and authorities.............        $2,323          $3,063            $3,063
      States, municipalities and political subdivisions.........................         1,224           1,289             1,289
      Foreign governments.......................................................         1,090           1,357             1,357
      Public utilities..........................................................         2,547           2,731             2,731
      Convertibles and bonds with warrants attached.............................           347             366               366
      All other corporate bonds.................................................        21,724          23,038            23,038
   Mortgage-backed securities...................................................         9,912          10,378            10,378
   Asset-backed securities......................................................         2,447           2,473             2,473
   Redeemable preferred stocks..................................................           109             110               110

                                                                                   -----------     -----------       -----------
      Total fixed income securities.............................................       $41,723         $44,805           $44,805
                                                                                   ===========     ===========       ===========

Equity Securities:
   Common Stocks:
      Public utilities..........................................................         $  87           $  87             $  87
      Banks, trusts and insurance companies.....................................             -               -                 -
      Industrial, miscellaneous and all other...................................            71              61                61
   Nonredeemable preferred stocks...............................................            33              35                35
                                                                                   -----------     -----------       -----------
      Total equity securities...................................................         $ 191           $ 183             $ 183
                                                                                   ===========     ===========       ===========


Mortgage loans on real estate...................................................        $5,883                            $5,883
Real estate.....................................................................            43                                43
Policy loans....................................................................           692                               692
Other long-term investments.....................................................            49                               225
Short-term investments..........................................................           839                               839

                                                                                   ------------                      -----------
      Total investments.........................................................       $49,420                           $52,670
                                                                                   ============                      ===========

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                SCHEDULE III--SUPPLEMENTARY INSURANCE INFORMATION

                                        AT DECEMBER 31                               FOR THE YEAR ENDED DECEMBER 31
                                        --------------                               ------------------------------

                                         FUTURE POLICY
                               DEFERRED    BENEFITS,                                         CONTRACT    AMORTIZATION OF
                                POLICY      LOSSES,             PREMIUMS AND      NET      BENEFITS AND  DEFERRED POLICY  OPERATING
                             ACQUISITION    CLAIMS,   UNEARNED    CONTRACT     INVESTMENT    CREDITED      ACQUISITION    COSTS AND
SEGMENT                         COSTS      EXPENSES   PREMIUMS    CHARGES        INCOME      INTEREST         COSTS        EXPENSES
-------                         -----      --------   --------    -------        ------      --------         -----        --------
                                                                       (IN MILLIONS)
2002
Retail                          $2,898      $29,434      $10       $1,436        $1,844       $1,898           $414        $417
Structured Financial Products       17       19,171        -          440         1,139        1,336              4          58

Total                           $2,915      $48,605      $10       $1,876        $2,983       $3,234           $418        $475

2001
Retail                          $2,976      $24,532       $9       $1,510        $1,705       $1,871           $360        $371
Structured Financial Products       21       16,401       --          357         1,134        1,284              5          45

Total                           $2,997      $40,933       $9       $1,867        $2,839       $3,155           $365        $416

2000
Retail                          $2,902      $21,699      $48       $1,449        $1,556       $1,681           $414        $299
Structured Financial Products       24       13,977       --          418         1,033        1,277              4          44

Total                           $2,926      $35,676      $48       $1,867        $2,589       $2,958           $418        $343

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                            SCHEDULE IV--REINSURANCE

                                                                                                                   PERCENT
                                                                         CEDED         ASSUMED                    OF AMOUNT
                                                           GROSS        TO OTHER      FROM OTHER       NET         ASSUMED
                                                          AMOUNT       COMPANIES      COMPANIES       AMOUNT        TO NET
                                                          ------       ---------      ---------       ------        ------
                                                                                    (IN MILLIONS)
   YEAR ENDED DECEMBER 31, 2002
   Life insurance in force                              $370,761       $156,505         $4,260     $218,516           1.9%
   Premiums and contract charges:
   Life and annuities                                     $1,921           $310            $47       $1,658           2.8%
   Accident and health                                       229             83             72          218          33.0%

   Total premiums and contract charges                    $2,150           $393           $119       $1,876           6.3%



   YEAR ENDED DECEMBER 31, 2001
   Life insurance in force                              $356,781       $138,925         $3,691     $221,547           1.7%
   Premiums and contract charges:
   Life and annuities                                     $1,929           $282            $57       $1,704           3.3%
   Accident and health                                       156             41             48          163          29.4%

   Total premiums and contract charges                    $2,085           $323           $105       $1,867           5.6%



   YEAR ENDED DECEMBER 31, 2000
   Life insurance in force                              $338,648       $120,827            $--      $217,821           0.0%
   Premiums and contract charges:
   Life and annuities                                     $1,933           $278            $64       $1,719           3.7%
   Accident and health                                       142             24             30          148          20.3%

   Total premiums and contract charges                    $2,075           $302            $94       $1,867           5.0%

                ALLSTATE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  SCHEDULE V--VALUATION AND QUALIFYING ACCOUNTS


                                                                      BALANCE AT      CHARGED TO                        BALANCE AT
                                                                       BEGINNING       COSTS AND                          END OF
                                                                       OF PERIOD       EXPENSES        DEDUCTIONS         PERIOD
                                                                       ---------       --------        ----------         ------
                                                                                              (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2002
Allowance for estimated losses on mortgage loans and real estate             $5             $-                $5                $-
Allowance for deferred tax assets                                            $-             $-                $-                $-

YEAR ENDED DECEMBER 31, 2001
Allowance for estimated losses on mortgage loans and real estate             $5             $-                $-                $5
Allowance for deferred tax assets                                            $2             $-                $2                $-

YEAR ENDED DECEMBER 31, 2000
Allowance for estimated losses on mortgage loans and real estate             $7            $(2)               $-                $5
Allowance for deferred tax assets                                            $1             $1                $-                $2

                                   ---------------------------------------------
                                   NORTHBROOK LIFE
                                   VARIABLE LIFE SEPARATE
                                   ACCOUNT A

                                   FINANCIAL STATEMENTS AS OF DECEMBER 31, 2002
                                   AND FOR THE PERIODS ENDED DECEMBER 31, 2002
                                   AND DECEMBER 31, 2001, AND INDEPENDENT
                                   AUDITORS' REPORT

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholder of Allstate Life Insurance Company:

We have audited the accompanying statements of net assets of each of the individual sub-accounts disclosed in Note 1 which comprise the Northbrook Life Variable Life Separate Account A (the "Account") as of December 31, 2002, the related statements of operations for the period then ended and the statements of changes in net assets for each of the periods in the two year period then ended for each of the individual sub-accounts which comprise the Account. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2002 by correspondence with the Account's custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of each of the individual sub-accounts which comprise the Northbrook Life Variable Life Separate Account A as of December 31, 2002, the results of operations for the period then ended for each of the individual sub-accounts and the changes in their net assets for each of the periods in the two year period then ended in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP



Chicago, Illinois
March 7, 2003

NORTHBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2002
--------------------------------------------------------------------------------------------------------------------

                                                   Morgan Stanley Variable Investment Series Sub-Accounts
                                    --------------------------------------------------------------------------------

                                    Aggressive        Dividend                           European           Global
                                      Equity           Growth           Equity            Growth           Advantage
                                    ----------       -----------      -----------        ---------         ---------
ASSETS
Investments at fair value           $  447,437       $ 3,592,737      $ 2,467,785        $ 527,407         $  35,885
                                    ----------       -----------      -----------        ---------         ---------

    Total assets                    $  447,437       $ 3,592,737      $ 2,467,785        $ 527,407         $  35,885
                                    ==========       ===========      ===========        =========         =========

NET ASSETS
Accumulation units                  $  447,437       $ 3,592,737      $ 2,467,785        $ 527,407         $  35,885
                                    ----------       -----------      -----------        ---------         ---------

    Total net assets                $  447,437       $ 3,592,737      $ 2,467,785        $ 527,407         $  35,885
                                    ==========       ===========      ===========        =========         =========

FUND SHARE INFORMATION
    Number of shares                    56,853           332,046          138,796           40,664             6,374
                                    ==========       ===========      ===========        =========         =========

    Cost                            $  709,150       $ 5,621,590      $ 5,019,526        $ 923,029         $  67,816
                                    ==========       ===========      ===========        =========         =========

See notes to financial statements.

NORTHBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A


STATEMENTS OF NET ASSETS
DECEMBER 31, 2002
------------------------------------------------------------------------------------------------------------------------------

                                                        Morgan Stanley Variable Investment Series Sub-Accounts
                                      ----------------------------------------------------------------------------------------

                                         Global
                                        Dividend              High          Income                                   Money
                                         Growth              Yield          Builder         Limited Duration         Market
                                      ------------        -----------     -----------       ----------------      ------------
ASSETS
Investments at fair value                $ 738,107         $ 190,105        $ 449,269              $ 697,240       $ 2,978,490
                                         ---------         ---------        ---------              ---------       -----------

    Total assets                         $ 738,107         $ 190,105        $ 449,269              $ 697,240       $ 2,978,490
                                         =========         =========        =========              =========       ===========

NET ASSETS
Accumulation units                       $ 738,107         $ 190,105        $ 449,269              $ 697,240       $ 2,978,490
                                         ---------         ---------        ---------              ---------       -----------

    Total net assets                     $ 738,107         $ 190,105        $ 449,269              $ 697,240       $ 2,978,490
                                         =========         =========        =========              =========       ===========

FUND SHARE INFORMATION
    Number of shares                        74,783           186,377           47,896                 68,559         2,978,490
                                         =========         =========        =========              =========       ===========

    Cost                                 $ 997,021         $ 558,043        $ 535,239              $ 696,556       $ 2,978,490
                                         =========         =========        =========              =========       ===========

See notes to financial statements.

NORTHBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
December 31, 2002
-----------------------------------------------------------------------------------------------------------------

                                              Morgan Stanley Variable Investment Series Sub-Accounts
                               ----------------------------------------------------------------------------------

                                                    Quality
                                  Pacific            Income        S&P 500
                                   Growth             Plus          Index          Strategist        Utilities
                               --------------   --------------  --------------  ---------------   ---------------
ASSETS
Investments at fair value      $      116,435   $    1,838,139  $    1,031,101  $     1,240,590   $       523,916
                               --------------   --------------  --------------  ---------------   ---------------

    Total assets               $      116,435   $    1,838,139  $    1,031,101  $     1,240,590   $       523,916
                               ==============   ==============  ==============  ===============   ===============

NET ASSETS
Accumulation units             $      116,435   $    1,838,139  $    1,031,101  $     1,240,590   $       523,916
                               --------------   --------------  --------------  ---------------   ---------------

    Total net assets           $      116,435   $    1,838,139  $    1,031,101  $     1,240,590   $       523,916
                               ==============   ==============  ==============  ===============   ===============

FUND SHARE INFORMATION
    Number of shares                   37,927          175,562         128,246          100,371            47,629
                               ==============   ==============  ==============  ===============   ===============

    Cost                       $      212,641   $    1,839,016  $    1,531,146  $     1,527,509   $       909,652
                               ==============   ==============  ==============  ===============   ===============

See notes to financial statements.

NORTHBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2002
---------------------------------------------------------------------------------------------------------------------

                                                                                                       Van Kampen
                                                                                                     Life Investment
                                                                                                          Trust
                                       The Universal Institutional Funds, Inc. Sub-Accounts            Sub-Account
                              -------------------------------------------------------------------   -----------------

                                UIF Emerging                          UIF              UIF
                                  Markets         UIF Equity     International       U.S. Real        LIT Emerging
                                  Equity            Growth           Magnum           Estate             Growth
                              ---------------   -------------   ---------------   ---------------   -----------------
ASSETS
Investments at fair value     $       118,589    $    312,289   $       111,966   $       172,919   $         479,930
                              ---------------   -------------   ---------------   ---------------   -----------------

    Total assets              $       118,589    $    312,289   $       111,966   $       172,919   $         479,930
                              ===============   =============   ===============   ===============   =================

NET ASSETS
Accumulation units            $       118,589    $    312,289   $       111,966   $       172,919   $         479,930
                              ---------------   -------------   ---------------   ---------------   -----------------

    Total net assets          $       118,589    $    312,289   $       111,966   $       172,919   $         479,930
                              ===============   =============   ===============   ===============   =================

FUND SHARE INFORMATION
    Number of shares                   19,634          30,527            14,392            15,262              25,140
                              ===============   =============   ===============   ===============   =================

    Cost                      $       155,175    $    519,076   $       153,766   $       189,668   $         987,712
                              ===============   =============   ===============   ===============   =================

See notes to financial statements.

NORTHBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2002
---------------------------------------------------------------------------------------------------------------------------------

                                                               Morgan Stanley Variable Investment Series Sub-Accounts
                                                   ------------------------------------------------------------------------------

                                                     Aggressive        Capital         Dividend                       European
                                                       Equity         Growth(a)         Growth          Equity         Growth
                                                   --------------   --------------   -------------   ------------   -------------
NET INVESTMENT INCOME (LOSS)
Dividends                                          $        1,397   $        1,559   $      85,747   $     10,893   $       9,839
Charges from Northbrook Life Insurance Company:
    Mortality and expense risk                             (4,121)          (3,389)        (38,204)       (26,724)         (6,088)
                                                   --------------   --------------   -------------   ------------   -------------

        Net investment income (loss)                       (2,724)          (1,830)         47,543        (15,831)          3,751
                                                   --------------   --------------   -------------   ------------   -------------

NET REALIZED AND UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
    Proceeds from sales                                    87,395          576,347         774,329        543,551         146,156
    Cost of investments sold                              145,777          892,054       1,171,637      1,033,221         245,154
                                                   --------------   --------------   -------------   ------------   -------------

        Realized gains (losses) on fund shares            (58,382)        (315,707)       (397,308)      (489,670)        (98,998)

Realized gain distributions                                    --               --              --             --              --
                                                   --------------   --------------   -------------   ------------   -------------

        Net realized gains (losses)                       (58,382)        (315,707)       (397,308)      (489,670)        (98,998)

Change in unrealized gains (losses)                       (65,594)         238,873        (573,347)      (253,240)        (82,650)
                                                   --------------   --------------   -------------   ------------   -------------

        Net realized and unrealized gains
             (losses) on investments                     (123,976)         (76,834)       (970,655)      (742,910)       (181,648)
                                                   --------------   --------------   -------------   ------------   -------------

INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS                                $     (126,700)  $      (78,664)  $    (923,112)  $   (758,741)  $    (177,897)
                                                   ==============   ==============   =============   ============   =============

(a) Merged on August 31, 2002 with Money Market


See notes to financial statements.

NORTHBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2002
---------------------------------------------------------------------------------------------------------------------------------

                                                               Morgan Stanley Variable Investment Series Sub-Accounts
                                                 --------------------------------------------------------------------------------

                                                    Global       Global Dividend                                       Limited
                                                  Advantage(b)        Growth        High Yield    Income Builder     Duration(c)
                                                 -------------   ---------------   ------------  ---------------   --------------
NET INVESTMENT INCOME (LOSS)
Dividends                                        $         466   $        14,220   $     35,780   $       21,422    $      13,288
Charges from Northbrook Life Insurance Company:
    Mortality and expense risk                            (436)           (7,226)        (1,684)          (4,442)          (3,357)
                                                 -------------   ---------------   ------------   --------------    -------------

        Net investment income (loss)                        30             6,994         34,096           16,980            9,931
                                                 -------------   ---------------   ------------   --------------    -------------

NET REALIZED AND UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
    Proceeds from sales                                 12,984            91,672         24,746          122,914          204,317
    Cost of investments sold                            23,028           117,301         73,067          145,247          203,207
                                                 -------------   ---------------   ------------   --------------    -------------

        Realized gains (losses) on fund shares         (10,044)          (25,629)       (48,321)         (22,333)           1,110

Realized gain distributions                                 --                --             --               --              805
                                                 -------------   ---------------   ------------   --------------    -------------

        Net realized gains (losses)                    (10,044)          (25,629)       (48,321)         (22,333)           1,915

Change in unrealized gains (losses)                     (2,291)          (98,633)        (1,035)         (47,463)              (6)
                                                 -------------   ---------------   ------------   --------------    -------------

        Net realized and unrealized gains
             (losses) on investments                   (12,335)         (124,262)       (49,356)         (69,796)           1,909
                                                 -------------   ---------------   ------------   --------------    -------------

INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS                              $     (12,305)  $      (117,268)  $    (15,260)  $      (52,816)   $      11,840
                                                 =============   ===============   ============   ==============    =============

(b) Previously known as Competitive Edge "Best Ideas"

(c) Previously known as Short-Term Bond


See notes to financial statements.

NORTHBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2002
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Morgan Stanley Variable Investment Series Sub-Accounts
                                                  ---------------------------------------------------------------------------------

                                                                                         Quality
                                                    Money Market     Pacific Growth    Income Plus     S&P 500 Index    Strategist
                                                  ----------------   --------------   -------------   --------------   ------------
NET INVESTMENT INCOME (LOSS)
Dividends                                         $         34,996   $           --   $     103,404   $       13,569   $     20,145
Charges from Northbrook Life Insurance Company:
    Mortality and expense risk                             (26,138)          (1,274)        (15,181)         (11,198)       (11,268)
                                                  ----------------   --------------   -------------   --------------   ------------

        Net investment income (loss)                         8,858           (1,274)         88,223            2,371          8,877
                                                  ----------------   --------------   -------------   --------------   ------------

NET REALIZED AND UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
    Proceeds from sales                                  1,420,064           33,057         412,716          214,800        361,611
    Cost of investments sold                             1,420,064           62,613         422,579          311,749        473,777
                                                  ----------------   --------------   -------------   --------------   ------------

        Realized gains (losses) on fund shares                  --          (29,556)         (9,863)         (96,949)      (112,166)

Realized gain distributions                                     --               --              --               --             --
                                                  ----------------   --------------   -------------   --------------   ------------

        Net realized gains (losses)                             --          (29,556)         (9,863)         (96,949)      (112,166)

Change in unrealized gains (losses)                             --           (8,593)         (4,107)        (257,337)       (60,964)
                                                  ----------------   --------------   -------------   --------------   ------------

        Net realized and unrealized gains
             (losses) on investments                            --          (38,149)        (13,970)        (354,286)      (173,130)
                                                  ----------------   --------------   -------------   --------------   ------------

INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS                               $          8,858   $      (39,423)  $      74,253   $     (351,915)  $   (164,253)
                                                  ================   ==============   =============   ==============   ============


See notes to financial statements.

NORTHBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2002
-------------------------------------------------------------------------------------------------------------------------------

                                                Morgan Stanley
                                                   Variable
                                              Investment Series
                                                 Sub-Accounts          The Universal Institutional Funds, Inc. Sub-Accounts
                                              -----------------      ---------------------------------------------------------

                                                                                                      UIF
                                                                  UIF Emerging         UIF        International          UIF
                                                   Utilities     Markets Equity   Equity Growth      Magnum        U.S.Real Estate
                                                  ----------     --------------   -------------   -------------    ---------------
NET INVESTMENT INCOME (LOSS)
Dividends                                         $   18,565     $           --   $         625   $       1,254    $         5,501
Charges from Northbrook Life Insurance Company:
    Mortality and expense risk                        (5,451)            (1,251)         (2,916)         (1,119)            (1,776)
                                                  ----------     --------------   -------------   -------------    ---------------

        Net investment income (loss)                  13,114             (1,251)         (2,291)            135              3,725
                                                  ----------     --------------   -------------   -------------    ---------------

NET REALIZED AND UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
    Proceeds from sales                              219,693            123,884          24,705           3,146            103,006
    Cost of investments sold                         336,351            228,622          39,520           3,852            113,347
                                                  ----------     --------------   -------------   -------------    ---------------

        Realized gains (losses) on fund shares      (116,658)          (104,738)        (14,815)           (706)           (10,341)

Realized gain distributions                               --                 --              --              --              3,331
                                                  ----------     --------------   -------------   -------------    ---------------

        Net realized gains (losses)                 (116,658)          (104,738)        (14,815)           (706)            (7,010)

Change in unrealized gains (losses)                  (75,121)            83,023         (92,140)        (23,258)           (19,876)
                                                  ----------     --------------   -------------   -------------    ---------------

        Net realized and unrealized gains
             (losses) on investments                (191,779)           (21,715)       (106,955)        (23,964)           (26,886)
                                                  ----------     --------------   -------------   -------------    ---------------

INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS                               $ (178,665)    $      (22,966)  $    (109,246)  $     (23,829)   $       (23,161)
                                                  ==========     ==============   =============   =============    ===============


See notes to financial statements.

NORTHBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2002
-------------------------------------------------------------------------

                                                           Van Kampen
                                                        Life Investment
                                                             Trust
                                                          Sub-Account
                                                       ------------------

                                                          LIT Emerging
                                                             Growth
                                                       ------------------
NET INVESTMENT INCOME (LOSS)
Dividends                                              $            2,382
Charges from Northbrook Life Insurance Company:
    Mortality and expense risk                                     (5,622)
                                                       ------------------

        Net investment income (loss)                               (3,240)
                                                       ------------------

NET REALIZED AND UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
    Proceeds from sales                                           163,967
    Cost of investments sold                                      277,876
                                                       ------------------

        Realized gains (losses) on fund shares                   (113,909)

Realized gain distributions                                            --
                                                       ------------------

        Net realized gains (losses)                              (113,909)

Change in unrealized gains (losses)                              (134,668)
                                                       ------------------

        Net realized and unrealized gains
             (losses) on investments                             (248,577)
                                                       ------------------

INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS                                    $         (251,817)
                                                       ==================


See notes to financial statements.

NORTHBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------------------

                                                             Morgan Stanley Variable Investment Series Sub-Accounts
                                              ---------------------------------------------------------------------------------

                                                  Aggressive Equity            Capital Growth              Dividend Growth
                                              -------------------------   -------------------------   -------------------------

                                                 2002           2001        2002 (a)       2001          2002           2001
                                              -----------   -----------   -----------   -----------   -----------   -----------
INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS
Net investment income (loss)                  $    (2,724)  $    (2,743)  $    (1,830)  $    (2,028)  $    47,543   $    47,231
Net realized gains (losses)                       (58,382)      (12,251)     (315,707)      (45,422)     (397,308)     (169,445)
Change in unrealized gains (losses)               (65,594)     (181,420)      238,873      (185,091)     (573,347)     (186,956)
                                              -----------   -----------   -----------   -----------   -----------   -----------

Increase (decrease) in net assets
    from operations                              (126,700)     (196,414)      (78,664)     (232,541)     (923,112)     (309,170)
                                              -----------   -----------   -----------   -----------   -----------   -----------

INCREASE (DECREASE) IN NET ASSETS
    FROM CAPITAL TRANSACTIONS

Deposits                                               --            --            --            --            --            --
Benefit payments                                       --            --            --            --       (93,062)      (90,636)
Payments on termination                            (5,895)           --       (14,725)      (17,783)     (333,255)      (73,644)
Policy maintenance charges                         (5,739)       (4,328)       (4,609)       (4,699)      (48,811)      (33,024)
Transfers among the sub-accounts
    and with the Fixed Account - net               75,260        79,364      (538,589)       (5,645)      230,386       724,786
                                              -----------   -----------   -----------   -----------   -----------   -----------

Increase (decrease) in net assets
    from capital transactions                      63,626        75,036      (557,923)      (28,127)     (244,742)      527,482
                                              -----------   -----------   -----------   -----------   -----------   -----------

INCREASE (DECREASE) IN NET ASSETS                 (63,074)     (121,378)     (636,587)     (260,668)   (1,167,854)      218,312

NET ASSETS AT BEGINNING OF PERIOD                 510,511       631,889       636,587       897,255     4,760,591     4,542,279
                                              -----------   -----------   -----------   -----------   -----------   -----------

NET ASSETS AT END OF PERIOD                   $   447,437   $   510,511   $        --   $   636,587   $ 3,592,737   $ 4,760,591
                                              ===========   ===========   ===========   ===========   ===========   ===========

UNITS OUTSTANDING
    Units outstanding at beginning of period       50,925        44,687        58,796        60,518       432,943       388,076
     Units issued                                  52,826        16,717         1,450        19,734       245,614       118,859
     Units redeemed                               (45,562)      (10,479)      (60,246)      (21,456)     (276,431)      (73,992)
                                              -----------   -----------   -----------   -----------   -----------   -----------
    Units outstanding at end of period             58,189        50,925            --        58,796       402,126       432,943
                                              ===========   ===========   ===========   ===========   ===========   ===========

(a) Merged on August 31, 2002 with Money Market

See notes to financial statements.

NORTHBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------------------

                                                            Morgan Stanley Variable Investment Series Sub-Accounts
                                              ---------------------------------------------------------------------------------

                                                       Equity                  European Growth           Global Advantage (b)
                                              -------------------------   -------------------------   -------------------------

                                                  2002          2001          2002          2001          2002          2001
                                              -----------   -----------   -----------   -----------   -----------   -----------
INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS
Net investment income (loss)                  $   (15,831)  $   (14,082)  $     3,751   $     1,976   $        30   $      (154)
Net realized gains (losses)                      (489,670)      333,240       (98,998)       96,793       (10,044)       (8,234)
Change in unrealized gains (losses)              (253,240)   (1,829,350)      (82,650)     (269,303)       (2,291)      (14,532)
                                              -----------   -----------   -----------   -----------   -----------   -----------

Increase (decrease) in net assets
    from operations                              (758,741)   (1,510,192)     (177,897)     (170,534)      (12,305)      (22,920)
                                              -----------   -----------   -----------   -----------   -----------   -----------

INCREASE (DECREASE) IN NET ASSETS
    FROM CAPITAL TRANSACTIONS
Deposits                                              364            --           242            --            --            --
Benefit payments                                  (85,174)     (114,477)           --       (22,740)      (13,363)           --
Payments on termination                           (28,565)      (60,609)      (20,603)          302            --            --
Policy maintenance charges                        (36,603)      (32,613)       (7,230)       (5,815)         (619)         (646)
Transfers among the sub-accounts
    and with the Fixed Account - net              (65,276)     (363,096)      (70,545)       16,142         5,704       (15,760)
                                              -----------   -----------   -----------   -----------   -----------   -----------

Increase (decrease) in net assets
    from capital transactions                    (215,254)     (570,795)      (98,136)      (12,111)       (8,278)      (16,406)
                                              -----------   -----------   -----------   -----------   -----------   -----------

INCREASE (DECREASE) IN NET ASSETS                (973,995)   (2,080,987)     (276,033)     (182,645)      (20,583)      (39,326)

NET ASSETS AT BEGINNING OF PERIOD               3,441,780     5,522,767       803,440       986,085        56,468        95,794
                                              -----------   -----------   -----------   -----------   -----------   -----------

NET ASSETS AT END OF PERIOD                   $ 2,467,785   $ 3,441,780   $   527,407   $   803,440   $    35,885   $    56,468
                                              ===========   ===========   ===========   ===========   ===========   ===========

UNITS OUTSTANDING

    Units outstanding at beginning of period      256,916       298,771        64,847        64,865         7,681         9,900
     Units issued                                  98,471        57,110        17,981        14,284         1,162         4,628
     Units redeemed                              (119,457)      (98,965)      (28,209)      (14,302)       (2,623)       (6,847)
                                              -----------   -----------   -----------   -----------   -----------   -----------
    Units outstanding at end of period            235,930       256,916        54,619        64,847         6,220         7,681
                                              ===========   ===========   ===========   ===========   ===========   ===========

(b) Previously known as Competitive Edge "Best Ideas"

See notes to financial statements.

NORTHBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------------------

                                                            Morgan Stanley Variable Investment Series Sub-Accounts
                                              ---------------------------------------------------------------------------------

                                               Global Dividend Growth             High Yield                Income Builder
                                              -------------------------   -------------------------   -------------------------

                                                  2002          2001          2002          2001          2002          2001
                                              -----------   -----------   -----------   -----------   -----------   -----------
INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS
Net investment income (loss)                  $     6,994   $    17,523   $    34,096   $    39,542   $    16,980   $    17,188
Net realized gains (losses)                       (25,629)       (9,438)      (48,321)      (31,791)      (22,333)       (3,663)
Change in unrealized gains (losses)               (98,633)      (80,731)       (1,035)     (101,207)      (47,463)      (11,307)
                                              -----------   -----------   -----------   -----------   -----------   -----------

Increase (decrease) in net assets
    from operations                              (117,268)      (72,646)      (15,260)      (93,456)      (52,816)        2,218
                                              -----------   -----------   -----------   -----------   -----------   -----------

INCREASE (DECREASE) IN NET ASSETS
    FROM CAPITAL TRANSACTIONS
Deposits                                               --            --            --            --            --            --
Benefit payments                                  (18,406)      (10,721)       (6,125)           --       (15,018)           --
Payments on termination                                --       (31,153)       (4,736)       (4,570)      (16,119)           --
Policy maintenance charges                        (10,136)       (6,863)       (1,432)          660        (7,728)       (1,537)
Transfers among the sub-accounts
    and with the Fixed Account - net               27,039       (38,627)       40,738        (4,713)       53,532       109,544
                                              -----------   -----------   -----------   -----------   -----------   -----------

Increase (decrease) in net assets
    from capital transactions                      (1,503)      (87,364)       28,445        (8,623)       14,667       108,007
                                              -----------   -----------   -----------   -----------   -----------   -----------

INCREASE (DECREASE) IN NET ASSETS                (118,771)     (160,010)       13,185      (102,079)      (38,149)      110,225

NET ASSETS AT BEGINNING OF PERIOD                 856,878     1,016,888       176,920       278,999       487,418       377,193
                                              -----------   -----------   -----------   -----------   -----------   -----------

NET ASSETS AT END OF PERIOD                   $   738,107   $   856,878   $   190,105   $   176,920   $   449,269   $   487,418
                                              ===========   ===========   ===========   ===========   ===========   ===========

UNITS OUTSTANDING
    Units outstanding at beginning of period       74,074        81,671        43,423        44,957        43,086        33,803
     Units issued                                  26,655         2,965       127,800        11,015        17,945        26,658
     Units redeemed                               (27,132)      (10,562)     (120,525)      (12,549)      (17,643)      (17,375)
                                              -----------   -----------   -----------   -----------   -----------   -----------
    Units outstanding at end of period             73,597        74,074        50,698        43,423        43,388        43,086
                                              ===========   ===========   ===========   ===========   ===========   ===========

See notes to financial statements.

NORTHBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------------------

                                                            Morgan Stanley Variable Investment Series Sub-Accounts
                                              ---------------------------------------------------------------------------------

                                                  Limited Duration(c)            Money Market               Pacific Growth
                                              -------------------------   -------------------------   -------------------------

                                                  2002          2001          2002          2001          2002          2001
                                              -----------   -----------   -----------   -----------   -----------   -----------
INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS
Net investment income (loss)                  $     9,931   $     2,281   $     8,858   $    59,128   $    (1,274)  $       724
Net realized gains (losses)                         1,915           547            --            --       (29,556)      (11,997)
Change in unrealized gains (losses)                    (6)          445            --            --        (8,593)      (39,550)
                                              -----------   -----------   -----------   -----------   -----------   -----------

Increase (decrease) in net assets
    from operations                                11,840         3,273         8,858        59,128       (39,423)      (50,823)
                                              -----------   -----------   -----------   -----------   -----------   -----------

INCREASE (DECREASE) IN NET ASSETS
    FROM CAPITAL TRANSACTIONS
Deposits                                               --            --     1,028,177     3,081,196           242            --
Benefit payments                                       --            --       (65,208)           --            --            --
Payments on termination                           (49,219)           --      (103,960)       (5,000)           --        (6,163)
Policy maintenance charges                         (5,438)         (497)      (37,414)      (17,350)         (892)         (638)
Transfers among the sub-accounts
    and with the Fixed Account - net              604,811        92,830      (667,317)   (1,706,803)        7,812        19,096
                                              -----------   -----------   -----------   -----------   -----------   -----------

Increase (decrease) in net assets
    from capital transactions                     550,154        92,333       154,278     1,352,043         7,162        12,295
                                              -----------   -----------   -----------   -----------   -----------   -----------

INCREASE (DECREASE) IN NET ASSETS                 561,994        95,606       163,136     1,411,171       (32,261)      (38,528)

NET ASSETS AT BEGINNING OF PERIOD                 135,246        39,640     2,815,354     1,404,183       148,696       187,224
                                              -----------   -----------   -----------   -----------   -----------   -----------

NET ASSETS AT END OF PERIOD                   $   697,240   $   135,246   $ 2,978,490   $ 2,815,354   $   116,435   $   148,696
                                              ===========   ===========   ===========   ===========   ===========   ===========

UNITS OUTSTANDING
    Units outstanding at beginning of period       12,075         3,743       238,897       122,687        22,879        20,718
     Units issued                                  88,290        10,898       957,463       648,755        13,743         5,648
     Units redeemed                               (39,999)       (2,566)     (944,701)     (532,545)      (13,186)       (3,487)
                                              -----------   -----------   -----------   -----------   -----------   -----------
    Units outstanding at end of period             60,366        12,075       251,659       238,897        23,436        22,879
                                              ===========   ===========   ===========   ===========   ===========   ===========

(c) Previously known as Short-Term Bond

See notes to financial statements.

NORTHBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------------------

                                                              Morgan Stanley Variable Investment Series Sub-Accounts
                                              ---------------------------------------------------------------------------------

                                                 Quality Income Plus            S&P 500 Index                 Strategist
                                              -------------------------   -------------------------   -------------------------

                                                  2002          2001          2002         2001           2002          2001
                                              -----------   -----------   -----------   -----------   -----------   -----------
INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS
Net investment income (loss)                  $    88,223   $    73,388   $     2,371   $       (79)  $     8,877   $    20,274
Net realized gains (losses)                        (9,863)       (2,937)      (96,949)      (11,501)     (112,166)       15,885
Change in unrealized gains (losses)                (4,107)       40,883      (257,337)     (167,498)      (60,964)     (191,396)
                                              -----------   -----------   -----------   -----------   -----------   -----------

Increase (decrease) in net assets
    from operations                                74,253       111,334      (351,915)     (179,078)     (164,253)     (155,237)
                                              -----------   -----------   -----------   -----------   -----------   -----------

INCREASE (DECREASE) IN NET ASSETS
    FROM CAPITAL TRANSACTIONS
Deposits                                               --            --           364            --            --            --
Benefit payments                                  (24,087)           --       (15,616)           --        (4,307)      (35,303)
Payments on termination                           (70,367)       (8,160)       (6,760)       (6,860)           --       (15,763)
Policy maintenance charges                        (18,639)      (10,767)      (13,840)       (8,681)      (16,535)       (7,131)
Transfers among the sub-accounts
    and with the Fixed Account - net              215,381       439,303        73,741       153,140       223,321       (23,347)
                                              -----------   -----------   -----------   -----------   -----------   -----------

Increase (decrease) in net assets
    from capital transactions                     102,288       420,376        37,889       137,599       202,479       (81,544)
                                              -----------   -----------   -----------   -----------   -----------   -----------

INCREASE (DECREASE) IN NET ASSETS                 176,541       531,710      (314,026)      (41,479)       38,226      (236,781)

NET ASSETS AT BEGINNING OF PERIOD               1,661,598     1,129,888     1,345,127     1,386,606     1,202,364     1,439,145
                                              -----------   -----------   -----------   -----------   -----------   -----------

NET ASSETS AT END OF PERIOD                   $ 1,838,139   $ 1,661,598   $ 1,031,101   $ 1,345,127   $ 1,240,590   $ 1,202,364
                                              ===========   ===========   ===========   ===========   ===========   ===========

UNITS OUTSTANDING
    Units outstanding at beginning of period      133,558        98,612       158,981       142,536        89,978        95,861
     Units issued                                 185,726        60,434        61,659        37,110        74,568        30,136
     Units redeemed                              (177,992)      (25,488)      (62,001)      (20,665)      (60,588)      (36,019)
                                              -----------   -----------   -----------   -----------   -----------   -----------
    Units outstanding at end of period            141,292       133,558       158,639       158,981       103,958        89,978
                                              ===========   ===========   ===========   ===========   ===========   ===========

See notes to financial statements.

NORTHBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------------

                                             Morgan Stanley Variable
                                          Investment Series Sub-Accounts     The Universal Institutional Funds, Inc. Sub-Accounts
                                          ------------------------------  ----------------------------------------------------------

                                                     Utilities             UIF Emerging Markets Equity        UIF Equity Growth
                                           ----------------------------   -----------------------------   -------------------------

                                                2002           2001            2002            2001           2002          2001
                                           -------------   ------------   -------------   -------------   -----------   -----------
INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS
Net investment income (loss)               $      13,114   $     11,798   $      (1,251)  $      (1,355)  $    (2,291)  $    (3,031)
Net realized gains (losses)                     (116,658)        25,051        (104,738)         (2,624)      (14,815)      (16,194)
Change in unrealized gains (losses)              (75,121)      (329,981)         83,023          (8,366)      (92,140)      (41,567)
                                           -------------   ------------   -------------   -------------   -----------   -----------

Increase (decrease) in net assets
    from operations                             (178,665)      (293,132)        (22,966)        (12,345)     (109,246)      (60,792)
                                           -------------   ------------   -------------   -------------   -----------   -----------

INCREASE (DECREASE) IN NET ASSETS
    FROM CAPITAL TRANSACTIONS
Deposits                                              --             --              --              --            --            --
Benefit payments                                 (12,030)       (14,903)             --              --            --        (3,537)
Payments on termination                           (3,259)            --              --          (1,041)       (6,536)           --
Policy maintenance charges                        (7,299)        (8,439)         (1,926)         (1,214)       (4,525)       (2,562)
Transfers among the sub-accounts
    and with the Fixed Account - net             (90,367)       (22,240)         (5,923)          6,216        65,725        61,400
                                           -------------   ------------   -------------   -------------   -----------   -----------

Increase (decrease) in net assets
    from capital transactions                   (112,955)       (45,582)         (7,849)          3,961        54,664        55,301
                                           -------------   ------------   -------------   -------------   -----------   -----------

INCREASE (DECREASE) IN NET ASSETS               (291,620)      (338,714)        (30,815)         (8,384)      (54,582)       (5,491)

NET ASSETS AT BEGINNING OF PERIOD                815,536      1,154,250         149,404         157,788       366,871       372,362
                                           -------------   ------------   -------------   -------------   -----------   -----------

NET ASSETS AT END OF PERIOD                $     523,916   $    815,536   $     118,589   $     149,404   $   312,289   $   366,871
                                           =============   ============   =============   =============   ===========   ===========

UNITS OUTSTANDING
 Units outstanding at beginning of period         71,046         73,990          17,279          16,911        39,685        33,884
   Units issued                                   53,003         29,812          17,411           1,118        18,241        21,031
   Units redeemed                                (64,342)       (32,756)        (19,499)           (750)      (10,672)      (15,230)
                                           -------------   ------------   -------------   -------------   -----------   -----------
 Units outstanding at end of period               59,707         71,046          15,191          17,279        47,254        39,685
                                           =============   ============   =============   =============   ===========   ===========

See notes to financial statements.

NORTHBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                        Van Kampen Life Investment
                                              The Universal Institutional Funds, Inc. Sub-Accounts           Trust Sub-Account
                                            --------------------------------------------------------    --------------------------

                                             UIF International Magnum        UIF U.S. Real Estate           LIT Emerging Growth
                                            --------------------------    --------------------------    --------------------------

                                                2002           2001           2002           2001           2002           2001
                                            -----------    -----------    -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS
Net investment income (loss)                $       135    $      (127)   $     3,725    $     3,356    $    (3,240)   $    (6,674)
Net realized gains (losses)                        (706)        (3,753)        (7,010)           836       (113,909)       (48,785)
Change in unrealized gains (losses)             (23,258)       (10,751)       (19,876)          (361)      (134,668)      (244,053)
                                            -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
    from operations                             (23,829)       (14,631)       (23,161)         3,831       (251,817)      (299,512)
                                            -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS
    FROM CAPITAL TRANSACTIONS
Deposits                                             --             --             --             --             --             --
Benefit payments                                     --             --             --             --             --         (5,826)
Payments on termination                              --             --             --             --         (3,725)        (6,525)
Policy maintenance charges                       (1,575)          (597)        (2,909)          (561)        (7,976)        (6,441)
Transfers among the sub-accounts
    and with the Fixed Account - net              2,858         76,373         84,705         62,077        (54,155)       352,725
                                            -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
    from capital transactions                     1,283         75,776         81,796         61,516        (65,856)       333,933
                                            -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS               (22,546)        61,145         58,635         65,347       (317,673)        34,421

NET ASSETS AT BEGINNING OF PERIOD               134,512         73,367        114,284         48,937        797,603        763,182
                                            -----------    -----------    -----------    -----------    -----------    -----------

NET ASSETS AT END OF PERIOD                 $   111,966    $   134,512    $   172,919    $   114,284    $   479,930    $   797,603
                                            ===========    ===========    ===========    ===========    ===========    ===========

UNITS OUTSTANDING
 Units outstanding at beginning of period        16,195          7,065          8,948          4,171         74,733         48,547
  Units issued                                    5,118         10,769         13,403          4,973         41,196         47,911
  Units redeemed                                 (4,961)        (1,639)        (8,487)          (196)       (48,721)       (21,725)
                                            -----------    -----------    -----------    -----------    -----------    -----------
 Units outstanding at end of period              16,352         16,195         13,864          8,948         67,208         74,733
                                            ===========    ===========    ===========    ===========    ===========    ===========

See notes to financial statements.

NORTHBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.   ORGANIZATION

     At December 31, 2002, Northbrook Life Variable Life Separate Account A (the "Account"), a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, was a Separate Account of Northbrook Life Insurance Company ("Northbrook Life"). The assets of the Account were legally segregated from those of Northbrook Life. Northbrook Life was wholly owned by Allstate Life Insurance Company ("Allstate"), a wholly owned subsidiary of Allstate Insurance Company, which is a wholly owned subsidiary of The Allstate Corporation. On September 11, 2002, the boards of directors of Northbrook Life and Allstate approved the merger of Northbrook Life into Allstate, which will be effective January 1, 2003. In conjunction with the merger, the Account will become a separate account of Allstate and will be renamed Allstate Life Variable Life Separate Account A. The merger will not result in any changes to the financial statements of the Account. These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP").

     Northbrook Life issues the Morgan Stanley Variable Life policy, the deposits of which are invested at the direction of the policyholders in the sub-accounts that comprise the Account. Absent any policy provisions wherein Northbrook Life contractually guarantees either a minimum return or account value upon death, variable life policyholders bear the investment risk that the sub-accounts may not meet their stated investment objectives. The sub-accounts invest in the following underlying mutual fund portfolios (collectively the "Funds"):

      MORGAN STANLEY VARIABLE INVESTMENT SERIES
        Aggressive Equity                                  Income Builder
        Capital Growth (Merged into Money Market)          Limited Duration (Previously known as
        Dividend Growth                                      Short Term Bond)
        Equity                                             Money Market
        European Growth                                    Pacific Growth
        Global Advantage (Previously                       Quality Income Plus
           known as Competitive Edge "Best ideas")         S&P 500 Index
        Global Dividend Growth                             Strategist
        High Yield                                         Utilities

      THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
        UIF Emerging Markets Equity                        UIF International Magnum
        UIF Equity Growth                                  UIF U.S. Real Estate

      VAN KAMPEN LIFE INVESTMENT TRUST
        LIT Emerging Growth

     Northbrook Life provides insurance and administrative services to the policyholders for a fee.

--------------------------------------------------------------------------------

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     INVESTMENTS - Investments consist of shares of the Funds and are stated at fair value based on quoted market prices.

     INVESTMENT INCOME - Investment income consists of dividends declared by the Funds and is recognized on the ex-dividend date.

     REALIZED GAINS AND LOSSES - Realized gains and losses on fund shares represent the difference between the proceeds from sales of shares of the Funds by the Account and the cost of such shares, which is determined on a weighted average basis. Transactions are recorded on a trade date basis. Income from realized gain distributions are recorded on the Fund's ex-distribution date.

     FEDERAL INCOME TAXES - The Account intends to qualify as a segregated asset account as defined in the Internal Revenue Code ("Code"). As such, the operations of the Account are included in the tax return of Northbrook Life. Northbrook Life is taxed as a life insurance company under the Code. No federal income taxes are allocable to the Account as the Account did not generate taxable income.

     USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

3.   EXPENSES

     MORTALITY AND EXPENSE RISK CHARGE - Northbrook Life assumed mortality and expense risks related to the operations of the Account and deducts charges daily at a rate equal to .90% per annum of the daily net assets of the Account. The mortality and expense risk charge is recognized as a reduction in accumulation unit values. The mortality and expense risk charge covers insurance benefits available with the policy and certain expenses of the policy. It also covers the risk that the current charges will not be sufficient in the future to cover the cost of administering the policy.

     POLICY MAINTENANCE CHARGE -

     - MONTHLY DEDUCTIONS - Northbrook Life deducts monthly for cost of insurance, tax expense and administrative expense. The cost of insurance is determined based upon several variables, including the policyholder's death benefit amount and Account value. Tax expense is charged at an annual rate equal to .40% of the Account value for the first ten policy years. Northbrook Life deducts a monthly administrative fee of .25% of the Account value. These charges are recognized as redemption of units.

     - ANNUAL MAINTENANCE FEE - Northbrook Life deducts an annual maintenance fee of $30 on each policy anniversary. This charge is waived on policies that meet certain requirements. The annual maintenance fee is recognized as redemption of units.

--------------------------------------------------------------------------------

4.   PURCHASES OF INVESTMENTS

     The cost of purchases of investments for the year ended December 31, 2002 were as follows:

                                                                           Purchases
                                                                          -----------
     Investments in the Morgan Stanley Variable Investment Series
          Sub-Accounts:
             Aggressive Equity                                            $   148,297
             Capital Growth (a)                                                16,593
             Dividend Growth                                                  577,130
             Equity                                                           312,466
             European Growth                                                   51,771
             Global Advantage (b)                                               4,736
             Global Dividend Growth                                            97,164
             High Yield                                                        87,287
             Income Builder                                                   154,561
             Limited Duration (c)                                             765,207
             Money Market                                                   1,583,200
             Pacific Growth                                                    38,945
             Quality Income Plus                                              603,227
             S&P 500 Index                                                    255,060
             Strategist                                                       572,967
             Utilities                                                        119,852

     Investments in The Universal Institutional Funds, Inc. Sub-Accounts:
             UIF Emerging Markets Equity                                      114,784
             UIF Equity Growth                                                 77,077
             UIF International Magnum                                           4,564
             UIF U.S. Real Estate                                             191,858

     Investments in the Van Kampen Life Investment Trust Sub-Account:
             LIT Emerging Growth                                               94,871
                                                                          -----------
                                                                          $ 5,871,617
                                                                          ===========

(a) Merged on August 31, 2002 with Money Market

(b) Previously known as Competitive Edge "Best Ideas"

(c) Previously known as Short-Term Bond

--------------------------------------------------------------------------------

5.   FINANCIAL HIGHLIGHTS

     The accumulation unit value, the investment income ratio, the expense ratio assessed by Northbrook Life, and the total return is presented for each sub-account. As explained in Note 3, the expense ratio represents mortality and expense risk charges which are assessed as a percentage of daily net assets.

     ITEMS IN THE FOLLOWING TABLE ARE NOTATED AS FOLLOWS:

        * INVESTMENT INCOME RATIO - This represents dividends, excluding realized gain distributions, received by the sub-account, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses that result in direct reductions in the accumulation unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

        ** EXPENSE RATIO - This represents the annualized contract expenses of the sub-account for the period and includes only those expenses that are charged through a reduction in the accumulation unit values. Excluded are expenses of the underlying fund portfolio and charges made directly to policyholder accounts through the redemption of units.

        *** TOTAL RETURN - This represents the total return for the period and reflects those expenses that result in direct reductions in the accumulation unit values. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return is calculated using unrounded accumulation unit values.

             Sub-accounts with a date notation indicate the effective date of that investment option in the Account. The investment income ratio and total return are calculated for the period or from the effective date through the end of the reporting period.

                                                                At December 31,              For the year ended December 31,
                                                              --------------------  ------------------------------------------------

                                                                 Accumulation         Investment       Expense         Total
                                                                  Unit Value         Income Ratio*      Ratio**       Return***
                                                              --------------------  ----------------  ------------    --------------
     Investments in the Morgan Stanley Variable Investment
       Series Sub-Accounts:
        Aggressive Equity
            2002                                                  $     7.69            0.29 %          0.90 %      -23.30 %
            2001                                                       10.02            0.36            0.90        -29.11
        Capital Growth
            2002 (a)                                                      --            0.49            0.90          0.00
            2001                                                       10.83            0.51            0.90        -26.97
        Dividend Growth
            2002                                                        8.93            2.05            0.90        -18.75
            2001                                                       11.00            1.92            0.90         -6.06
        Equity
            2002                                                       10.46            0.37            0.90        -21.92
            2001                                                       13.40            0.50            0.90        -27.53
        European Growth
            2002                                                        9.66            1.48            0.90        -22.06
            2001                                                       12.39            1.06            0.90        -18.50

(a) Merged on August 31, 2002 with Money Market

--------------------------------------------------------------------------------

5.   FINANCIAL HIGHLIGHTS

                                                                      At December 31,           For the year ended December 31,
                                                                      ----------------  --------------------------------------------

                                                                        Accumulation      Investment        Expense          Total
                                                                         Unit Value      Income Ratio*      Ratio**        Return***
                                                                      ----------------  ---------------   -------------    ---------
     Investments in the Morgan Stanley Variable Investment
          Series Sub-Accounts (continued):
              Global Advantage(b)
                  2002                                                  $      5.77        1.01 %           0.90 %         -21.52 %
                  2001                                                         7.35        0.71             0.90           -24.02
              Global Dividend Growth
                  2002                                                        10.03        1.78             0.90           -13.30
                  2001                                                        11.57        2.77             0.90            -7.09
              High Yield
                  2002                                                         3.75       19.50             0.90            -7.97
                  2001                                                         4.07       18.26             0.90           -34.35
              Income Builder
                  2002                                                        10.35        4.57             0.90            -8.47
                  2001                                                        11.31        4.94             0.90             1.38
              Limited Duration (c)
                  2002                                                        11.55        3.19             0.90             3.12
                  2001                                                        11.20        3.31             0.90             5.76
              Money Market
                  2002                                                        11.84        1.21             0.90             0.43
                  2001                                                        11.78        3.75             0.90             2.97
              Pacific Growth
                  2002                                                         4.97        0.00             0.90           -23.56
                  2001                                                         6.50        1.29             0.90           -28.08
              Quality Income Plus
                  2002                                                        13.01        5.91             0.90             4.57
                  2001                                                        12.44        6.19             0.90             8.58
              S&P 500 Index
                  2002                                                         6.50        1.14             0.90           -23.18
                  2001                                                         8.46        0.85             0.90           -13.03
              Strategist
                  2002                                                        11.93        1.65             0.90           -10.70
                  2001                                                        13.36        2.40             0.90           -10.99
              Utilities
                  2002                                                         8.77        2.77             0.90           -23.56
                  2001                                                        11.48        2.07             0.90           -26.42

(b) Previously known as Competitive Edge "Best Ideas"

(c) Previously known as Short-Term Bond

--------------------------------------------------------------------------------

5.   FINANCIAL HIGHLIGHTS

                                                             At December 31,                For the year ended December 31,
                                                             ----------------  -------------------------------------------------

                                                               Accumulation      Investment        Expense           Total
                                                                Unit Value      Income Ratio*      Ratio**          Return***
                                                             ----------------  ---------------   -------------   ---------------
     Investments in The Universal Institutional Funds, Inc.
      Sub-Accounts:
        UIF Emerging Markets Equity
            2002                                               $         7.81     0.00 %           0.90 %           -9.72 %
            2001                                                         8.65     0.00             0.90             -7.33
        UIF Equity Growth
            2002                                                         6.61     0.18             0.90            -28.51
            2001                                                         9.24     0.00             0.90            -15.88
        UIF International Magnum
            2002                                                         6.85     1.02             0.90            -17.56
            2001                                                         8.31     0.49             0.90            -20.02
        UIF U.S. Real Estate
            2002                                                        12.47     3.83             0.90             -2.35
            2001                                                        12.77     4.94             0.90              8.85
     Investments in the Van Kampen Life Investment Trust
      Sub-Account:
        LIT Emerging Growth
            2002                                                         7.14     0.37             0.90            -33.09
            2001                                                        10.67     0.00             0.90            -32.11

                                     PART C

                                OTHER INFORMATION

Item 27. EXHIBITS

(a)(i) Resolution of the Board of Directors of Allstate Life Insurance Company authorizing establishment of the Allstate Life Variable Life Separate Account A (formerly known as Northbrook Life Variable Life Separate Account A) (Incorporated herein by reference to Form S-6 Registration Statement (File No. 333-25057) dated April 11, 1997.)

(a)(ii) Resolution of the Board of Directors of Allstate Life Insurance Company authorizing the transfer of Northbrook Life Variable Life Separate Account A from Northbrook Life Insurance Company to Allstate Life Insurance Company (Previously filed in Registrant's initial Form N-6 Registration Statement (File No. 333-102318) dated January 2, 2003.)

(b) Not applicable.

(c)(i) Form of Principal Underwriting Agreement (Incorporated herein by reference to Post-Effective Amendment No. 13 to Form N-4 Registration Statement (File No. 033-35412) dated December 31, 1996).

(ii) Form of Selling Agreement (Incorporated herein by reference to Post-Effective Amendment No. 13 to Form N-4 Registration Statement (File No. 033-35412) dated December 31, 1996).

(d)(i) Form of Contract (Incorporated herein by reference to Form S-6 Registration Statement (File No. 333-25057) dated April 11, 1997.)

(ii) Form of Contract Endorsement (reflecting Allstate as issuer) (Previously filed in Registrant's initial Form N-6 Registration Statement (File No. 333-102318) dated January 2, 2003.)

(e) Form of Application for the Contract (Previously filed in Registrant's initial Form N-6 Registration Statement (File No. 333-102318) dated January 2, 2003.)

(f)(i) Articles of Incorporation of Allstate Life Insurance Company (Incorporated herein by reference to Post-Effective Amendment No. 3 to Registration Statement (File No. 333-77605) dated April 24, 2001.)

(ii) By-Laws of Allstate Life Insurance Company (Incorporated herein by reference to Post-Effective Amendment No. 3 to Registration Statement (File No. 333-77605) dated April 24, 2001.)

(g) Not applicable.

(h) Forms of Participation Agreements (Incorporated herein by reference to Post-Effective Amendment No. 20 to Form N-4 Registration Statement (File No. 002-82511) dated April 30, 1996.)

(i) Administrative Contracts (not applicable)

(j) Other Material Contracts (not applicable)

(k)(i) Opinion and Consent of Counsel as to legality of securities issued by Northbrook Life Insurance Company (Illinois) (Incorporated herein by reference to Pre-Effective Amendment No. 1 to Registration Statement (File No. 333-25057) dated August 22, 1997).

(ii) Opinion and Consent of Counsel as to legality of securities issued by Northbrook Life Insurance Company (Arizona) (Incorporated herein by reference to Pre-Effective Amendment No. 2 to Registration Statement (File No. 333-25057) dated April 30, 1999).

(iii) Opinion and Consent of Counsel as to legality of securities to be issued by Allstate (Previously filed in Registrant's initial Form N-6 Registration Statement (File No. 333-102318) dated January 2, 2003.)

(l)(i) Actuarial Opinion and Consent (Incorporated herein by reference to Post-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-25057) dated April 30, 1998.)

(ii) Actuarial Opinion and Consent. (Incorporated herein by reference to Post-Effective Amendment No. 3 to Form S-6 Registration Statement (File No. 333-25057) dated May 1, 2000.)

(iii) Actuarial Opinion and Consent. (Incorporated herein by reference to Post-Effective Amendment No. 4 to Form S-6 Registration Statement (File No. 333-25057) dated April 16, 2001).

(iv) Actuarial Opinion and Consent. (Incorporated herein by reference to Post-Effective Amendment No. 5 to Form S-6 Registration Statement (File No. 333-25057) dated April 22, 2002).

(v) Actuarial Opinion and Consent. Filed herewith.

(m)(i) Hypothetical Illustrations (Incorporated herein by reference to Post-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-25057) dated April 30, 1998.)

(ii) Hypothetical Illustrations (Incorporated herein by reference to Post-Effective Amendment No. 3 to Form S-6 Registration Statement (File No. 333-25057) dated May 1, 2000.)

(iii) Hypothetical Illustrations (Incorporated herein by reference to Post-Effective Amendment No. 4 to Form S-6 Registration Statement (File No. 333-25057) dated April 16, 2001).

(iv) Hypothetical Illustrations (Incorporated herein by reference to Post-Effective Amendment No. 5 to Form S-6 Registration Statement (File No. 333-25057) dated April 22, 2002).

(v) Calculation of Hypothetical Illustration values. Filed herewith.

(n) Other Consents
         (i) Consent of Foley & Lardner filed herewith.
         (ii) Independent Auditor's Consent filed herewith.

(o) Omitted financial statements (not applicable)

(p) Initial Capital Arrangements (not applicable)

(q) Procedures Memorandum pursuant to Rule 6e-3(T)(b)(12)(iii) (Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-25057) dated August 22, 1997.)

(r)(i) Powers of Attorney for Marla G. Friedman, John C. Loundsand Kevin R. Slawin (Incorporated herein by reference to Form N-4 Initial Registration Statement (File No. 333-77605) dated May 3, 1999.)

   (ii) Power of Attorney for Samuel H. Pilch (Incorporated herein by reference to Pre-Effective Amendment No. 1 to Registration Statement (File No. 333-77605) dated July 8, 1999.)

  (iii) Powers of Attorney for Margaret G.Dyer, Edward M. Liddy, J. Kevin McCarthy, and Robert W. Pike (Incorporated herein by reference to Post-Effective Amendment No. 2 to Registration Statement (File No. 333-77605) dated April 28, 2000.)

  (iv) Powers of Attorney for David A. Bird and Steven E. Shebik (Incorporated herein by reference to Post-Effective Amendment No. 4 to Registration Statement (File No. 333-77605) dated April 29, 2002.)

  (v) Powers of Attorney for Casey J. Sylla, Eric A. Simonson, and Michael J. Roche (Previously filed in Registrant's initial Form N-6 Registration Statement (File No. 333-102318) dated January 2, 2003.)

  (vi) Power of Attorney for Danny L. Hale filed herewith.


(s) Independent Auditor's Awareness Letter (Previously filed in Registrant's initial Form N-6 Registration Statement (File No. 333-102318) dated January 2, 2003.)

(t) Merger Agreement and Articles of Merger between Northbrook Life Insurance Company and Allstate Life Insurance Company (Previously filed in Registrant's initial Form N-6 Registration Statement (File No. 333-102318) dated January 2, 2003.)

Item 28.

DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and Principal                           Position and Office with
Business Address                             Depositor of the Account

David A. Bird                               Director and Senior Vice President
Margaret G. Dyer                            Director and Senior Vice President
Marla G. Friedman                           Director and Senior Vice President
Danny L. Hale                               Director
Edward M. Liddy                             Director
John C. Lounds                              Director and Senior Vice President
J. Kevin McCarthy                           Director and Senior Vice President
Robert W. Pike                              Director
Samuel H. Pilch                             Group Vice President and Controller
Steven E. Shebik                            Director, Senior Vice President and Chief Financial Officer
Eric A. Simonson                            Director, Senior Vice President and Chief Investment Officer
Kevin R. Slawin                             Director and Senior Vice President
Casey J. Sylla                              Director, Chairman of the Board and President
Michael J. Velotta                          Director, Senior Vice President, General Counsel and Secretary
Thomas J. Wilson II                         Director
Richard L. Baker                            Vice President
Patricia A. Coffey                          Vice President
Karen C. Gardner                            Vice President
Dennis C. Gomez                             Vice President
John R. Hunter                              Vice President
Mary J. McGinn                              Vice President and Assistant Secretary
William H. Monie                            Vice President
J. Eric Smith                               Vice President
B. Eugene Wraith                            Vice President
James P. Zils                               Treasurer
D. Steven Boger                             Assistant Vice President
Lisa Cochrane                               Assistant Vice President
Errol Cramer                                Assistant Vice President and Appointed Actuary
Lawrence W. Dahl                            Assistant Vice President
Robert C. Doebler                           Assistant Vice President
Sarah R. Donahue                            Assistant Vice President
Philip Emmanuele                            Assistant Vice President
Lisa J. Flanary                             Assistant Vice President
Douglas F. Gaer                             Assistant Vice President
Gregory J. Guidos                           Assistant Vice President
Brent H. Hamann                             Assistant Vice President
John Hershberger                            Assistant Vice President
Ronald A. Johnson                           Assistant Vice President
Teresa G. Logue                             Assistant Vice President
Robert L. Park                              Assistant Vice President and Chief Compliance Officer
Barry S. Paul                               Assistant Vice President and Assistant Treasurer
John C. Pintozzi                            Assistant Vice President
Joseph P. Rath                              Assistant Vice President, Assistant General Counsel and Assistant Secretary
Charles L. Salisbury                        Assistant Vice President
Robert A. Shore                             Assistant Vice President
Robert E. Transon                           Assistant Vice President
Timothy N. Vander Pas                       Assistant Vice President
Patricia W. Wilson                          Assistant Vice President and Assistant Secretary
Richard Zaharias                            Assistant Vice President
Laura R. Zimmerman                          Assistant Vice President
Joanne M. Derrig                            Assistant Vice President and Chief Privacy Officer
Doris J. Bryant                             Assistant Secretary
Susan L. Lees                               Assistant Secretary
Paul N. Kierig                              Assistant Secretary
Kristine Leston                             Assistant Secretary


The principal business address of Mr. Bird is 544 Lakeview Parkway, Vernon Hills, Illinois 60061. The principal business address of Mr. Monie is 1776 American Heritage Drive, Jacksonville, Florida 32224. The principal business address of Mr. Wraith, Mr. Dahl and Mr. Gaer is 2940 South 84th Street, Lincoln, Nebraska 68506. The principal business address of the remaining officers and directors is 3100 Sanders Road, Northbrook, Illinois 60062.


Item 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

Incorporated herein by reference to Annual Report on Form 10-K, filed by the Allstate Corporation on March 28th 2003 (File No. 1-11840).


Item 30.  INDEMNIFICATION

The By-Laws of Allstate Life Insurance Company ("Depositor") provide that it will indemnify its officers and directors for certain damages and expenses that may be incurred in the performance of their duty to Depositor. No indemnification is provided, however, when such person is adjudged to be liable for negligence or misconduct in the performance of his or her duty, unless indemnification is deemed appropriate by the court upon application. This right of indemnity is not exclusive of other rights to which a director or officer may otherwise be entitled.

The General Agency Agreement between Allstate Life Insurance Company and Morgan Stanley DW Inc. provides that Allstate will indemnify Morgan Stanley DW Inc. as Underwriter for certain damages and expenses that may be caused by actions, statements or omissions by Allstate.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the forgoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public Policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. PRINCIPAL UNDERWRITERS

(a) Registrant's principal underwriter, Morgan Stanley DW Inc., is the principal underwriter for the following affiliated investment companies:

         Allstate Life Insurance Company Separate Account A
         Allstate Life Variable Life Separate Account A
         Allstate Life of New York Variable Annuity Account
         Allstate Life of New York Variable Annuity Account II


(b) The directors and principal officers of the principal underwriter are:

John H. Schaefer                             President, Chief Executive Officer and Chief Operating Officer
Bruce F. Alonso                              Managing Director
Mary Caracappa                               Managing Director and Controller
Ronald T. Carman                             Managing Director, Associate General Counsel and Assistant
                                                        Secretary
Mayree Clark                                 Managing Director
Alexander C. Frank                           Managing Director and Treasurer
Raymond A. Harris                            Managing Director
Stephen J. Liguori                           Managing Director
Robin Roger                                  Managing Director and General Counsel Securities
Michael H. Stone                             Managing Director, General Counsel and Secretary
Samuel A. Turvey                             Managing Director and Chief Compliance Officer
Charles F. Vadala, Jr.                       Managing Director and Chief Financial Officer
Steven C. Van Wyk                            Managing Director
Robert V. Luebeck                            Chief Operations Officer
Joyce L. Kramer                              Executive Director, Deputy General Counsel and Assistant Secretary
Robert L. Palleschi                          Executive Director
Debra M. Aaron                               Vice President
Darlene R. Lockhart                          Vice President
Bruce Sandberg                               Vice President
Kevin Mooney                                 Vice President
Frank G. Skubic                              Vice President
Eileen S. Wallace                            Vice President
Sabrina Hurley                               Assistant Secretary


* The principal business address of the above-named individuals is 1585 Broadway, New York, New York 10036.


(c) Compensation of Morgan Stanley DW Inc.

The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant for the year ended December 31, 2002.


         (1)               (2)                (3)                (4)                 (5)

Name of Principal      Net Underwriting  Compensation on    Brokerage          Other Compensation
Underwriter            Discounts and    Events Occasioning  Commissions
                        Commissions    the Deduction of a
                                       Deferred Sales Load

----------------     ----------------  ------------------   ----------------   ------------------

 Morgan Stanley DW Inc.     N/A               N/A               N/A               $ 81,290.95


Compensation is for the performance of certain administrative and other services.


Item 32.  LOCATION OF ACCOUNTS AND RECORDS

The Depositor, Allstate Life Insurance Company, is located at 3100 Sanders Road, Northbrook, Illinois 60062. The Distributor, Morgan Stanley DW Inc., is located at 1585 Broadway, New York, New York 10036.

Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

Item 33. MANAGEMENT SERVICES

None

Item 34. REPRESENTATION REGARDING CONTRACT EXPENSES

Allstate Life Insurance Company represents that the fees and charges deducted under the Contracts described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Allstate Life Insurance Company under the Contracts. Allstate Life Insurance Company bases its representation on its assessment of all of the facts and circumstances, including such relevant factors as: the nature and extent of such services, expenses and risks; the need for Allstate Life Insurance Company to earn a profit; the degree to which the Contracts include innovative features; and the regulatory standards for exemptive relief under the Investment Company Act of 1940 used prior to October 1996, including the range of industry practice. This representation applies to all Contracts sold pursuant to the Registration Statement, including those sold on the terms specifically described in the prospectus(es) contained herein, or any variations therein, based on supplements, endorsements, or riders to any Contracts or prospectus (es), or otherwise.

                                   Signatures

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this regulation statement under rule 485(b) under the Securities Act and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the Township of Northfield, State of Illinois, on the 1st day of April 2003.

                 Allstate Life Variable Life Separate Account A
                                  (Registrant)

                       By: Allstate Life Insurance Company
                                   (Depositor)

                                          By: /s/Michael J. Velotta
                                          --------------------------
                                          Michael J. Velotta
                                          Senior Vice President, Secretary and
                                                           General Counsel


Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following Directors and Officers of Allstate Life Insurance Company on the 1st day of April, 2003.

*/DAVID A. BIRD                          Director and Senior Vice President
------------------------------
David A. Bird

*/MARGARET G. DYER                       Director and Senior Vice President
 ---------------------------
Margaret G. Dyer

*/MARLA G. FRIEDMAN                      Director and Senior Vice President
--------------------------------
Marla G. Friedman

*/DANNY L. HALE                          Director
- -------------------------
Danny L. Hale

*/EDWARD M. LIDDY                        Director
------------------------------
Edward M. Liddy

*/JOHN C. LOUNDS                         Director and Senior Vice President
--------------------------------
John C. Lounds

*/J. KEVIN MCCARTHY                      Director and Senior Vice President
---------------------------------
J. Kevin McCarthy

*/ROBERT W. PIKE                         Director
---------------------------------
Robert W, Pike

*/SAMUEL H. PILCH                        Controller and Group Vice President
----------------------------------            (Principal Accounting Officer)
Samuel H. Pilch

*/STEVEN E. SHEBIK                       Director, Senior Vice President and Chief Financial
----------------------------------           Officer (Principal Financial Officer)
Steven E. Shebik

*/ERIC A. SIMONSON                      Director, Senior Vice President and Chief Investment
----------------------------------           Officer
Eric A. Simonson

*KEVIN R. SLAWIN                        Director and Senior Vice President
-----------------------------
Kevin R. Slawin

*/CASEY J. SYLLA                       Director, Chairman of the Board and President
 -------------------------                  (Principal Executive Officer)
Casey J. Sylla

/s/MICHAEL J. VELOTTA                   Director, Senior Vice President, General Counsel and
---------------------------                             Secretary
Michael J. Velotta

*/THOMS J. WILSON II                    Director
------------------------------
Thomas J. Wilson II


*/ By Michael J. Velotta, pursuant to Power of Attorney, filed herewith or previously filed.


                                  EXHIBIT INDEX

Exhibit Number              Description

(l)(v)  Actuarial Opinion and Consent
(m)(v)  Calculation of Hypothetical Illustration values
(n)(i)  Consent of Foley & Lardner
(n)(ii) Independent Auditor's Consent
(r)(vi) Power of Attorney for Danny L. Hale